UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	08/31/2022

Date of reporting period:	08/31/2022

Item 1 – Reports to Stockholders

PGIM FIXED INCOME ETFs

PGIM Ultra Short Bond ETF (PULS)

PGIM Active High Yield Bond ETF (PHYL)

PGIM Active Aggregate Bond ETF (PAB)

PGIM Total Return Bond ETF (PTRB)

PGIM Floating Rate Income ETF (PFRL)

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Fixed Income ETFs informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Fixed Income ETFs

October 14, 2022

PGIM Fixed Income ETFs     3

PGIM Ultra Short Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	0.21	1.60 (04/05/2018)

Market Price*	0.23	1.60 (04/05/2018)

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The ICE BofA US 3-Month Treasury Bill Index was adopted as the Fund’s primary benchmark in March 2022 due to the pending discontinuation of LIBOR.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the ICE BofA 3-Month Treasury Bill Index and the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations (April 5, 2018) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on April 5, 2018, while the benchmark and the Index assume that the initial investment occurred on March 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs    5

PGIM Ultra Short Bond ETF

Your Fund’s Performance (continued)

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	32.2

AA	24.3

A	21.3

BBB	17.6

Not Rated	1.0

Cash/Cash Equivalents	3.6

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

0.64	3.18	3.18

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Ultra Short Bond ETF (the Fund) returned 0.21% based on net asset value in the 12-month reporting period that ended August 31, 2022, underperforming the 0.30% return of the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

●

From a starting point of low yields and tight spreads, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the period. Concerns about central bank tightening, hard economic landings (i.e., a significant slowdown after a period of rapid growth), and the war in Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market volatility than they had been over the prior decade of low inflation. A succession of rate hikes over the first half of 2022—including outsized hikes of 75 basis points (bps) by the Federal Reserve in both June and July—confirmed to markets that the Fed is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August 2022 Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting investors’ expectations for rate hikes in 2022 and removing the prospects for rate cuts in 2023. While long-run inflation expectations remained relatively subdued through the end of the period, Powell expressed the need to exercise vigilance about the trajectory of expectations to avoid a self-fulfilling inflation spiral. Underpinning his escalation in rhetoric was the reality that Fed officials don’t know how high they will ultimately take the federal funds rate in order to tame inflation.

●

As a result, significant volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted the last two months of the period. From 1.10% on August 31, 2021, the 10-year/2-year Treasury spread declined to -0.28% by the end of the period.

●

After rising to nearly 3.5% in June 2022, US 10-year Treasury yields ended the period at 3.20%. Meanwhile, the yield on the 2-year Treasury note ended the period at 3.48%, a rise of 327 bps over the period.

●	Just as longer-term Treasuries saw substantial volatility throughout the period, yields on short-term securities, which influence money market yields, also rose substantially.

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The 3-month Treasury bill rose from 0.05% to 2.93% during the period, while the 3-month London Interbank Offered Rate (LIBOR) rose from 0.12% to 3.10%. Meanwhile, the Secured Overnight Financing Rate (SOFR) rose from 0.05% to 2.29%.

●

In the short-term credit markets, investment-grade credit spreads widened during the period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, underperformed similar short-duration Treasuries by -0.31% during the period.

What worked?

The Fund emphasized spread assets—including short-term, investment-grade debt of financial, consumer cyclical and non-cyclical, and utility companies—ranging across the rating spectrum from AAA to BBB. Other spread sector assets included commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs). Overall positioning in CMBS contributed to performance during the period.

What didn’t work?

●

The duration of the Fund was tactically managed during the period. Overall, duration positioning detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Overall positioning in CLOs and investment-grade corporates detracted from performance during the period.

Did the Fund use derivatives?

During the period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure. These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus Treasuries, while mitigating interest rate risk. Overall, the positions added to performance during the period.

Current outlook

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, the Fed is signaling an increased willingness to accept more economic and market pain than it had been over the last decade of low inflation. If the Fed can avoid a recession, it will; but more than anything else, Fed officials want to get inflation under control.

●

Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on currently high monthly inflation readings, vowing to keep up the pressure until readings show convincing signs of softening toward the Fed’s target. At some point, though, PGIM Fixed Income expects the Fed will likely pivot back toward a focus on the projected lagged effects of its tightening and—should material signs of softening accumulate—adopt a more measured pace of policy normalization.

PGIM Fixed Income ETFs    9

Strategy and Performance Overview* (continued)

●

PGIM Fixed Income continues to emphasize well-researched, short-term credit sectors, with the expectation that these assets offer the most value from a total return perspective, and it continues to seek out investments with the best total return potential in light of the more challenging market environment.

●

PGIM Fixed Income continues to find value within investment-grade corporates and structured products (CLOs, CMBS), which represent attractive value in relation to Treasuries and agency mortgage-backed securities, and it will remain selective as the front end of the market continues to adjust to the new rate-and-spread environment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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PGIM Active High Yield Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	-11.01	3.03 (09/24/2018)

Market Price*	-11.14	2.96 (09/24/2018)

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Fixed Income ETFs    11

PGIM Active High Yield Bond ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Very Liquid Index by portraying the initial account values at the commencement of operations (September 24, 2018) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on September 24, 2018, while the benchmark and the Index assume that the initial investment occurred on September 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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Benchmark Definition

Bloomberg US High Yield Very Liquid Index (VLI)—The Bloomberg US High Yield Very Liquid Index is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed rate corporate bond market. The Index uses the same eligibility criteria as the US Corporate High Yield Index, but includes only the three largest bonds from each issuer that have a minimum amount outstanding of USD500mn and less than five years from issue date. The Index also limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

PGIM Fixed Income ETFs    13

PGIM Active High Yield Bond ETF

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	12.0

BBB	2.8

BB	47.1

B	24.0

CCC	8.7

CC	0.2

C	0.1

Not Rated	2.7

Cash/Cash Equivalents	2.4

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

Total Dividends	SEC 30-Day	SEC 30-Day
Paid for	Subsidized	Unsubsidized

One Year ($)	Yield* (%)	Yield** (%)

2.40	7.22	7.22

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Active High Yield Bond ETF (the Fund) returned –11.01% based on net asset value (NAV) in the 12-month reporting period that ended August 31, 2022, outperforming the –11.28% return of the Bloomberg US High Yield Very Liquid Index (the Index).

What were the market conditions?

●

After posting gains during the latter part of 2021, US high yield bonds posted significant declines over the first eight months of 2022—including, in the second quarter, their worst quarterly performance since the first quarter of 2020—as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals.

●

Retail demand for high yield remained negative throughout much of the period as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, and coupon payments provided for a relatively solid technical backdrop.

●

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first eight months of 2022. For the period, spreads on the Bloomberg US Corporate High Yield Bond Index widened 196 basis points (bps) to 484 bps as of August 31, 2022. (One basis point equals 0.01%). By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers during the period as investors sought out the relative safety of higher-rated credits.

●

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing $484 billion in high yield bonds during 2021, companies issued a mere $81 billion through the first eight months of 2022.

●

The par-weighted US high yield default rate, including distressed exchanges, ended the period at 1.20%, up from 1.13% the year before, and below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

●

Overall security selection and sector allocation both contributed to performance during the period. Within security selection, positions in the upstream energy, telecom, and technology industries contributed the most. Within sector allocation, relative to the Index, overweights to upstream energy and electric utilities—along with an underweight to media & entertainment—contributed.

●

In individual security selection, positions in Chesapeake Energy Corp. (upstream energy), Veon Ltd. (telecom), and Civitas Resources Inc. (upstream energy) were the largest contributors to performance.

PGIM Fixed Income ETFs    15

Strategy and Performance Overview* (continued)

●

Having slightly more beta, on average, in the Fund relative to the Index over the period had a negligible impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

What didn’t work?

●	While overall security selection contributed to returns over the period, selection in media & entertainment, cable & satellite, and automotive detracted.

●

While overall sector allocation was positive, relative to the Index, underweights to the healthcare & pharmaceuticals and downstream energy industries—along with an overweight to building materials & home construction—detracted.

●

In individual security selection, overweights to Bausch Health Americas Inc. (healthcare & pharmaceuticals), Diamond Sports Group LLC (media & entertainment), and Intelsat SA (cable & satellite) relative to the Index, detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives and interest rate futures to manage its overall risk profile during the reporting period—the aggregate impact of which was negative.

Current outlook

●

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. In PGIM Fixed Income’s view, most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates higher default rates of 3% and 7% over the next two years, should the economy follow its base-case scenario of a shallow recession— induced by aggressive rate hikes and persistent inflation—occurring in that time.

●

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in today, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected, and/or the Fed engineers a soft landing, there is meaningful upside potential in the market given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance the risks and rewards.

●

In terms of positioning, PGIM Fixed Income is reducing its allocation to lower-quality issuers in favor of higher-quality BB-rated bonds and maintaining an overweight to independent power producers and housing.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for

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performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Fixed Income ETFs    17

PGIM Active Aggregate Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	-12.62	-7.57 (04/12/2021)

Market Price*	-12.64	-7.55 (04/12/2021)

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations (April 12, 2021) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on April 15, 2021, while the benchmark and the Index assume that the initial investment occurred on March 31, 2021. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs    19

PGIM Active Aggregate Bond ETF

Your Fund’s Performance (continued)

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	68.6

AA	5.7

A	8.5

BBB	16.7

Cash/Cash Equivalents	0.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

1.56	3.51	3.51

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Active Aggregate Bond ETF (the Fund) returned –12.62% based on net asset value in the 12-month reporting period that ended August 31, 2022, underperforming the –11.52% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the period. Concerns about central bank tightening, hard economic landings (i.e., a significant slowdown after a period of rapid growth), and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market volatility than they had been over the prior decade of low inflation. A succession of hikes during the second quarter of 2022— including outsized hikes of 75 basis points (bps) by the Federal Reserve in both June and July—confirmed to markets that the Fed is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August 2022 Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting investors’ expectations for rate hikes in 2022 and removing the prospects for rate cuts in 2023. While long-run inflation expectations remained relatively subdued through the end of the period, Powell expressed the need to exercise vigilance about the trajectory of expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials don’t know how high they will ultimately take the federal funds rate in order to tame inflation.

●

As a result, significant volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last two months of the period. From 1.10% on August 31, 2021, the 10-year/2-year Treasury spread declined to –0.28% by the end of the period.

●

After rising to nearly 3.5% in June 2022, US 10-year Treasury yields ended the period at 3.20%. Meanwhile, the yield on the 2-year Treasury note ended the period at 3.48%, a rise of 327 bps over the period.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and increased event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial

PGIM Fixed Income ETFs    21

Strategy and Performance Overview* (continued)

mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging-markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	Security selections in CMBS, municipal bonds, emerging markets, and CLOs contributed to performance.

●	In terms of sector allocation, underweights, relative to the Index, to MBS and agencies contributed.

●	Within credit, positioning in upstream energy, telecom, and gaming/lodging/leisure contributed to results.

●

In individual security selection, the Fund benefited, relative to the Index, from an underweight to Oracle Corp. (technology), along with overweights to Cenovus Energy Inc. (upstream energy) and the Republic of Indonesia.

●	The Fund’s yield curve positioning was modestly positive over the period.

What didn’t work?

●	Overall security selection detracted, with selections in Treasuries, investment-grade corporates, and MBS detracting the most.

●	Overall sector allocation detracted, with overweights, relative to the Index, to CMBS, CLOs, and investment-grade corporates detracting the most.

●	Within credit, positioning in banking, healthcare & pharmaceuticals, and media & entertainment detracted during the period.

●

In individual security selection, the Fund’s overweight positioning, relative to the Index, in Viatris Inc. (healthcare & pharmaceuticals), Bank of America Corp. (banking), and Charter Communications Inc. (cable & satellite) detracted from performance.

●	The Fund’s duration positioning detracted from performance during the period.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

●

Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on currently high monthly inflation readings, vowing to keep up the pressure until readings show convincing signs of softening toward the Fed’s target. At some point,

22    Visit our website at pgim.com/investments

though, PGIM Fixed Income expects the Fed will likely pivot back toward a focus on the projected lagged effects of its tightening and—should material signs of softening accumulate—adopt a more measured pace of policy normalization.

●

Even though fundamentals and issuer liquidity are arguably well braced for recession and spread widening has already generated value in a number of sectors, PGIM Fixed Income believes spreads may remain soft until most of the current bad news (e.g., the cutoff of Russian gas supplies, cooling of the housing market) has largely played out. However, over the intermediate and longer term, the sell-off in rates and spreads could turn out to be a positive as the overarching trends of aging demographics, high debt burdens, and other factors that conspired for decades to push equilibrium interest rates down are more likely hibernating than reversing. It is anticipated that once the reopening enthusiasm and supply-chain problems have passed, inflation will likely be back at, or below, targets, and bonds are expected to post solid returns for an extended period. In the meantime, PGIM Fixed Income believes the best course will be to focus on the micro-alpha opportunities within and across sectors.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term. Relative to the Index, the Fund is overweight structured products (CLOs, CMBS), with a more modest overweight to investment-grade corporates. The Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

●

In terms of calling the cycle top in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher interest rates. Yet, from a long-term perspective, exposure to developed-market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the federal funds terminal rate when it is eventually reached.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Fixed Income ETFs    23

PGIM Total Return Bond ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/22

Since Inception (%)

Net Asset Value (NAV)	-12.81 (12/02/2021)

Market Price*	-12.69 (12/02/2021)

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations (December 2, 2021) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on December 8, 2021, while the benchmark and the Index assume that the initial investment occurred on November 30, 2021. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income ETFs    25

PGIM Total Return Bond ETF

Your Fund’s Performance (continued)

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	55.2

AA	7.3

A	7.8

BBB	18.6

BB	8.1

B	2.3

CCC	0.4

Not Rated	0.1

Cash/Cash Equivalents	0.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	SEC 30-Day	SEC 30-Day
Total Dividends Paid	Subsidized	Unsubsidized

for One Year ($)	Yield* (%)	Yield** (%)

0.69	3.83	3.83

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs    27

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Total Return Bond ETF (the Fund) returned –12.81% based on net asset value in the nine-month reporting period from the Fund’s inception on December 2, 2021, through August 31, 2022, underperforming the –10.98% return of the Bloomberg US Aggregate Bond Index (the Index) during that same time.

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the period. Concerns about central bank tightening, hard economic landings (i.e., a significant slowdown after a period of rapid growth), and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market volatility than they had been over the prior decade of low inflation. A succession of hikes during the second quarter of 2022—including outsized hikes of 75 basis points (bps) by the Federal Reserve in both June and July—confirmed to markets that the Fed is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August 2022 Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting investors’ expectations for rate hikes in 2022 and removing the prospects for rate cuts in 2023. While long-run inflation expectations remained relatively subdued through the end of the period, Powell expressed the need to exercise vigilance about the trajectory of expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials don’t know how high they will ultimately take the federal funds rate in order to tame inflation.

●

As a result, significant volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last two months of the period. From 0.81% on December 2, 2021, the 10-year/2-year Treasury spread declined to –0.28% by the end of the period.

●

After rising to nearly 3.5% in June 2022, US 10-year Treasury yields ended the period at 3.20%. Meanwhile, the yield on the 2-year Treasury note ended the period at 3.48%, a rise of 286 bps since the Fund’s inception.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and increased event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized

28    Visit our website at pgim.com/investments

credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging-markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	Security selections in CLOs, municipal bonds, and MBS contributed to returns.

●	In terms of sector allocation, underweights, relative to the Index, to MBS and municipal bonds contributed.

●	Within credit, positioning in upstream energy, telecom, and gaming/lodging/leisure contributed to results.

●

In individual security selection, the Fund benefited from overweights, relative to the Index, to Bellis Holdco Ltd. (consumer non-cyclical), Sasol Ltd. (chemicals), and Merck & Co. Inc. (healthcare & pharmaceuticals).

●	The Fund’s yield curve positioning, particularly in US rates, contributed to returns.

What didn’t work?

●	Overall security selection detracted, with selections in investment-grade corporates, emerging markets, and CMBS detracting the most.

●	Within sector allocation, overweights, relative to the Index, to high yield, CLOs, and CMBS detracted from performance.

●	Within credit, positioning in foreign non-corporates, banking, and healthcare & pharmaceuticals detracted from performance during the period.

●

In individual security selection, the Fund’s overweight positioning in the Republic of Ukraine, Bank of America Corp. (banking), and Viatris Inc. (healthcare & pharmaceuticals) detracted from performance.

●	The Fund’s duration positioning detracted from returns during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

●	Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on

PGIM Fixed Income ETFs    29

Strategy and Performance Overview* (continued)

currently high monthly inflation readings, vowing to keep up the pressure until readings show convincing signs of softening toward the Fed’s target. At some point, though, PGIM Fixed Income expects the Fed will likely pivot back toward a focus on the projected lagged effects of its tightening and—should material signs of softening accumulate—adopt a more measured pace of policy normalization.

●

Even though fundamentals and issuer liquidity are arguably well braced for recession, and spread widening has already generated value in a number of sectors, PGIM Fixed Income believes spreads may remain soft until most of the current bad news (e.g., the cutoff of Russian gas supplies, cooling of the housing market) has largely played out. However, over the intermediate and longer term, the sell-off in rates and spreads could turn out to be a positive as the overarching trends of aging demographics, high debt burdens, and other factors that conspired for decades to push equilibrium interest rates down are more likely hibernating than reversing. It is anticipated that once the reopening enthusiasm and supply-chain problems have passed, inflation will likely be back at, or below, targets, and bonds are expected to post solid returns for an extended period. In the meantime, PGIM Fixed Income believes the best course will be to focus on identifying alpha opportunities within and across sectors.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term. Relative to the Index, the Fund is overweight to structured products (CLOs, CMBS), with more modest overweights to investment-grade corporates, high yield, and emerging markets. The Fund is underweight to MBS in favor of more attractive opportunities across spread sectors.

●

In terms of calling the cycle top in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher interest rates. Yet, from a long-term perspective, exposure to developed-market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the federal funds terminal rate when it is eventually reached.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

30    Visit our website at pgim.com/investments

PGIM Floating Rate Income ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/22 Since Inception (%)

Net Asset Value (NAV)	0.89 (05/17/2022)

Market Price*	0.87 (05/17/2022)

Credit Suisse Leveraged Loan Index
1.30

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

PGIM Fixed Income ETFs    31

PGIM Floating Rate Income ETF

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations (May 17, 2022) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on May 17, 2022, while the benchmark and the Index assume that the initial investment occurred on May 31, 2022. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

32    Visit our website at pgim.com/investments

Benchmark Definition

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index is an unmanaged index that represents the investable universe of the US dollar-denominated leveraged loan market.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	1.7

AA	0.7

BBB	8.6

BB	28.2

B	57.2

CCC	1.3

Cash/Cash Equivalents	2.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	Total Dividends Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

	0.33	5.66	5.66

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Fixed Income ETFs    33

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Floating Rate Income ETF (the Fund) returned 0.89% based on net asset value in the three-month reporting period from the Fund’s inception on May 17, 2022 through August 31, 2022, underperforming the 1.30% return of the Credit Suisse Leveraged Loan Index (the Index) during that same time.

What were the market conditions?

●

US leveraged loan performance was mixed during the period, declining in the second quarter of 2022, as economic growth concerns and broad market volatility weighed on risk sentiment before rebounding in July and August amid lighter new supply and more hawkish rhetoric from the Federal Reserve.

●

Shifting monetary policy expectations, combined with a broader risk-off tone, resulted in sizeable outflows from bank loan mutual funds over the period. Following 17 straight months of inflows totaling $71.8 billon, loan funds saw a fourth consecutive month of outflows in August. Though significant, August’s $1.4 billion outflow was a sharp deceleration from the combined $14.8 billion in outflows seen over the prior three months. Meanwhile, collateralized loan obligation (CLO) formation continued to slow from 2021’s record-setting pace, with new US CLO volume declining to a year-to-date low in August.

●	Loan issuance slowed throughout 2022 amid heightened volatility, with gross issuance through the first eight months of 2022 totaling $197 billion, down 67% from the same period in the prior year.

●

Heightened geopolitical-related volatility drove a decline in prices in June and July before recouping most of the declines in August. Beginning the period at approximately $95, the average price of all loans in the Index ended the period at $94.19. Meanwhile, average spreads ended the period at approximately 564 basis points (bps), relatively flat from where they stood at the Fund’s inception. (One basis point equals 0.01%.) By quality, BB-rated loans outperformed in May, June, and July before underperforming B-rated loans in August.

●

Despite broad market volatility, solid credit fundamentals and a lack of near-term maturities continued to keep default rates below the long-term average of 3.1%. The par-weighted loan default rate, including distressed exchanges, ended August 2022 at 1.36%, up 29 bps from August 2021.

What worked?

●	Overall security selection was the largest contributor to performance during the period, with selections in banking, capital goods, and transportation & environmental services contributing the most.

●

Relative to the Index, having less beta, on average, during the period was also a strong contributor to performance. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

34    Visit our website at pgim.com/investments

●	While overall sector allocation detracted, underweights, relative to the Index, to healthcare & pharmaceuticals, technology, and consumer non-cyclicals contributed to performance.

●	From a single-name credit perspective, positioning in Avaya Inc. (technology), Adtalem Global Education Inc. (other industrial), and Envision Healthcare Corp. (paper & packaging) added value.

What didn’t work?

●

Overall sector allocation detracted from performance during the period, with, relative to the Index, an overweight to the banking industry—along with underweights to chemicals and upstream energy—the largest detractors.

●	While overall security selection contributed, selections in media & entertainment, telecom, and cable & satellite detracted.

●	Diamond Sports Group LLC (media & entertainment), Allen Media Group LLC (media & entertainment), and ConvergeOne Holdings Corp. (technology) were the largest single-name detractors from performance.

Did the Fund use derivatives?

The Fund held interest rate futures and swaps to help manage its duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a positive impact on performance during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund also participated in credit default swaps to increase or reduce credit risk to specific issuers. This strategy also had a positive impact on performance.

Current outlook

●

Looking forward, PGIM Fixed Income expects loan performance to be largely driven by technicals over the next three to six months. While CLO formation has started to pick up again after evaporating in the last part of the second quarter of 2022, it is highly dependent on AAA-tranche buyers, which have yet to meaningfully return to the market. Meanwhile, PGIM Fixed Income expects flows into loan mutual funds to remain dependent on broader risk sentiment, as well as shifting monetary policy expectations.

●

While the short-term outlook is tempered by expected price volatility, PGIM Fixed Income’s long-term outlook is more constructive given the anticipated rise in base rates, which could make all-in loan coupons and yields increasingly attractive as 2022 progresses. Ultimately, actively managed credit selection is expected to be a differentiating factor between managers in volatile markets.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances

PGIM Fixed Income ETFs    35

Strategy and Performance Overview* (continued)

will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

36    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only.

Actual Expenses

The first line in the tables on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Fixed Income ETFs    37

Fees and Expenses (continued)

PGIM Ultra Short Bond ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$1,003.90	0.15%	$0.76

Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

PGIM Active High Yield Bond ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$ 916.70	0.53%	$2.56

Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70

PGIM Active Aggregate Bond ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$ 915.40	0.19%	$0.92

Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

PGIM Total Return Bond ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$ 908.30	0.49%	$2.36

Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

PGIM Floating Rate Income ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual**	$1,000.00	$1,008.90	0.74%	$2.16

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 106-day period ended August 31, 2022 due to the Fund’s inception date on May 17, 2022.

38    Visit our website at pgim.com/investments

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BABs—Build America Bonds

BSBY—Bloomberg Short-Term Bank Yield Index

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

iBoxx—Bond Market Indices

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

PGIM Ultra Short Bond ETF

Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 74.6%

ASSET-BACKED SECURITIES 16.8%

Automobiles 1.5%
ARI Fleet Lease Trust, Series 2022-A, Class A2, 144A	3.120%	01/15/31	2,880	$2,826,940
Donlen Fleet Lease Funding LLC, Series 2021-02, Class A2, 144A	0.560	12/11/34	4,080	3,950,374
Enterprise Fleet Financing LLC,
Series 2021-02, Class A2, 144A	0.480	05/20/27	5,168	4,942,162
Series 2022-01, Class A2, 144A	3.030	01/20/28	12,500	12,244,009
Series 2022-03, Class A2, 144A	4.380	07/20/29	800	799,736
GM Financial Consumer Automobile Receivables Trust, Series 2022-02, Class A2	2.520	05/16/25	5,000	4,958,797
Honda Auto Receivables Owner Trust, Series 2020-01, Class A3	1.610	04/22/24	2,267	2,249,578
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A2	2.630	10/15/24	4,481	4,440,303

				36,411,899

Collateralized Loan Obligations 14.8%
Allegro CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR2, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.462(c)	01/15/30	7,642	7,559,506
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)	3.883(c)	01/28/31	5,000	4,944,165
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)	3.772(c)	11/17/27	2,554	2,532,712
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	3.743(c)	04/23/31	4,000	3,938,556
Ballyrock CLO Ltd. (Cayman Islands), Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	3.720(c)	10/20/31	18,000	17,712,288
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)	3.382(c)	07/15/29	3,120	3,080,375
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.462(c)	10/15/30	18,000	17,784,792

See Notes to Financial Statements. 40

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
BlueMountain CLO Ltd. (Cayman Islands), Series 2018-22A, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	3.592%(c)	07/15/31	4,500	$4,410,000
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)	3.560(c)	01/17/28	33	32,958
Canyon Capital CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%) (original cost $15,000,000; purchased 08/03/21)(f)	3.512(c)	07/15/30	15,000	14,757,000
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	3.710(c)	04/17/31	4,985	4,897,724
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	3.790(c)	01/20/32	18,000	17,622,000
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-01A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.710(c)	04/20/31	13,000	12,814,412
CIFC Funding Ltd. (Cayman Islands), Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	3.763(c)	04/24/31	2,000	1,969,542
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	3.742(c)	04/23/29	4,741	4,686,970
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	3.819(c)	10/15/29	1,329	1,318,220
Ellington CLO Ltd. (Cayman Islands), Series 2019-04A, Class AR, 144A, 3 Month LIBOR + 1.580% (Cap N/A, Floor 1.580%)	4.092(c)	04/15/29	5,135	5,102,282
Generate CLO Ltd. (Cayman Islands), Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.909(c)	01/22/31	10,340	10,196,491
ICG US CLO Ltd. (Cayman Islands), Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.813(c)	04/25/31	7,083	6,980,906
JMP Credit Advisors CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	4.020(c)	07/17/29	9,147	9,066,171

See Notes to Financial Statements.

PGIM Fixed Income ETFs    41

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.692%(c)	01/15/31	1,000		$988,706
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	3.680(c)	07/18/30	18,000		17,767,134
KKR CLO Ltd., Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.760(c)	10/17/31	14,000		13,823,950
Madison Park Funding Ltd. (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)	3.589(c)	04/22/27	6,965		6,883,940
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	3.672(c)	10/21/30	3,000		2,958,750
Series 2021-38A, Class X, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.690(c)	07/17/34	3,500		3,448,788
Magnetite Ltd. (Cayman Islands), Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	3.540(c)	01/18/28	1,928		1,908,149
MidOcean Credit CLO (Cayman Islands), Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	3.858(c)	07/19/28	2,279		2,251,324
Series 2017-07A, Class A1R, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	3.552(c)	07/15/29	9,287		9,179,120
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.860(c)	07/20/31	5,250		5,184,947
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.423(c)	10/12/30	13,500		13,344,183
Ocean Trails CLO (Cayman Islands), Series 2019-07A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	3.750(c)	04/17/30	4,938		4,881,468
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	3.820(c)	04/17/31	8,867		8,737,654
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.810(c)	10/20/31	18,000		17,720,118
Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	3.832(c)	04/30/27	—(r	)	30

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	3.870%(c)	01/17/31	1,250	$1,237,445
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.810(c)	07/20/30	1,400	1,383,259
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.710(c)	10/20/31	10,000	9,807,160
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.853(c)	10/23/31	10,000	9,843,170
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	3.690(c)	10/20/30	10,000	9,865,700
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	3.790(c)	01/20/32	13,000	12,791,506
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)	3.550(c)	04/20/28	895	887,454
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1L2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.840(c)	10/18/31	12,000	11,760,000
Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	3.813(c)	10/25/28	2,424	2,409,394
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	3.392(c)	07/15/27	109	108,263
Series 2016-24A, Class ARR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	3.610(c)	10/20/28	8,465	8,338,464
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	3.773(c)	04/25/31	4,000	3,944,536
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)	3.732(c)	04/18/31	1,864	1,834,844
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.760(c)	04/17/30	1,678	1,659,905
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	10/20/28	3,934	3,899,146

See Notes to Financial Statements.

PGIM Fixed Income ETFs    43

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)	3.770%(c)	10/20/29	1,392	$1,371,680
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	07/20/32	20,000	19,618,400
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	3.802(c)	04/15/30	237	234,289
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	3.462(c)	04/15/29	451	446,180

				361,926,126

Consumer Loans 0.1%
SoFi Consumer Loan Program Trust, Series 2021-01, Class A, 144A	0.490	09/25/30	1,321	1,279,504

Equipment 0.4%
MMAF Equipment Finance LLC, Series 2022-A, Class A2, 144A	2.770	02/13/25	11,000	10,829,847

TOTAL ASSET-BACKED SECURITIES (cost $416,325,634)				410,447,376

CERTIFICATE OF DEPOSIT 0.6%
Lloyds Bank Corporate Markets PLC, SOFR + 0.540% (cost $15,000,000)	2.830(c)	01/31/24	15,000	14,947,563

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.4%
Benchmark Mortgage Trust,
Series 2018-B02, Class A2	3.662	02/15/51	721	717,103
Series 2018-B03, Class A2	3.848	04/10/51	421	419,043
Series 2018-B05, Class A2	4.077	07/15/51	800	791,753
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	6,453	6,358,098
Series 2014-GC21, Class AAB	3.477	05/10/47	167	165,760
Series 2014-GC23, Class A3	3.356	07/10/47	11,062	10,814,928
Series 2014-GC23, Class AAB	3.337	07/10/47	532	526,132
Series 2014-GC25, Class A3	3.372	10/10/47	6,519	6,347,612
Series 2016-P04, Class A2	2.450	07/10/49	3,635	3,458,976

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, (cont’d.)
Series 2017-P08, Class A1	2.065%	09/15/50	—(r	)	$172
Commercial Mortgage Trust,
Series 2012-CR04, Class A3	2.853	10/15/45	1,295		1,290,250
Series 2012-CR05, Class A4	2.771	12/10/45	3,733		3,721,723
Series 2013-CR07, Class ASB	2.739	03/10/46	41		41,163
Series 2013-CR08, Class A4	3.334	06/10/46	409		405,488
Series 2013-CR08, Class A5	3.612(cc)	06/10/46	5,081		5,051,925
Series 2013-CR11, Class ASB	3.660	08/10/50	244		242,792
Series 2014-CR16, Class A3	3.775	04/10/47	11,527		11,374,859
Series 2014-CR17, Class ASB	3.598	05/10/47	235		232,770
Series 2014-CR20, Class A3	3.326	11/10/47	4,545		4,429,726
Series 2014-UBS02, Class ASB	3.472	03/10/47	509		505,309
Series 2014-UBS04, Class A4	3.420	08/10/47	14,250		13,997,803
Series 2014-UBS05, Class A3	3.565	09/10/47	25,000		24,441,327
Series 2015-CR22, Class A3	3.207	03/10/48	820		818,925
Series 2015-CR23, Class ASB	3.257	05/10/48	1,120		1,102,520
Series 2015-CR24, Class ASB	3.445	08/10/48	2,066		2,039,924
Series 2015-LC19, Class A3	2.922	02/10/48	17,197		16,638,919
Series 2015-LC23, Class A2	3.221	10/10/48	184		183,592
CSAIL Commercial Mortgage Trust, Series 2016-C05, Class ASB	3.533	11/15/48	2,664		2,616,890
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A2	1.886	08/10/49	97		93,985
Series 2017-C06, Class A3	3.269	06/10/50	4,040		3,937,102
GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	3.068(c)	11/21/35	5,369		5,254,436
GS Mortgage Securities Trust,
Series 2014-GC18, Class A3	3.801	01/10/47	2,531		2,498,662
Series 2014-GC22, Class A4	3.587	06/10/47	4,840		4,777,666
Series 2014-GC22, Class AAB	3.467	06/10/47	301		298,916
Series 2014-GC24, Class A4	3.666	09/10/47	19,488		19,164,790
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4	3.363	07/15/45	2,332		2,306,973
Series 2013-C14, Class ASB	3.761(cc)	08/15/46	4,282		4,254,708
Series 2014-C18, Class A4A2, 144A	3.794	02/15/47	7,590		7,453,208
Series 2014-C21, Class A4	3.493	08/15/47	15,788		15,494,957
Series 2014-C25, Class ASB	3.407	11/15/47	2,630		2,591,712
Series 2014-C26, Class A3	3.231	01/15/48	19,817		19,263,384
Series 2015-C32, Class A4	3.329	11/15/48	3,500		3,434,769

See Notes to Financial Statements.

PGIM Fixed Income ETFs    45

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A5	2.960%	04/15/46	7,287	$7,203,516
Series 2016-JP02, Class ASB	2.713	08/15/49	6,543	6,325,503
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C06, Class A4	2.858	11/15/45	94	94,194
Series 2013-C08, Class A4	3.134	12/15/48	3,878	3,865,902
Series 2013-C09, Class AAB	2.657	05/15/46	118	117,907
Series 2013-C12, Class ASB	3.824	10/15/46	1,842	1,837,228
Series 2014-C15, Class A3	3.773	04/15/47	2,550	2,521,296
Series 2014-C16, Class A4	3.600	06/15/47	23,408	23,088,828
Series 2014-C19, Class ASB	3.326	12/15/47	3,866	3,812,631
Series 2015-C23, Class ASB	3.398	07/15/50	1,397	1,376,462
Morgan Stanley Capital I Trust, Series 2018-H03, Class A2	3.997	07/15/51	516	513,039
One New York Plaza Trust, Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.341(c)	01/15/36	19,065	18,373,066
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5	2.850	12/10/45	6,685	6,678,857
Series 2013-C05, Class A4	3.185	03/10/46	7,889	7,856,553
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A4	4.218(cc)	07/15/46	17,500	17,400,162
Series 2013-LC12, Class ASB	3.928(cc)	07/15/46	2,858	2,848,846
Series 2015-NXS02, Class A2	3.020	07/15/58	137	133,914
Series 2015-NXS02, Class A4	3.498	07/15/58	10,300	10,007,092
Series 2016-C34, Class ASB	2.911	06/15/49	3,717	3,607,300
Series 2017-C42, Class A1	2.338	12/15/50	191	190,255

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $339,378,647)				327,413,301

CORPORATE BONDS 42.7%

Aerospace & Defense 0.4%
Boeing Co. (The), Sr. Unsec’d. Notes	1.167	02/04/23	10,000	9,875,184

Agriculture 0.5%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	1.375	07/23/23	1,000	979,115
Sr. Unsec’d. Notes, 144A	3.500	04/22/25	6,750	6,653,227

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125%	05/01/23	3,000	$2,947,525

				10,579,867

Auto Manufacturers 3.8%
American Honda Finance Corp., Sr. Unsec’d. Notes, MTN	0.750	08/09/24	4,500	4,242,192
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, SOFR Index + 0.530%	2.582(c)	04/01/24	4,000	3,982,082
Gtd. Notes, 144A	3.250	04/01/25	7,000	6,842,938
Gtd. Notes, 144A	3.800	04/06/23	4,000	4,004,566
Mercedes-Benz Finance North America LLC (Germany), Gtd. Notes, 144A	0.750	03/01/24	13,500	12,814,810
PACCAR Financial Corp., Sr. Unsec’d. Notes, MTN	3.550	08/11/25	25,000	24,771,419
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN	3.650	08/18/25	5,000	4,952,145
Sr. Unsec’d. Notes, MTN	3.950	06/30/25	18,750	18,730,544
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	3.950	06/06/25	13,250	13,046,878

				93,387,574

Banks 11.0%
Bank of America Corp., Sr. Unsec’d. Notes, MTN, 3 Month BSBY + 0.430%	3.342(c)	05/28/24	15,000	14,837,709
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes	1.625	05/01/23	6,000	5,917,756
Sr. Unsec’d. Notes, MTN, SOFR + 0.460%	2.577(c)	01/10/25	7,750	7,589,111
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A	0.650	02/27/24	7,250	6,873,629
Sr. Unsec’d. Notes, 144A, SOFR Index + 0.410%	2.704(c)	02/04/25	20,000	19,595,090
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes, SOFR Index + 0.420%	2.597(c)	10/18/24	10,000	9,822,007
Sr. Unsec’d. Notes, SOFR + 0.800%	2.751(c)	03/17/23	6,000	5,998,585
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes, SOFR Index + 0.300% (Cap N/A, Floor 0.000%)	2.426(c)	01/12/24	5,500	5,445,247

See Notes to Financial Statements.

PGIM Fixed Income ETFs    47

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Agricole Corporate & Investment Bank SA (France), Bank Gtd. Notes, MTN	0.400%	01/15/23	11,600	$11,446,216
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, SOFR Index + 0.390%	2.684(c)	02/02/24	2,500	2,466,366
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, Series E, SOFR + 0.500% (Cap N/A, Floor 0.000%)	2.794(c)	11/08/23	20,000	19,851,690
Federation des Caisses Desjardins du Quebec (Canada), Sr. Unsec’d. Notes, 144A	4.400	08/23/25	25,000	24,806,700
Fifth Third Bank NA, Sr. Unsec’d. Notes, MTN	1.800	01/30/23	5,000	4,957,088
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	0.627(ff)	11/17/23	5,000	4,959,165
JPMorgan Chase & Co., Sr. Unsec’d. Notes	0.768(ff)	08/09/25	15,000	13,970,570
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	10,000	10,006,711
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%	4.183(c)	10/24/23	4,750	4,750,369
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes	3.500	06/09/25	7,250	7,126,145
National Securities Clearing Corp., Sr. Unsec’d. Notes, 144A	0.400	12/07/23	3,750	3,590,486
Sr. Unsec’d. Notes, 144A	1.200	04/23/23	3,000	2,955,616
NatWest Markets PLC (United Kingdom), Sr. Unsec’d. Notes, 144A, SOFR + 1.450%	3.405(c)	03/22/25	9,000	9,005,659
Nordea Bank Abp (Finland), Sr. Unsec’d. Notes, 144A	0.625	05/24/24	9,500	8,917,029
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.340%	2.443(c)	10/07/24	10,000	9,822,549
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	0.650	09/09/24	11,250	10,441,917
Sumitomo Mitsui Trust Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.440%	2.282(c)	09/16/24	7,500	7,404,185
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN, SOFR + 0.350%	2.148(c)	09/10/24	8,000	7,863,918
Sr. Unsec’d. Notes, MTN, SOFR + 0.480%	2.748(c)	01/27/23	7,138	7,154,405
Truist Bank, Sr. Unsec’d. Notes, SOFR + 0.200%	2.377(c)	01/17/24	10,000	9,902,539

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Truist Bank, (cont’d.)
Sr. Unsec’d. Notes, SOFR + 0.730% (Cap N/A, Floor 0.000%)	2.512%(c)	03/09/23	2,000	$1,998,557
UBS AG (Switzerland), Sr. Unsec’d. Notes, 144A, MTN	0.450	02/09/24	3,000	2,841,841
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.360%	2.654(c)	02/09/24	4,500	4,476,555
UBS Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	1.008(ff)	07/30/24	1,250	1,210,037

				268,005,447

Beverages 1.5%
Coca-Cola Europacific Partners PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500	05/05/23	5,600	5,460,733
Sr. Unsec’d. Notes, 144A	0.800	05/03/24	3,000	2,834,101
Keurig Dr. Pepper, Inc., Gtd. Notes	0.750	03/15/24	25,000	23,774,961
PepsiCo, Inc., Sr. Unsec’d. Notes	0.400	10/07/23	5,500	5,311,572

				37,381,367

Biotechnology 0.1%
Gilead Sciences, Inc., Sr. Unsec’d. Notes	0.750	09/29/23	2,250	2,176,661

Building Materials 0.1%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	0.650	07/15/23	2,250	2,186,727

Chemicals 0.5%
Air Liquide Finance SA (France), Gtd. Notes, 144A	2.250	09/27/23	1,000	983,761
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	1.900	05/13/23	3,000	2,959,339

See Notes to Financial Statements.

PGIM Fixed Income ETFs    49

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.250%	08/08/25	5,500	$5,495,105
Westlake Corp., Sr. Unsec’d. Notes	0.875	08/15/24	2,750	2,599,157

				12,037,362

Computers 0.2%
Apple, Inc., Sr. Unsec’d. Notes	1.700	09/11/22	5,000	4,998,667

Cosmetics/Personal Care 0.5%
Colgate-Palmolive Co., Sr. Unsec’d. Notes	3.100	08/15/25	6,750	6,637,141
GSK Consumer Healthcare Capital US LLC, Gtd. Notes, 144A, SOFR + 0.890%	2.879(c)	03/24/24	6,250	6,223,197

				12,860,338

Diversified Financial Services 2.3%
AIG Global Funding, Sr. Sec’d. Notes, 144A	0.650	06/17/24	12,750	11,985,883
Air Lease Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)	2.179(c)	12/15/22	20,000	19,957,946
American Express Co., Sr. Unsec’d. Notes	3.400	02/27/23	10,000	9,998,095
Capital One Financial Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%	3.526(c)	01/30/23	1,660	1,654,553
Citigroup Global Markets Holdings, Inc., Gtd. Notes, MTN	0.750	06/07/24	13,250	12,488,905

				56,085,382

Electric 4.7%
American Electric Power Co., Inc., Sr. Unsec’d. Notes, Series A, 3 Month LIBOR + 0.480%	3.262(c)	11/01/23	3,000	2,992,952
CenterPoint Energy, Inc., Sr. Unsec’d. Notes, SOFR Index + 0.650%	2.944(c)	05/13/24	10,000	9,988,763

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
DTE Energy Co.,
Sr. Unsec’d. Notes	2.250%	11/01/22	8,000	$7,983,922
Sr. Unsec’d. Notes	4.220	11/01/24	8,250	8,218,846
Sr. Unsec’d. Notes, Series H	0.550	11/01/22	12,000	11,923,212
Entergy Louisiana LLC, First Mortgage	0.620	11/17/23	2,569	2,481,286
Florida Power & Light Co., Sr. Unsec’d. Notes, SOFR Index + 0.250%	2.544(c)	05/10/23	12,000	11,967,545
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.940	03/21/24	15,000	14,738,935
OGE Energy Corp., Sr. Unsec’d. Notes	0.703	05/26/23	3,500	3,416,521
PPL Electric Utilities Corp.,
First Mortgage, SOFR + 0.330%	2.323(c)	06/24/24	2,250	2,245,584
First Mortgage	2.500	09/01/22	4,800	4,800,000
Southern California Edison Co.,
First Mortgage, Series C	4.200	06/01/25	14,250	14,219,519
First Mortgage, Series D	3.400	06/01/23	13,475	13,415,907
WEC Energy Group, Inc., Sr. Unsec’d. Notes	0.800	03/15/24	7,250	6,908,505

				115,301,497

Entertainment 0.3%
Magallanes, Inc., Gtd. Notes, 144A, SOFR Index + 1.780%	3.662(c)	03/15/24	7,500	7,497,583

Foods 0.3%
Hormel Foods Corp., Sr. Unsec’d. Notes	0.650	06/03/24	3,500	3,324,615
Nestle Holdings, Inc., Gtd. Notes, 144A	0.375	01/15/24	5,000	4,774,477

				8,099,092

Forest Products & Paper 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A	3.734	07/15/23	7,000	6,984,599

See Notes to Financial Statements.

PGIM Fixed Income ETFs    51

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%	2.070%(c)	03/09/23	5,250	$5,242,287

Healthcare-Products 1.5%
Baxter International, Inc.,
Sr. Unsec’d. Notes	0.868	12/01/23	10,000	9,617,980
Sr. Unsec’d. Notes, SOFR Index + 0.260%	2.556(c)	12/01/23	20,000	19,853,967
Stryker Corp., Sr. Unsec’d. Notes	0.600	12/01/23	1,250	1,200,564
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes, SOFR Index + 0.530%	2.707(c)	10/18/24	6,750	6,708,340

				37,380,851

Healthcare-Services 0.3%
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	0.550	05/15/24	7,250	6,885,793

Household Products/Wares 0.5%
Avery Dennison Corp., Sr. Unsec’d. Notes	0.850	08/15/24	12,350	11,566,841

Insurance 4.0%
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750	03/15/23	4,853	4,842,360
Corebridge Financial, Inc., Sr. Unsec’d. Notes, 144A	3.500	04/04/25	8,000	7,709,730
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A	0.800	08/12/24	3,000	2,794,980
Sec’d. Notes, 144A, SOFR + 0.390%	2.494(c)	04/06/23	10,000	9,964,602
Metropolitan Life Global Funding I, Sec’d. Notes, 144A, MTN	4.050	08/25/25	23,250	23,112,370
New York Life Global Funding,
Sec’d. Notes, 144A	2.900	01/17/24	4,190	4,128,893
Sec’d. Notes, 144A, MTN	3.600	08/05/25	19,750	19,399,966
Pacific Life Global Funding II, Sr. Sec’d. Notes, 144A	0.500	09/23/23	4,750	4,584,097
Principal Life Global Funding II, Sec’d. Notes, 144A	0.500	01/08/24	7,250	6,899,547

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Principal Life Global Funding II, (cont’d.) Sec’d. Notes, 144A, SOFR + 0.450%	2.576%(c)	04/12/24	1,250	$1,238,158
Protective Life Global Funding,
Sec’d. Notes, 144A	0.631	10/13/23	4,250	4,098,912
Sr. Sec’d. Notes, 144A	0.473	01/12/24	10,000	9,491,412

				98,265,027

Iron/Steel 0.3%
Nucor Corp., Sr. Unsec’d. Notes	3.950	05/23/25	8,000	7,941,778

Machinery-Construction & Mining 1.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN	0.450	09/14/23	10,000	9,680,569
Sr. Unsec’d. Notes, MTN, SOFR + 0.150%	2.445(c)	11/17/22	15,000	14,989,665

				24,670,234

Machinery-Diversified 0.5%
CNH Industrial Capital LLC, Gtd. Notes	3.950	05/23/25	12,500	12,286,872

Media 0.1%
Walt Disney Co. (The), Gtd. Notes, 3 Month LIBOR + 0.390%	1.970(c)	09/01/22	3,000	3,000,000

Miscellaneous Manufacturing 0.5%
Carlisle Cos., Inc., Sr. Unsec’d. Notes	0.550	09/01/23	3,000	2,898,448
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100	01/09/23	10,000	9,976,523

				12,874,971

Oil & Gas 0.4%
Exxon Mobil Corp., Sr. Unsec’d. Notes	1.571	04/15/23	4,000	3,953,825

See Notes to Financial Statements.

PGIM Fixed Income ETFs    53

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Phillips 66, Gtd. Notes	0.900%	02/15/24	4,000	$3,826,895
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	0.550	05/15/23	2,500	2,440,049

				10,220,769

Pharmaceuticals 1.6%
AbbVie, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%	3.634(c)	11/21/22	3,000	3,002,473
AmerisourceBergen Corp., Sr. Unsec’d. Notes	0.737	03/15/23	8,066	7,924,813
Astrazeneca Finance LLC (United Kingdom), Gtd. Notes	0.700	05/28/24	12,250	11,613,542
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	0.537	11/13/23	10,000	9,665,717
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	0.534	10/01/23	6,500	6,317,230

				38,523,775

Pipelines 0.9%
Enbridge, Inc. (Canada), Gtd. Notes	0.550	10/04/23	8,000	7,696,743
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes, 144A	0.625	04/28/23	5,250	5,096,553
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	1.000	10/12/24	9,750	9,087,853

				21,881,149

Real Estate Investment Trusts (REITs) 0.4%
Public Storage, Sr. Unsec’d. Notes, SOFR + 0.470%	2.705(c)	04/23/24	8,500	8,456,400

Retail 0.4%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A	0.625	02/10/23	1,750	1,724,426
Sr. Unsec’d. Notes, 144A	0.800	02/10/24	2,250	2,144,619

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Home Depot, Inc. (The), Sr. Unsec’d. Notes	2.700%	04/15/25	6,000	$5,858,121

				9,727,166

Savings & Loans 0.4%
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	0.550	01/22/24	9,750	9,246,589

Semiconductors 1.2%
Analog Devices, Inc., Sr. Unsec’d. Notes, SOFR + 0.250%	2.302(c)	10/01/24	2,000	1,963,860
Microchip Technology, Inc., Sr. Sec’d. Notes	0.972	02/15/24	28,500	27,091,464

				29,055,324

Software 0.7%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	0.600	03/01/24	5,750	5,451,036
Infor, Inc., Sr. Unsec’d. Notes, 144A	1.450	07/15/23	1,200	1,164,595
Oracle Corp., Sr. Unsec’d. Notes	2.500	10/15/22	9,000	8,987,752

				15,603,383

Telecommunications 1.3%
NTT Finance Corp. (Japan),
Gtd. Notes, 144A	0.583	03/01/24	6,500	6,181,628
Sr. Unsec’d. Notes, 144A	4.142	07/26/24	3,000	3,004,578
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	0.750	03/22/24	8,000	7,635,489
Sr. Unsec’d. Notes, SOFR Index + 0.500%	2.455(c)	03/22/24	7,000	6,945,218

See Notes to Financial Statements.

PGIM Fixed Income ETFs    55

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.500%	09/26/22	8,000	$7,993,950

				31,760,863

TOTAL CORPORATE BONDS (cost $1,062,724,999)				1,042,047,419

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.1%
Mortgage Repurchase Agreement Financing Trust, Series 2021-S01, Class A1, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)	2.889(c)	09/10/22	17,000	16,999,978
Towd Point Mortgage Trust, Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	11,375	10,796,235

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $28,494,349)				27,796,213

TOTAL LONG-TERM INVESTMENTS (cost $1,861,923,629)				1,822,651,872

SHORT-TERM INVESTMENTS 23.5%

CERTIFICATES OF DEPOSIT 6.4%
BNP Paribas SA, SOFR + 0.510%	2.800(c)	09/21/22	7,000	7,001,338
Citibank NA	3.600	02/10/23	2,500	2,501,055
Credit Agricole Corporate & Investment Bank SA	2.380	09/22/22	30,000	30,000,099
MUFG Bank Ltd.	0.300	10/25/22	10,000	9,966,157
Nordea Bank Abp,
SOFR + 0.500%	2.790(c)	09/09/22	15,000	15,001,645
SOFR + 0.540%	2.830(c)	05/26/23	15,000	15,004,476
Skandinaviska Enskilda Banken AB, SOFR + 0.730%	3.020(c)	03/17/23	15,000	15,022,060
Standard Chartered Bank, SOFR + 0.420%	2.710(c)	07/28/23	13,000	12,988,105
Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.340%	2.630(c)	10/13/22	25,000	25,002,627
Svenska Handelsbanken, SOFR + 0.700%	2.990(c)	03/15/23	25,000	25,031,675

TOTAL CERTIFICATES OF DEPOSIT (cost $157,496,466)				157,519,237

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER 14.1%
Alimentation Couche-Tard, Inc., 144A	2.725%(n)	09/13/22	5,000	$4,995,172
Banco Santander SA, 144A	3.291(n)	12/01/22	13,000	12,899,835
Bell Canada,
144A	2.706(n)	09/08/22	6,000	5,996,779
144A	2.716(n)	09/16/22	10,000	9,989,044
BNP Paribas SA, 144A, SOFR + 0.420%	2.710(c)	12/07/22	20,000	20,012,125
Enbridge, Inc.,
144A	2.755(n)	09/08/22	3,000	2,998,165
144A	2.756(n)	09/16/22	14,000	13,982,721
Enel Finance America LLC,
144A	3.367(n)	09/23/22	15,000	14,974,336
144A	3.464(n)	09/28/22	10,000	9,978,883
Federation des Caisses Desjardins du Quebec, 144A	2.414(n)	10/03/22	25,000	24,943,740
Glencore Funding LLC,
144A	2.910(n)	09/22/22	11,000	10,981,124
144A	2.961(n)	09/26/22	14,000	13,971,497
144A	2.971(n)	09/27/22	2,000	1,995,767
HCP, Inc.,
144A	2.758(n)	09/21/22	5,000	4,992,145
144A	2.819(n)	09/27/22	10,000	9,979,465
Hewlett Packard Enterprise Co., 144A	2.754(n)	09/16/22	5,000	4,994,164
HP Enterprise Corp., 144A	2.849(n)	09/22/22	7,000	6,988,578
Mitsubishi Corp., 144A	2.446(n)	09/12/22	10,000	9,992,130
National Australia Bank Ltd., 144A, SOFR + 0.180%	2.450(c)	09/01/22	20,000	20,000,105
National Securities Clearing Corp., 144A	2.354(n)	09/02/22	20,000	19,997,452
Nutrien Ltd., 144A	2.868(n)	09/14/22	12,000	11,987,624
Ontario Teachers’ Finance Trust, 144A	3.151(n)	01/12/23	10,000	9,876,311
Raytheon Technologies Corp., 144A	3.269(n)	10/14/22	12,000	11,957,775
ST Engineering North America, Inc., 144A	2.871(n)	11/07/22	15,000	14,917,437

See Notes to Financial Statements.

PGIM Fixed Income ETFs    57

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Swedbank AB, SOFR + 0.410%	2.700%(c)	11/14/22	20,000	$20,004,333
TransCanada PipeLines Ltd., 144A	2.755(n)	09/06/22	10,000	9,995,735
UDR, Inc., 144A	2.726(n)	09/07/22	4,000	3,998,009
Virginia Electric & Power Co., 144A	2.655(n)	09/12/22	10,000	9,991,863
Waste Management, Inc., 144A	0.305(n)	09/09/22	6,500	6,495,822
Welltower, Inc.,
144A	2.736(n)	09/01/22	10,000	9,999,291
144A	2.856(n)	09/26/22	10,000	9,980,500

TOTAL COMMERCIAL PAPER (cost $343,838,778)				343,867,927

			Shares

UNAFFILIATED FUND 3.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $72,118,129)			72,118,129	72,118,129

TOTAL SHORT-TERM INVESTMENTS (cost $573,453,373)				573,505,293

TOTAL INVESTMENTS 98.1% (cost $2,435,377,002)				2,396,157,165
Other assets in excess of liabilities(z) 1.9%				46,168,289

NET ASSETS 100.0%				$2,442,325,454

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $15,000,000. The aggregate value of $14,757,000 is 0.6% of net assets.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
20 2 Year U.S. Treasury Notes		Dec. 2022	$4,166,563	$11,093

Interest rate swap agreements outstanding at August 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
19,000	09/03/22	1.919%(S)	3 Month LIBOR(1)(Q)	$(617)	$(155,777)	$(155,160)
2,000	12/10/22	0.362%(S)	1 Day USOIS(1)(A)	3	22,041	22,038
7,000	01/14/23	(0.006)%(S)	1 Day USOIS(1)(A)	25	127,708	127,683
25,000	01/30/23	1.467%(S)	3 Month LIBOR(1)(Q)	(3,459)	202,464	205,923
5,000	04/13/23	(0.013)%(S)	1 Day USOIS(1)(A)	36	137,212	137,176
8,560	05/11/23	2.250%(S)	1 Day USOIS(1)(A)	(146,332)	59,943	206,275
18,000	06/07/23	0.148%(S)	1 Day USOIS(1)(A)	73	540,358	540,285
75,000	07/26/23	0.192%(S)	1 Day USOIS(1)(A)	143	2,454,916	2,454,773
11,000	09/06/23	2.114%(S)	1 Day SOFR(1)(A)	125	128,369	128,244
4,000	09/11/23	1.423%(S)	1 Day SOFR(1)(A)	109	83,286	83,177
8,000	10/01/23	0.251%(S)	1 Day SOFR(1)(A)	91	313,843	313,752
10,000	12/01/23	2.634%(S)	1 Day SOFR(1)(A)	136	85,912	85,776
5,000	12/07/23	0.221%(S)	1 Day USOIS(1)(A)	81	234,966	234,885
8,750	02/04/24	0.133%(S)	1 Day USOIS(1)(A)	4,873	474,039	469,166
19,500	03/01/24	0.230%(S)	1 Day USOIS(1)(A)	12,083	1,062,774	1,050,691
28,500	03/01/24	2.478%(S)	1 Day SOFR(1)(A)	214	416,252	416,038
46,000	03/09/24	1.440%(S)	1 Day SOFR(1)(A)	24,506	1,416,784	1,392,278
8,000	03/15/24	0.276%(S)	1 Day USOIS(1)(A)	86	436,482	436,396
23,000	03/15/24	1.658%(S)	1 Day SOFR(1)(A)	154	620,248	620,094
7,000	03/18/24	0.278%(S)	1 Day USOIS(1)(A)	85	376,338	376,253
12,500	03/25/24	2.055%(S)	1 Day SOFR(1)(A)	139	250,530	250,391
68,000	03/31/24	2.305%(S)	1 Day SOFR(1)(A)	211,085	1,060,562	849,477
3,000	04/26/24	0.305%(S)	1 Day USOIS(1)(A)	86	171,998	171,912
11,250	05/11/24	0.300%(S)	1 Day SOFR(1)(A)	(984)	652,991	653,975
15,000	05/11/24	2.603%(S)	1 Day SOFR(1)(A)	(11,883)	197,061	208,944
16,750	05/20/24	0.296%(S)	1 Day USOIS(1)(A)	107	993,572	993,465

See Notes to Financial Statements.

PGIM Fixed Income ETFs    59

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Interest rate swap agreements outstanding at August 31, 2022 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
10,900	06/07/24	0.318%(S)	1 Day USOIS(1)(A)	$103	$653,865	$653,762
12,750	06/16/24	0.304%(S)	1 Day USOIS(1)(A)	107	775,964	775,857
15,000	08/05/24	0.261%(S)	1 Day SOFR(1)(A)	118	939,967	939,849
29,000	08/08/24	2.512%(S)	1 Day SOFR(1)(A)	166,045	557,070	391,025
3,000	08/13/24	0.368%(S)	1 Day SOFR(1)(A)	102	181,949	181,847
8,000	08/31/24	0.399%(S)	1 Day USOIS(1)(A)	107	487,841	487,734
12,500	09/01/24	2.500%(S)	1 Day SOFR(1)(A)	4,344	216,232	211,888
4,500	09/09/24	0.368%(S)	1 Day SOFR(1)(A)	(11)	284,465	284,476
46,500	09/09/24	1.484%(S)	1 Day SOFR(1)(A)	60,524	1,753,954	1,693,430
9,750	10/12/24	0.511%(S)	1 Day SOFR(1)(A)	172	600,244	600,072
12,000	03/21/25	1.998%(S)	1 Day SOFR(1)(A)	150	370,594	370,444
83,500	03/30/25	2.418%(S)	1 Day SOFR(1)(A)	343,744	1,623,949	1,280,205
16,000	05/11/25	0.450%(S)	1 Day SOFR(1)(A)	13,855	1,260,404	1,246,549
18,750	06/29/25	3.083%(S)	1 Day SOFR(1)(A)	—	105,272	105,272
57,000	06/29/25	3.086%(S)	1 Day SOFR(1)(A)	(509,702)	318,215	827,917
53,250	08/17/25	2.957%(S)	1 Day SOFR(1)(A)	115,302	555,765	440,463

				$285,925	$23,050,622	$22,764,697

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$11,142,000	$—

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$36,411,899	$—
Collateralized Loan Obligations	—	361,926,126	—
Consumer Loans	—	1,279,504	—
Equipment	—	10,829,847	—
Certificate of Deposit	—	14,947,563	—
Commercial Mortgage-Backed Securities	—	327,413,301	—
Corporate Bonds	—	1,042,047,419	—
Residential Mortgage-Backed Securities	—	27,796,213	—
Short-Term Investments
Certificates of Deposit	—	157,519,237	—
Commercial Paper	—	343,867,927	—
Unaffiliated Fund	72,118,129	—	—

Total	$72,118,129	$2,324,039,036	$—

Other Financial Instruments*
Assets
Futures Contracts	$11,093	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	22,919,857	—

Total	$11,093	$22,919,857	$—

Liabilities
Centrally Cleared Interest Rate Swap Agreement	$—	$(155,160)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    61

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2022 were as follows:

Collateralized Loan Obligations	14.8%
Commercial Paper	14.1
Commercial Mortgage-Backed Securities	13.4
Banks	11.0
Certificates of Deposit	7.0
Electric	4.7
Insurance	4.0
Auto Manufacturers	3.8
Unaffiliated Fund	3.0
Diversified Financial Services	2.3
Pharmaceuticals	1.6
Beverages	1.5
Healthcare-Products	1.5
Automobiles	1.5
Telecommunications	1.3
Semiconductors	1.2
Residential Mortgage-Backed Securities	1.1
Machinery-Construction & Mining	1.0
Pipelines	0.9
Software	0.7
Miscellaneous Manufacturing	0.5
Cosmetics/Personal Care	0.5
Machinery-Diversified	0.5
Chemicals	0.5
Household Products/Wares	0.5

Agriculture	0.5%
Equipment	0.4
Oil & Gas	0.4
Aerospace & Defense	0.4
Retail	0.4
Savings & Loans	0.4
Real Estate Investment Trusts (REITs)	0.4
Foods	0.3
Iron/Steel	0.3
Entertainment	0.3
Forest Products & Paper	0.3
Healthcare-Services	0.3
Gas	0.2
Computers	0.2
Media	0.1
Building Materials	0.1
Biotechnology	0.1
Consumer Loans	0.1

98.1
Other assets in excess of liabilities	1.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$11,093*		—	$—
Interest rate contracts	Due from/to broker-variation margin swaps	22,919,857	*	Due from/to broker-variation margin swaps	155,160	*

		$22,930,950			$155,160

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$239,957	$(873,996)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$15,808	$25,059,273

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$ 5,602,317
Interest Rate Swap Agreements (1)	572,897,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    63

PGIM Ultra Short Bond ETF

Statement of Assets & Liabilities

as of August 31, 2022

Assets

Unaffiliated investments (cost $2,435,377,002)	$2,396,157,165
Receivable for Fund shares sold	38,103,760
Deposit with broker for centrally cleared/exchange-traded derivatives	11,142,000
Dividends and interest receivable	7,271,017
Due from former custodian	5,582,418
Tax reclaim receivable	4,097
Other assets	542,678

Total Assets	2,458,803,135

Liabilities

Payable for Fund shares purchased	15,979,376
Management fee payable	305,078
Due to broker—variation margin swaps	192,446
Due to broker—variation margin futures	781

Total Liabilities	16,477,681

Net Assets	$2,442,325,454

Net assets were comprised of:
Common Stock, at par	$49,675
Paid-in capital in excess of par	2,478,598,809
Total distributable earnings (loss)	(36,323,030)

Net assets, August 31, 2022	$2,442,325,454

Net asset value, offering price and redemption price per share, ($2,442,325,454 ÷ 49,675,000 shares of common stock issued and outstanding)	$49.17

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $4,230 foreign withholding tax)	$31,219,401
Unaffiliated dividend income	598,617
Affiliated dividend income	30,823
Income from securities lending, net (including affiliated income of $426)	1,323

Total income	31,850,164

Expenses
Management fee	3,402,205

Net investment income (loss)	28,447,959

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,124))	(3,838,267)
Futures transactions	239,957
Swap agreement transactions	(873,996)
Foreign currency transactions	(3)

(4,472,309)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $600)	(42,916,547)
Futures	15,808
Swap agreements	25,059,273
Foreign currencies	4

(17,841,462)

Net gain (loss) on investment and foreign currency transactions	(22,313,771)

Net Increase (Decrease) In Net Assets Resulting From Operations	$6,134,188

See Notes to Financial Statements.

PGIM Fixed Income ETFs    65

PGIM Ultra Short Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$28,447,959	$16,827,976
Net realized gain (loss) on investment and foreign currency transactions	(4,472,309)	(4,807,851)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,841,462)	68,868

Net increase (decrease) in net assets resulting from operations	6,134,188	12,088,993

Dividends and Distributions
Distributions from distributable earnings	(29,966,721)	(18,216,405)

Fund share transactions
Net proceeds from shares sold (29,900,000 and 18,775,000 shares, respectively)	1,471,938,881	934,975,118
Cost of shares purchased (17,975,000 and 1,850,000 shares, respectively)	(882,319,618)	(92,197,152)

Net increase (decrease) in net assets from Fund share transactions	589,619,263	842,777,966

Total increase (decrease)	565,786,730	836,650,554

Net Assets:

Beginning of year	1,876,538,724	1,039,888,170

End of year	$2,442,325,454	$1,876,538,724

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Financial Highlights

	Year Ended August 31,				April 05, 2018(a) through August 31, 2018
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$49.71	$49.93	$50.15	$50.12	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.62	0.64	1.06	1.40	0.53
Net realized and unrealized gain (loss) on investment transactions	(0.52)	(0.15)	(0.08)	(0.02)	0.01
Total from investment operations	0.10	0.49	0.98	1.38	0.54
Less Dividends and Distributions:
Dividends from net investment income	(0.64)	(0.71)	(1.20)	(1.35)	(0.42)
Net asset value, end of period	$49.17	$49.71	$49.93	$50.15	$50.12
Total Return(c):	0.21%	0.98%	1.99%	2.80%	1.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,442,325	$1,876,539	$1,039,888	$562,990	$52,627
Average net assets (000)	$2,267,793	$1,320,282	$883,274	$246,678	$33,209
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15	%(e)
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15	%(e)
Net investment income (loss)	1.25%	1.27%	2.12%	2.77%	2.58	%(e)
Portfolio turnover rate(f)	9%	10%	47%	7%	145%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    67

PGIM Active High Yield Bond ETF

Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.2%

ASSET-BACKED SECURITIES 3.3%

Collateralized Loan Obligations

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	3.790%(c)	01/20/32	750	$734,250
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	3.618(c)	10/15/32	1,000	987,029
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.024(c)	02/20/30	712	702,734
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.760(c)	04/17/30	740	732,311

TOTAL ASSET-BACKED SECURITIES (cost $3,176,239)				3,156,324

BANK LOANS 1.9%

Airlines 0.1%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	6.533(c)	04/21/28	153	147,870

Chemicals 0.0%

TPC Group, Inc.,
DIP Facility, 3 Month SOFR + 10.000%^	10.051(c)	03/01/23	16	15,527

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	8.806(c)	07/30/26	141	55,334

Insurance 0.2%

Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%	7.622(c)	01/20/29	225	190,969

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Media 0.1%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	10.387%(c)	05/25/26	140	$131,857
Second Lien Term Loan, 1 Month SOFR + 3.350%	5.637(c)	08/24/26	40	7,134

				138,991

Oil & Gas 0.2%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	11.455(c)	11/01/25	118	124,490
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 1 Month LIBOR + 6.250%	8.774(c)	03/28/24	66	66,078

				190,568

Retail 0.1%

EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	6.500(c)	03/31/26	30	28,980
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	6.274(c)	03/06/28	49	47,566

				76,546

Software 0.4%

Boxer Parent Co., Inc.,
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	8.024(c)	02/27/26	50	46,800
Finastra USA, Inc.,
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	6.871(c)	06/13/24	123	115,018
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	7.652(c)	07/14/28	194	186,194

				348,012

See Notes to Financial Statements.

PGIM Fixed Income ETFs    69

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications 0.7%

West Corp.,
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.524%(c)	10/10/24	520	$422,733
Xplornet Communications, Inc. (Canada),
Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/02/28	223	205,448

				628,181

TOTAL BANK LOANS (cost $1,883,586)				1,791,998

CORPORATE BONDS 80.0%

Advertising 0.5%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	515	450,184

Aerospace & Defense 2.9%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.805	05/01/50	150	143,878
Sr. Unsec’d. Notes	5.930	05/01/60	350	334,194
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	150	133,005
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	300	284,925
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	299	297,056
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	304	297,355
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	490	466,970
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	225	220,278
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	50	42,338
Gtd. Notes	5.500	11/15/27	450	404,931
Sr. Sec’d. Notes, 144A	6.250	03/15/26	100	98,208

				2,723,138

Agriculture 0.2%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	175	151,728

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.8%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	11.750%	07/15/25	175	$193,321
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	150	142,337
Sr. Sec’d. Notes, 144A	5.750	04/20/29	125	112,530
Hawaiian Brand Intellectual Property
Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	50	45,473
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625	04/15/29	300	263,320

				756,981

Apparel 0.7%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	50	42,785
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	325	315,181
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	375	306,605

				664,571

Auto Manufacturers 2.6%

Allison Transmission, Inc.,
Gtd. Notes, 144A	3.750	01/30/31	350	282,794
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	25	23,659
Ford Holdings LLC,
Gtd. Notes	9.300	03/01/30	100	115,645
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	685	514,239
Sr. Unsec’d. Notes	5.291	12/08/46	75	60,945
Sr. Unsec’d. Notes	7.400	11/01/46	275	285,939
Sr. Unsec’d. Notes	9.625	04/22/30	265	310,600
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	336,992
Sr. Unsec’d. Notes	5.113	05/03/29	388	358,724

See Notes to Financial Statements.

PGIM Fixed Income ETFs    71

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500%	10/01/28	175	$154,812

				2,444,349

Auto Parts & Equipment 1.0%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	400	367,500
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	45	43,679
Gtd. Notes	6.500	04/01/27	200	186,928
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26	48	24,015
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	125	101,484
Sr. Unsec’d. Notes	4.500	02/15/32	100	80,591
Sr. Unsec’d. Notes	5.625	06/15/28	35	31,485
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/15/29	25	25,137
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	100	95,625

				956,444

Banks 0.1%

Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	75	65,135
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	75	62,038

				127,173

Building Materials 2.0%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	100	90,628
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	165	115,433
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	150	139,109

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Griffon Corp.,
Gtd. Notes	5.750%	03/01/28	175	$161,904
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	175	150,678
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	170	136,425
Gtd. Notes, 144A	5.375	02/01/28	25	23,250
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	125	103,347
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	500	453,266
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	325	240,890
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	150	119,156
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	48	42,159
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	120	110,526

				1,886,771

Chemicals 2.3%

Ashland LLC,
Gtd. Notes	6.875	05/15/43	75	77,215
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	50	40,768
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	25	18,590
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	100	98,593
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	185	153,545
Gtd. Notes, 144A	5.750	11/15/28	140	126,292
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	75	64,860
Diamond BC BV,
Gtd. Notes, 144A	4.625	10/01/29	155	130,006
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	105	89,946
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	150	131,322
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	100	93,756

See Notes to Financial Statements.

PGIM Fixed Income ETFs    73

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.625%	05/01/29	25	$20,577
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	200	178,000
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	185	102,097
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	46	45,930
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	360	299,441
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	25	24,400
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	100	80,462
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	250	182,812
Sr. Sec’d. Notes, 144A	9.500	07/01/25	125	120,625
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	50	46,464
Sr. Sec’d. Notes, 144A	5.625	10/01/24	25	24,612

				2,150,313

Coal 0.0%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	41	42,332

Commercial Services 4.3%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	66	62,291
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	210	196,593
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	299,664
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	275	251,303
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	600	501,507
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	50	43,448
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	150	129,450

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

AMN Healthcare, Inc., (cont’d.)
Gtd. Notes, 144A	4.625%	10/01/27	50	$46,317
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29	50	41,828
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	100	87,338
Gtd. Notes, 144A	5.375	03/01/29	125	109,025
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	25	22,503
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29	50	43,221
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	350	330,750
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	25	21,443
Gtd. Notes, 144A	5.000	12/01/29	50	40,232
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	350	306,263
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	200	170,461
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	100	88,645
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31	150	128,473
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	175	146,628
Gtd. Notes	3.875	02/15/31	175	151,105
Gtd. Notes	4.875	01/15/28	75	70,160
Gtd. Notes	5.250	01/15/30	275	260,083
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	515	520,394

				4,069,125

Computers 0.6%

Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	165	137,533
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	275	258,899

See Notes to Financial Statements.

PGIM Fixed Income ETFs    75

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

NCR Corp., (cont’d.)
Gtd. Notes, 144A	5.125%	04/15/29	150	$140,053
Gtd. Notes, 144A	5.250	10/01/30	50	46,548

				583,033

Distribution/Wholesale 0.5%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	575	485,944

Diversified Financial Services 3.6%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	100	88,397
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	150	134,250
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	125	88,786
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	400	341,384
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	150	81,017
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	125	101,459
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	350	312,506
Gtd. Notes, 144A	4.375	05/15/31	50	43,989
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	400	314,865
Gtd. Notes, 144A	5.500	08/15/28	100	84,262
Gtd. Notes, 144A	6.000	01/15/27	125	111,698
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	75	60,833
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	150	117,962
Gtd. Notes	4.000	09/15/30	150	112,003
Gtd. Notes	6.625	01/15/28	594	546,050
Gtd. Notes	6.875	03/15/25	125	121,756
Gtd. Notes	7.125	03/15/26	250	232,934
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	50	39,179

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
PennyMac Financial Services, Inc., (cont’d.)
Gtd. Notes, 144A	5.375%	10/15/25	175	$160,153
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	75	60,693
Gtd. Notes, 144A	4.000	10/15/33	50	37,286
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	150	129,000
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	75	69,187

				3,389,649

Electric 4.9%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	375	308,208
Sr. Sec’d. Notes, 144A	4.500	02/15/28	186	170,188
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	240	205,305
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	350	295,169
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	834	744,963
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	140	132,022
Gtd. Notes	6.625	01/15/27	30	29,897
Gtd. Notes, 144A	3.375	02/15/29	175	144,675
Gtd. Notes, 144A	3.625	02/15/31	225	178,690
Gtd. Notes, 144A	3.875	02/15/32	50	39,532
Gtd. Notes, 144A	5.250	06/15/29	350	313,022
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	175	155,476
Sr. Sec’d. Notes	5.250	07/01/30	443	383,259
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	233	216,690
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	125	119,687
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	200	174,285
Gtd. Notes, 144A	5.000	07/31/27	290	270,127
Gtd. Notes, 144A	5.500	09/01/26	50	48,260
Gtd. Notes, 144A	5.625	02/15/27	750	725,014

				4,654,469

See Notes to Financial Statements.

PGIM Fixed Income ETFs    77

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.6%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	250	$202,765
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	300	301,222
Gtd. Notes, 144A	7.250	06/15/28	100	100,963

				604,950

Electronics 0.2%
Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	200	191,252
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	15	12,510

				203,762

Engineering & Construction 0.1%
AECOM,
Gtd. Notes	5.125	03/15/27	50	48,820
Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	50	41,067
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	50	41,300

				131,187

Entertainment 2.6%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	82	65,143
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	490	478,412
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	100	80,468
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	150	141,414
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	25	22,059
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	225	230,052

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125%	04/15/26	275	$252,139
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	66,477
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	225	197,822
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	75	60,751
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	367	336,032
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	200	139,843
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	225	200,648
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	180	151,109
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	25	24,929

				2,447,298

Environmental Control 0.1%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	25	21,256
Gtd. Notes, 144A	4.375	08/15/29	125	105,465

				126,721

Foods 3.0%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	325	267,058
Gtd. Notes, 144A	5.875	02/15/28	25	23,828
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	375	312,790
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	75	55,903
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	150	143,120

See Notes to Financial Statements.

PGIM Fixed Income ETFs    79

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.625%	01/15/32		340	$294,367
Gtd. Notes, 144A	6.500	04/15/29		44	45,573
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		25	24,993
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46		50	42,430
Gtd. Notes	5.200	07/15/45		25	23,496
Gtd. Notes	5.500	06/01/50		25	24,765
Gtd. Notes	6.500	02/09/40		25	26,752
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		325	292,732
Gtd. Notes, 144A	4.375	01/31/32		75	66,624
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	95,259
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32		50	40,632
Gtd. Notes, 144A	4.250	04/15/31		675	581,866
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		200	173,746
Gtd. Notes, 144A	5.500	12/15/29		75	68,752
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		250	212,564

					2,817,250

Gas 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		75	71,213
Sr. Unsec’d. Notes	5.750	05/20/27		375	353,782
Sr. Unsec’d. Notes	5.875	08/20/26		78	74,647

					499,642

Healthcare-Products 0.9%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		450	381,031
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		525	441,290

					822,321

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 3.5%
DaVita, Inc.,
Gtd. Notes, 144A	3.750%	02/15/31	911	$670,967
Gtd. Notes, 144A	4.625	06/01/30	100	80,185
HCA, Inc.,
Gtd. Notes	5.875	02/15/26	75	76,529
Gtd. Notes	7.500	11/06/33	75	82,334
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	50	43,466
Sr. Sec’d. Notes, 144A	6.750	04/15/25	50	49,087
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	725	549,627
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	150	137,180
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	100	95,572
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	175	160,449
Sr. Sec’d. Notes, 144A	4.250	06/01/29	875	755,191
Sr. Sec’d. Notes, 144A	4.375	01/15/30	350	306,249
Sr. Sec’d. Notes, 144A	6.125	06/15/30	75	72,021
Sr. Unsec’d. Notes	6.875	11/15/31	250	234,853

				3,313,710

Home Builders 4.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	100	78,527
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	75	58,818
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	250	206,523
Gtd. Notes	7.250	10/15/29	470	406,703
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	350	269,500
Gtd. Notes, 144A	6.250	09/15/27	145	128,383
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	50	39,570
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	25	24,511
Gtd. Notes, 144A	3.875	08/15/29	225	180,935

See Notes to Financial Statements.

PGIM Fixed Income ETFs    81

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850%	05/15/26	200	$170,134
Gtd. Notes, 144A	5.000	03/01/28	75	62,111
KB Home,
Gtd. Notes	4.000	06/15/31	375	295,877
Gtd. Notes	4.800	11/15/29	250	213,307
Gtd. Notes	7.250	07/15/30	25	24,100
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	150	120,294
Gtd. Notes	4.950	02/01/28	125	110,856
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	175	140,438
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	250	221,250
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	225	187,706
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	50	40,345
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	200	178,931
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	300	290,038
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	435	373,342
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	75	68,560
Gtd. Notes	5.700	06/15/28	15	13,521

				3,904,280

Home Furnishings 0.2%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	200	164,653

Household Products/Wares 0.4%
ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	250	208,882
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	125	103,125
Sr. Sec’d. Notes, 144A	5.000	12/31/26	25	22,594

				334,601

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.5%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000%	04/01/31	175	$132,328
Gtd. Notes	4.375	02/01/32	50	37,743
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	375	272,241

				442,312

Insurance 0.1%
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	75	62,209

Internet 0.4%
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	245	207,639
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	140	138,093

				345,732

Iron/Steel 0.3%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	116	116,259
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	25	21,948
Sr. Unsec’d. Notes	4.375	03/15/32	100	85,271
TMS International Corp.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/29	25	17,438
United States Steel Corp.,
Sr. Unsec’d. Notes	6.875	03/01/29	50	48,431

				289,347

Leisure Time 0.1%
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	25	20,163

See Notes to Financial Statements.

PGIM Fixed Income ETFs    83

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625%	02/15/29	25	$20,375
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	50	37,373

				77,911

Lodging 1.5%
Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	50	43,558
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	605	488,707
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	75	68,362
Gtd. Notes	4.750	10/15/28	450	395,728
Gtd. Notes	5.500	04/15/27	300	276,477
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	200	140,000

				1,412,832

Machinery-Construction & Mining 0.2%
Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	250	223,864

Machinery-Diversified 0.8%
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	190	162,191
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	382	363,322
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	250	227,500

				753,013

Media 7.8%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	872	707,078
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	650	530,786
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	250	190,322

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.500%	06/01/33	575	$454,808
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	367	315,353
Sr. Unsec’d. Notes, 144A	4.750	02/01/32	100	82,821
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	50	45,646
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	100	91,399
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	200	197,178
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	150,021
Gtd. Notes, 144A	4.125	12/01/30	200	162,000
Gtd. Notes, 144A	4.500	11/15/31	200	161,238
Gtd. Notes, 144A	5.375	02/01/28	680	614,597
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	325	232,263
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	500	387,048
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	1,251	112,941
Sec’d. Notes, 144A	5.375	08/15/26	1,235	234,799
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	555	328,699
Gtd. Notes	7.375	07/01/28	280	183,460
Gtd. Notes	7.750	07/01/26	309	243,404
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	100	96,545
Gtd. Notes, 144A	7.000	05/15/27	75	74,029
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	40	37,819
Sr. Sec’d. Notes, 144A	5.250	08/15/27	100	90,039
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	25	21,982
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	50	45,280
Gtd. Notes, 144A	5.625	07/15/27	150	142,934
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	225	194,056
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	200	149,014
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	175	153,008
Sr. Sec’d. Notes, 144A	5.125	02/15/25	100	96,589
Sr. Sec’d. Notes, 144A	6.625	06/01/27	325	314,703

See Notes to Financial Statements.

PGIM Fixed Income ETFs    85

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.125%	04/15/27	150	$140,625
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	450	369,000

				7,351,484

Mining 1.1%
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	200	159,938
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	315	311,850
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.125	04/15/32	100	92,194
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	75	71,466
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	50	44,750
Gtd. Notes, 144A	6.125	04/01/29	110	96,250
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	170	134,300
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	100	80,692
Gtd. Notes, 144A	4.750	01/30/30	75	65,548

				1,056,988

Miscellaneous Manufacturing 0.3%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	25	24,251
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	235	209,652

				233,903

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	75	65,226

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 6.0%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250%	02/15/26	125	$125,059
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes^	7.875	12/15/24(d)	310	2,108
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	325	305,997
Gtd. Notes, 144A	7.625	02/01/29	103	104,773
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	400	392,559
Gtd. Notes, 144A	9.000	11/01/27	112	136,060
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	212	221,540
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	25	24,109
Gtd. Notes, 144A	5.875	02/01/29	250	239,031
Gtd. Notes, 144A	6.750	04/15/29	100	98,270
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	100	97,569
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	275	273,334
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	50	46,052
Gtd. Notes, 144A	6.750	03/01/29	125	119,446
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	25	23,138
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	25	24,626
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	325	321,182
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	175	160,799
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	75	69,185
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	225	203,854
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	25	23,704
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	100	89,934
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	50	46,500
Gtd. Notes, 144A	7.125	02/01/27	350	352,145

See Notes to Financial Statements.

PGIM Fixed Income ETFs    87

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250%	01/15/26	125	$113,250
Gtd. Notes, 144A	7.500	01/15/28	325	293,248
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25	275	253,443
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.150	05/15/28	50	53,369
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	125	106,875
Gtd. Notes, 144A	4.625	05/01/30	150	128,250
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	25	22,813
Gtd. Notes, 144A	7.125	01/15/26	75	71,813
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	250	242,426
Gtd. Notes, 144A	4.750	02/15/30	145	134,428
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	300	267,163
Gtd. Notes	5.375	02/01/29	25	23,661
Gtd. Notes	5.375	03/15/30	125	117,010
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	75	64,543
Gtd. Notes	4.500	04/30/30	75	64,023
Gtd. Notes	5.875	03/15/28	100	93,565
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	85	67,575

				5,618,429

Packaging & Containers 1.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	200	155,112
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A	4.000	09/01/29	200	164,000
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	85	73,022

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000%	01/15/26	75	$61,594
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	275	235,125
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	175	157,512
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	175	141,711
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	75	71,345
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	50	40,485
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	50	48,361
Gtd. Notes, 144A	6.625	05/13/27	25	23,261
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	50	44,056
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	9.250	08/01/24	50	46,725
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	50	44,278

				1,306,587

Pharmaceuticals 2.2%
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	175	143,453
Gtd. Notes, 144A	5.125	03/01/30	50	42,940
Gtd. Notes, 144A	6.125	08/01/28	145	136,321
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	400	191,900
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	02/15/29	50	19,375
Gtd. Notes, 144A	5.250	01/30/30	250	92,500
Gtd. Notes, 144A	5.250	02/15/31	150	57,375
Gtd. Notes, 144A	6.250	02/15/29	1,515	568,125
Sr. Sec’d. Notes, 144A	4.875	06/01/28	50	34,563
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	150	131,627

See Notes to Financial Statements.

PGIM Fixed Income ETFs    89

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Embecta Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	6.750%	02/15/30	25	$23,995
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	200	179,700
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	200	179,290
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	200	175,010
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	125	88,916

				2,065,090

Pipelines 2.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	75	68,907
Gtd. Notes, 144A	5.750	03/01/27	285	271,071
Gtd. Notes, 144A	5.750	01/15/28	125	118,774
Gtd. Notes, 144A	7.875	05/15/26	100	101,840
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	150	130,831
Gtd. Notes	4.500	10/01/29	100	92,129
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes	4.625	10/15/28	300	288,901
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	25	21,000
DCP Midstream Operating LP,
Gtd. Notes	5.625	07/15/27	20	20,255
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	50	45,680
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	25	22,901
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	45	43,527
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	70	67,702
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	100	98,995
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	25	24,827
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	175	160,679
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	200	184,173

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC, (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	07/15/38	125	$109,344
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	75	64,423
Gtd. Notes, 144A	6.000	03/01/27	134	122,812
Gtd. Notes, 144A	6.000	12/31/30	75	66,047
Gtd. Notes, 144A	6.000	09/01/31	50	43,990
Gtd. Notes, 144A	7.500	10/01/25	100	100,110
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	190	166,818
Sr. Sec’d. Notes, 144A	4.125	08/15/31	40	34,873
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	25	23,922

				2,494,531

Real Estate 1.6%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	352	312,066
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	225	222,918
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	250	211,551
Gtd. Notes, 144A	4.375	02/01/31	250	200,134
Gtd. Notes, 144A	5.375	08/01/28	80	71,185
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	325	276,315
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.250	04/15/30	175	131,890
Gtd. Notes, 144A	5.750	01/15/29	50	39,203

				1,465,262

Real Estate Investment Trusts (REITs) 2.2%
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	225	154,354
Gtd. Notes	9.750	06/15/25	215	211,296
Sr. Unsec’d. Notes	4.750	05/01/24	200	182,495
Sr. Unsec’d. Notes	4.750	02/15/28	225	165,356

See Notes to Financial Statements.

PGIM Fixed Income ETFs    91

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500%	06/01/25	196	$197,980
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	4.750	10/15/27	100	90,915
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	980	970,908
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	150	126,173

				2,099,477

Retail 3.2%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	250	202,032
Sr. Sec’d. Notes, 144A	3.875	01/15/28	125	110,706
At Home Group, Inc.,
Gtd. Notes, 144A(a)	7.125	07/15/29	200	128,416
Sr. Sec’d. Notes, 144A	4.875	07/15/28	50	36,619

BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27	25	18,760

Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29	150	113,114
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.750	02/07/25	400	377,920
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.375	04/01/26	25	22,059
Sr. Unsec’d. Notes, 144A	5.875	04/01/29	75	61,341
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	250	204,041
Sr. Sec’d. Notes, 144A	4.625	01/15/29	100	87,331
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	150	122,692
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	100	69,575
Gtd. Notes, 144A	3.875	10/01/31	275	190,908

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250%	01/15/29	180	$135,028
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	75	63,413
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	250	181,764
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	75	61,388
Gtd. Notes, 144A	7.500	10/15/27	75	71,304
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29	75	61,091
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	125	122,095
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	225	198,957

Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	200	176,362

White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	175	154,020

				2,970,936

Software 0.5%
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	250	219,222
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	50	49,786
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	150	139,500
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A	5.000	12/15/29	25	22,183
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A	3.500	02/15/28	110	79,480

				510,171

Telecommunications 3.8%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	600	569,250

See Notes to Financial Statements.

PGIM Fixed Income ETFs    93

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	6.000%	03/01/26	170	$160,768
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25	203	129,577
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	200	128,500
Sr. Sec’d. Notes, 144A	8.750	05/25/24	250	234,688
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	325	205,124
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	400	361,124
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A^	8.500	10/15/24(d)	25	—
Gtd. Notes, 144A^	9.750	07/15/25(d)	295	—
Sr. Sec’d. Notes, 144A	6.500	03/15/30	300	271,944
Sr. Unsec’d. Notes^	5.500	08/01/23(d)	490	1
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.250	07/01/28	600	499,149
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	250	249,375
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	125	150,826
Sprint Corp.,
Gtd. Notes	7.625	03/01/26	75	79,468
Gtd. Notes	7.875	09/15/23	75	77,290
Switch Ltd.,
Gtd. Notes, 144A	4.125	06/15/29	25	24,998
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	235	209,382
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	125	106,596
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	205	157,063

				3,615,123

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500%	05/01/28	125	$106,996

TOTAL CORPORATE BONDS (cost $88,378,291)				75,474,002

U.S. TREASURY OBLIGATIONS 8.6%
U.S. Treasury Notes(k)	2.500	03/31/27	2,290	2,205,019
U.S. Treasury Notes	2.625	05/31/27	4,020	3,893,433
U.S. Treasury Notes	3.000	07/31/24	2,010	1,992,570

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,200,991)				8,091,022

			Shares

COMMON STOCKS 1.8%

Gas Utilities 0.1%
Ferrellgas Partners LP (Class B Stock)			728	116,116

Oil, Gas & Consumable Fuels 1.5%
Chesapeake Energy Corp.			11,582	1,163,875
Chesapeake Energy Corp. Backstop Commitment			68	6,833
Civitas Resources, Inc.			2,951	198,278

				1,368,986

Wireless Telecommunication Services 0.2%
Intelsat Emergence SA (Luxembourg)*			7,625	219,856

TOTAL COMMON STOCKS (cost $835,126)				1,704,958

PREFERRED STOCK 0.6%

Electronic Equipment, Instruments & Components
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^ (cost $590,560)			600	600,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs    95

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services
Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	797	$7,596
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	797	1,578

TOTAL RIGHTS (cost $0)		9,174

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $0)	129,605	13

TOTAL LONG-TERM INVESTMENTS (cost $103,064,793)		90,827,491

	Shares

SHORT-TERM INVESTMENTS 2.1%

AFFILIATED MUTUAL FUND 0.1%
PGIM Institutional Money Market Fund
(cost $121,461; includes $121,321 of cash collateral for securities on loan)(b)(wa)	121,558	121,485

UNAFFILIATED FUND 2.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $1,876,924)	1,876,924	1,876,924

TOTAL SHORT-TERM INVESTMENTS (cost $1,998,385)		1,998,409

TOTAL INVESTMENTS 98.3% (cost $105,063,178)		92,825,900
Other assets in excess of liabilities(z) 1.7%		1,569,960

NET ASSETS 100.0%		$94,395,860

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $626,823 and 0.7% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $116,839; cash collateral of $121,321 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at August 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

TPC Group, Inc., Term Loan DIP Facility, 3 Month LIBOR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $7,628)^	8	$7,628	$—	$—

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
9	2 Year U.S. Treasury Notes	Dec. 2022	$1,874,953	$(4,101)
14	5 Year U.S. Treasury Notes	Dec. 2022	1,551,484	(5,469)
35	10 Year U.S. Treasury Notes	Dec. 2022	4,091,719	(20,616)

				(30,186)

Short Positions:
5	20 Year U.S. Treasury Bonds	Dec. 2022	679,219	3,965
3	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	448,500	328

				4,293

				$(25,893)

See Notes to Financial Statements.

PGIM Fixed Income ETFs    97

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Forward foreign currency exchange contracts outstanding at August 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	JPMorgan Chase Bank, N.A.	GBP	89	$105,198	$103,391	$—	$(1,807)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	Bank of America, N.A.	GBP	89	$107,522	$103,391	$4,131	$—
Expiring 10/04/22	JPMorgan Chase Bank, N.A.	GBP	89	105,262	103,461	1,801	—

				$212,784	$206,852	5,932	—

						$5,932	$(1,807)

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	1,695	$23,091	$33,550	$10,459

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	6,029	5.325%	$(110,648)	$(12,745)	$97,903

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	BNP Paribas S.A.	03/20/23	(70)	$319	$—	$319

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$319	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs    99

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$150,000	$636,471

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,156,324	$—
Bank Loans	—	1,776,471	15,527
Corporate Bonds	—	75,471,893	2,109
U.S. Treasury Obligations	—	8,091,022	—
Common Stocks	1,362,153	342,805	—
Preferred Stock.	—	—	600,000
Rights	—	—	9,174
Warrants	—	—	13
Short-Term Investments
Affiliated Mutual Fund	121,485	—	—
Unaffiliated Fund	1,876,924	—	—

Total	$3,360,562	$88,838,515	$626,823

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$—	$—
Futures Contracts	4,293	—	—
OTC Forward Foreign Currency Exchange Contracts	—	5,932	—

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$108,362	$—
OTC Total Return Swap Agreement	—	319	—

Total	$4,293	$114,613	$—

Liabilities
Futures Contracts	$(30,186)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(1,807)	—

Total	$(30,186)	$(1,807)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2022 were as follows:

U.S. Treasury Obligations	8.6%
Media	7.9
Oil & Gas	6.2
Electric	5.0
Telecommunications	4.5
Commercial Services	4.3
Home Builders	4.1
Diversified Financial Services	3.6
Healthcare-Services	3.5
Collateralized Loan Obligations	3.3
Retail	3.3
Foods	3.0
Aerospace & Defense	2.9
Pipelines	2.6
Entertainment	2.6
Auto Manufacturers	2.6
Chemicals	2.3
Real Estate Investment Trusts (REITs)	2.2
Pharmaceuticals	2.2
Building Materials	2.0
Unaffiliated Fund	2.0
Real Estate	1.6

Lodging	1.5%
Oil, Gas & Consumable Fuels	1.5
Packaging & Containers	1.4
Mining	1.1
Auto Parts & Equipment	1.0
Airlines	0.9
Software	0.9
Healthcare-Products	0.9
Machinery-Diversified	0.8
Apparel	0.7
Electrical Components & Equipment	0.6
Electronic Equipment, Instruments & Components	0.6
Computers	0.6
Gas	0.5
Distribution/Wholesale	0.5
Advertising	0.5
Housewares	0.5
Internet	0.4
Household Products/Wares	0.4
Iron/Steel	0.3
Insurance	0.3
Miscellaneous Manufacturing	0.3

See Notes to Financial Statements.

PGIM Fixed Income ETFs    101

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Industry Classification (continued):

Wireless Telecommunication Services	0.2%
Machinery-Construction & Mining	0.2
Electronics	0.2
Home Furnishings	0.2
Agriculture	0.2
Engineering & Construction	0.1
Banks	0.1
Environmental Control	0.1
Affiliated Mutual Fund (0.1% represents investments purchased with collateral from securities on loan)	0.1
Gas Utilities	0.1

Trucking & Leasing	0.1%
Leisure Time	0.1
Office/Business Equipment	0.1
Coal	0.0 *

98.3
Other assets in excess of liabilities	1.7

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$108,362	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,932		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,807
Interest rate contracts	Due from/to broker-variation margin futures	4,293	*	Due from/to broker-variation margin futures	30,186	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	319		—	—

		$118,906			$31,993

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(109,491)
Foreign exchange contracts	—	1,874	—
Interest rate contracts	(453,810)	—	(396,180)

Total	$(453,810)	$1,874	$(505,671)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$108,362
Foreign exchange contracts	—	4,125	—
Interest rate contracts	(48,419)	—	319

Total	$(48,419)	$4,125	$108,681

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$8,824,061
Futures Contracts - Short Positions (1)	2,026,206
Forward Foreign Currency Exchange Contracts - Purchased (2)	43,288
Forward Foreign Currency Exchange Contracts - Sold (2)	87,420

Credit Default Swap Agreements - Buy Protection (1)	892,000
Credit Default Swap Agreements - Sell Protection (1)	1,713,820
Total Return Swap Agreements (1)	2,428,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    103

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$116,839	$(116,839)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$4,131	$—	$4,131	$—	$4,131
BNP Paribas S.A.	319	—	319	—	319
JPMorgan Chase Bank, N.A.	1,801	(1,807)	(6)	—	(6)

	$6,251	$(1,807)	$4,444	$—	$4,444

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Statement of Assets & Liabilities

as of August 31, 2022

Assets

Investments at value, including securities on loan of $116,839:
Unaffiliated investments (cost $104,941,717)	$92,704,415
Affiliated investments (cost $121,461)	121,485
Cash	22,503
Dividends and interest receivable	1,355,949
Receivable for investments sold	188,676
Due from former custodian	182,003
Deposit with broker for centrally cleared/exchange-traded derivatives	150,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,932
Unrealized appreciation on OTC swap agreements	319
Other assets	11,052

Total Assets	94,742,334

Liabilities

Payable for investments purchased	170,165
Payable to broker for collateral for securities on loan	121,321
Management fee payable	45,504
Due to broker—variation margin swaps	6,857
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,807
Due to broker—variation margin futures	820

Total Liabilities	346,474

Net Assets	$94,395,860

Net assets were comprised of:
Common stock, at par	$2,725
Paid-in capital in excess of par	108,591,823
Total distributable earnings (loss)	(14,198,688)

Net assets, August 31, 2022	$94,395,860

Net asset value, offering price and redemption price per share. ($94,395,860 ÷ 2,725,000 shares of common stock issued and outstanding)	$34.64

See Notes to Financial Statements.

PGIM Fixed Income ETFs    105

PGIM Active High Yield Bond ETF

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $202 foreign withholding tax)	$4,515,107
Unaffiliated dividend income	112,125
Affiliated dividend income	1,355
Income from securities lending, net (including affiliated income of $351)	889

Total income	4,629,476

Expenses
Management fee	455,181
Miscellaneous	49

Total expenses	455,230

Net investment income (loss)	4,174,246

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(13))	(538,556)
Futures transactions	(453,810)
In-kind redemptions	443,931
Forward currency contract transactions	1,874
Swap agreement transactions	(505,671)
Foreign currency transactions	2,976

(1,049,256)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $24)	(14,156,485)
Futures	(48,419)
Forward currency contracts	4,125
Swap agreements	108,681
Foreign currencies	(90)

(14,092,188)

Net gain (loss) on investment and foreign currency transactions	(15,141,444)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(10,967,198)

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,174,246	$2,775,060
Net realized gain (loss) on investment, in-kind redemptions and foreign currency transactions	(1,049,256)	611,714
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,092,188)	2,435,162

Net increase (decrease) in net assets resulting from operations	(10,967,198)	5,821,936

Dividends and Distributions
Distributions from distributable earnings	(5,220,879)	(3,660,138)

Fund share transactions
Net proceeds from shares sold (1,225,000 and 1,825,000 shares, respectively)	47,478,094	74,395,702
Shares redeemed in-kind (475,000 and 0 shares, respectively)	(19,479,038)	—
Cost of shares purchased (125,000 and 600,000 shares, respectively)	(4,390,976)	(24,576,005)

Net increase (decrease) in net assets from Fund share transactions	23,608,080	49,819,697

Total increase (decrease)	7,420,003	51,981,495

Net Assets:

Beginning of year	86,975,857	34,994,362

End of year	$94,395,860	$86,975,857

See Notes to Financial Statements.

PGIM Fixed Income ETFs    107

PGIM Active High Yield Bond ETF

Financial Highlights

	Year Ended August 31,			September 24, 2018(a) through August 31, 2019

	2022	2021	2020

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$41.42	$39.99	$40.96	$40.00

Income (loss) from investment operations:

Net investment income (loss)	1.85	1.95	2.49	2.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.23)	2.30	(0.49)	0.85

Total from investment operations	(4.38)	4.25	2.00	3.15

Less Dividends and Distributions:

Dividends from net investment income	(1.92)	(2.24)	(2.55)	(2.19)

Distributions from net realized gains	(0.48)	(0.58)	(0.42)	-

Total dividends and distributions	(2.40)	(2.82)	(2.97)	(2.19)

Net asset value, end of period	$34.64	$41.42	$39.99	$40.96

Total Return(c):	(11.01)%	11.00%	5.24%	8.20%

Ratios/Supplemental Data:

Net assets, end of period (000)	$94,396	$86,976	$34,994	$27,649

Average net assets (000)	$85,683	$58,270	$29,367	$26,467

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.53%	0.53%	0.53%	0.52	%(e)

Expenses before waivers and/or expense reimbursement	0.53%	0.53%	0.53%	0.53	%(e)

Net investment income (loss)	4.87%	4.76%	6.37%	6.15	%(e)

Portfolio turnover rate(f)	31%	85%	57%	55%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

LONG-TERM INVESTMENTS 99.1%

ASSET-BACKED SECURITIES 11.2%

Automobiles 0.7%
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-01A, Class A, 144A	3.830%	08/21/28	100	$97,685
CarMax Auto Owner Trust,
Series 2022-01, Class D	2.470	07/17/28	100	92,423
Hertz Vehicle Financing LLC,
Series 2022-02A, Class A, 144A	2.330	06/26/28	100	89,676

				279,784

Collateralized Loan Obligations 10.1%
AIG CLO LLC (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	04/20/32	400	392,794
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	3.867(c)	04/20/35	250	242,901
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	4.143(c)	11/27/31	250	246,116
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	2.219(c)	04/18/35	250	242,761
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	01/20/32	250	245,942
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	3.817(c)	04/20/35	250	243,078
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.702(c)	07/15/34	250	242,072
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	04/20/34	250	243,750
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	4.110(c)	01/16/33	250	247,707
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	3.618(c)	10/15/32	250	246,757

See Notes to Financial Statements.

PGIM Fixed Income ETFs    109

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Madison Park Funding Ltd. (Cayman Islands), (cont’d.)
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.903%(c)	04/25/32	400	$392,943
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	3.273(c)	06/20/34	250	243,914
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	3.598(c)	07/10/34	400	389,951
TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	3.757(c)	10/20/32	250	245,724
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	3.913(c)	07/24/32	500	491,320

				4,357,730

Consumer Loans 0.4%
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A	1.750	09/14/35	200	179,391

TOTAL ASSET-BACKED SECURITIES
(cost $4,945,842)				4,816,905

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.0%
BANK,
Series 2019-BN22, Class A3	2.726	11/15/62	250	223,109
Series 2021-BN38, Class A4	2.275	12/15/64	100	83,854
Barclays Commercial Mortgage Securities Trust,
Series 2021-C12, Class A4	2.421	11/15/54	250	214,013
Benchmark Mortgage Trust,
Series 2021-B25, Class A3	1.906	04/15/54	500	435,622
Series 2021-B31, Class A4	2.420	12/15/54	100	84,881
CD Mortgage Trust,
Series 2019-CD08, Class A3	2.657	08/15/57	500	440,451
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4	3.420	08/10/47	500	491,151
Series 2015-DC01, Class A4	3.078	02/10/48	500	487,009

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust,
Series 2019-GC42, Class A3	2.749%	09/01/52	250	$224,014
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR05, Class A3	3.123	06/13/52	500	458,596
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157	09/15/50	500	472,760
Series 2019-C52, Class A4	2.643	08/15/52	436	389,822
Series 2020-C56, Class A4	2.194	06/15/53	500	426,508
Series 2021-C59, Class A3	1.958	04/15/54	350	305,358

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,314,600)				4,737,148

CORPORATE BONDS 29.3%

Aerospace & Defense 0.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	253	231,583
Sr. Unsec’d. Notes	3.750	02/01/50	34	24,363
Sr. Unsec’d. Notes	5.150	05/01/30	45	44,277
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	13	12,692
Sr. Unsec’d. Notes	6.125	07/15/38	15	16,689

				329,604

Agriculture 0.4%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	48	41,543
Gtd. Notes	3.400	02/04/41	50	33,746
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	124	110,391

				185,680

Airlines 0.1%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	50	51,023
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.300	02/15/27	9	8,502

				59,525

See Notes to Financial Statements.

PGIM Fixed Income ETFs    111

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 0.8%

Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A	1.625%	12/13/24	150	$140,390
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	51	48,741
Sr. Unsec’d. Notes	6.600	04/01/36	17	17,199
General Motors Financial Co., Inc.,
Gtd. Notes	3.700	05/09/23	25	24,950
Sr. Unsec’d. Notes	2.900	02/26/25	113	108,134
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN	0.800	10/16/25	17	15,463

				354,877

Auto Parts & Equipment 0.0%

Aptiv PLC/Aptiv Corp.,
Gtd. Notes	3.250	03/01/32	15	12,627

Banks 7.6%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	60	47,930
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	115	95,534
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	375	314,807
Sr. Unsec’d. Notes, MTN	3.970(ff)	03/05/29	175	165,101
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	30	26,817
Sub. Notes, MTN	4.450	03/03/26	115	114,535
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	20	19,946
BNP Paribas SA (France),
Gtd. Notes, MTN	3.250	03/03/23	119	118,668
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	210	178,140
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	120	104,508
Sr. Unsec’d. Notes	3.700	01/12/26	64	62,517
Sr. Unsec’d. Notes	4.075(ff)	04/23/29	80	76,111
Sub. Notes	4.400	06/10/25	55	54,784
Sub. Notes	4.450	09/29/27	21	20,486
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, MTN	3.700	05/30/24	62	61,225
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	165	130,283

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	2.615%(ff)	04/22/32	85	$70,016
Sr. Unsec’d. Notes	3.750	02/25/26	25	24,486
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	80	75,069

JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	100	89,346
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	370	313,012
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	5	4,120
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	42	34,745
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	150	129,911
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	150	138,972
Sub. Notes	2.956(ff)	05/13/31	21	18,102
Sub. Notes	4.250	10/01/27	21	20,782

Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	40	32,259
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	255	220,782
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	34	34,023
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	110	103,566
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	76	74,978
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	90	71,099

Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	282	240,139

				3,286,799

Beverages 0.6%

Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000	01/17/43	115	96,503

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.750	01/23/29	75	76,477

Constellation Brands, Inc.,
Sr. Unsec’d. Notes	2.250	08/01/31	80	65,135

Keurig Dr. Pepper, Inc.,
Gtd. Notes	3.200	05/01/30	20	17,958

				256,073

See Notes to Financial Statements.

PGIM Fixed Income ETFs    113

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.800%	08/15/41	45	$33,773
Sr. Unsec’d. Notes	4.663	06/15/51	13	12,191

				45,964

Building Materials 0.4%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	11	9,053
Sr. Unsec’d. Notes	4.250	07/02/24	21	20,948
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	25	23,814
Sr. Unsec’d. Notes	3.950	08/15/29	95	89,075
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	13	11,747

				154,637

Chemicals 0.3%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.600	11/15/50	17	13,004
FMC Corp.,
Sr. Unsec’d. Notes	3.450	10/01/29	90	80,613
Sr. Unsec’d. Notes	4.500	10/01/49	13	10,951
LYB International Finance III LLC,
Gtd. Notes	4.200	10/15/49	17	13,664
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43	21	20,256

				138,488

Commercial Services 1.1%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	20	14,331
Equifax, Inc.,
Sr. Unsec’d. Notes	2.350	09/15/31	20	16,123
Sr. Unsec’d. Notes	2.600	12/01/24	121	116,929
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	45	42,509

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Global Payments, Inc.,
Sr. Unsec’d. Notes	1.200%	03/01/26	21	$18,527

Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	10	8,029
Unsec’d. Notes	4.678	07/01/2114	30	29,248

President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	35	25,548
Unsec’d. Notes	3.150	07/15/46	35	29,494

Thomas Jefferson University,
Sec’d. Notes	3.847	11/01/57	45	36,916

Trustees of Boston University,
Sec’d. Notes, Series CC	4.061	10/01/48	20	18,553

Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	25	18,248

University of Southern California,
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	9,100

Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	80	68,750

Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	20	14,316

				466,621

Computers 0.1%

Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	50	49,223

International Business Machines Corp.,
Sr. Unsec’d. Notes	5.875	11/29/32	8	8,756

				57,979

Diversified Financial Services 0.1%

Discover Financial Services,
Sr. Unsec’d. Notes	3.750	03/04/25	21	20,473

Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	25	19,402

				39,875

See Notes to Financial Statements.

PGIM Fixed Income ETFs    115

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Electric 2.2%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450%	05/15/51	13	$10,037
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	62	51,224
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	17	15,287
Ameren Corp.,
Sr. Unsec’d. Notes	2.500	09/15/24	21	20,247
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.600	08/15/29	8	6,908
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	4	3,480
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	32	30,378
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	21	19,100
Duke Energy Carolinas LLC,
Sr. Unsec’d. Notes	6.100	06/01/37	21	22,472
Duke Energy Florida LLC,
First Mortgage	2.400	12/15/31	95	80,885
Emera US Finance LP (Canada),
Gtd. Notes	2.639	06/15/31	13	10,780
Gtd. Notes	4.750	06/15/46	13	11,508
Entergy Louisiana LLC,
Collateral Trust	4.200	09/01/48	8	7,160
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	41	39,954
Florida Power & Light Co.,
First Mortgage	4.050	06/01/42	15	13,852
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A	4.700	04/01/24	17	16,901
MidAmerican Energy Co.,
First Mortgage	4.250	07/15/49	34	31,541
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	33	28,776
Monongahela Power Co.,
First Mortgage, 144A	3.550	05/15/27	96	90,783
Northern States Power Co.,
First Mortgage	3.400	08/15/42	34	28,672
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24	17	16,501

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Pacific Gas & Electric Co.,
First Mortgage	3.500%	08/01/50	29	$19,262
First Mortgage	4.550	07/01/30	20	17,802
First Mortgage	4.950	07/01/50	40	32,003
PECO Energy Co.,
First Mortgage	2.800	06/15/50	32	23,088
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	13	9,713
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	13	10,904
First Mortgage, MTN	3.700	05/01/28	38	37,127
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	5	4,357
Sr. Sec’d. Notes	4.100	06/15/30	75	69,385
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	15	13,621
Sempra Energy,
Sr. Unsec’d. Notes	3.300	04/01/25	35	34,053
Sr. Unsec’d. Notes	4.000	02/01/48	15	12,522
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	55	44,342
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.250	05/15/32	30	26,716
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	47	45,309
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	10	8,951

				965,601

Engineering & Construction 0.4%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	188,000

Entertainment 0.2%

Magallanes, Inc.,
Gtd. Notes, 144A	4.279	03/15/32	20	17,373
Gtd. Notes, 144A	5.141	03/15/52	70	56,357

				73,730

See Notes to Financial Statements.

PGIM Fixed Income ETFs    117

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Foods 0.4%

Campbell Soup Co.,
Sr. Unsec’d. Notes	3.300%	03/19/25	51	$49,792

Hormel Foods Corp.,
Sr. Unsec’d. Notes	0.650	06/03/24	8	7,599

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.000	02/02/29	100	86,579

Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	10	9,174

				153,144

Gas 0.2%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47	21	18,653

NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27	13	12,443

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	21	19,557

Southern California Gas Co.,
First Mortgage	3.750	09/15/42	30	24,957

				75,610

Healthcare-Services 1.0%

Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	35	31,312

Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	50	47,567

Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	53,445
Unsec’d. Notes, Series 2021	3.002	06/01/51	10	7,441

Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020	2.955	01/01/50	15	11,011

Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	10	6,929

New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	20	18,302

Northwestern Memorial Healthcare Obligated Group,
Unsec’d. Notes, Series 2021	2.633	07/15/51	20	13,969

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

OhioHealth Corp.,
Sec’d. Notes	2.297%	11/15/31	30	$25,241

Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	11,004

Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	4.700	03/30/45	8	7,161

Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	65	47,840

Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	35	25,793

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.300	05/15/31	45	38,631
Sr. Unsec’d. Notes	3.950	10/15/42	60	53,794
Sr. Unsec’d. Notes	4.950	05/15/62	10	10,034

				409,474

Home Builders 0.5%

Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	220	211,709

Insurance 0.5%

Chubb INA Holdings, Inc.,
Gtd. Notes	2.700	03/13/23	48	47,746

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	3.900	04/05/32	45	40,448

Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	8	5,981
Sr. Unsec’d. Notes	4.868	06/01/44	30	27,499

Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A	5.625	08/16/32	15	14,711

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50	38	29,167

Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	8	7,019

Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50	17	13,938

See Notes to Financial Statements.

PGIM Fixed Income ETFs    119

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Principal Financial Group, Inc.,
Gtd. Notes	4.625%	09/15/42	32	$29,410

W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	8	6,626

				222,545

Iron/Steel 0.3%

Nucor Corp.,
Sr. Unsec’d. Notes	4.300	05/23/27	25	24,865

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	80	71,298

Vale Overseas Ltd. (Brazil),
Gtd. Notes	6.250	08/10/26	10	10,472

				106,635

Lodging 0.2%

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	83	78,746

Machinery-Construction & Mining 0.0%

Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	09/19/29	13	11,855

Machinery-Diversified 0.2%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	5	3,886

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200	06/15/25	88	83,940

				87,826

Media 1.1%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800	03/01/50	64	50,280
Sr. Sec’d. Notes	4.908	07/23/25	93	92,784
Sr. Sec’d. Notes	6.384	10/23/35	120	119,559

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Comcast Corp.,
Gtd. Notes	3.999%	11/01/49	42	$35,997
Gtd. Notes	4.250	10/15/30	30	29,616

Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	43	41,749

Discovery Communications LLC,
Gtd. Notes	2.950	03/20/23	25	24,872
Gtd. Notes	5.200	09/20/47	23	18,755

Paramount Global,
Sr. Unsec’d. Notes	4.375	03/15/43	78	58,460

Walt Disney Co. (The),
Gtd. Notes	3.600	01/13/51	12	10,054

				482,126

Mining 1.0%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	55	56,338

Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	25	23,395
Gtd. Notes	4.375	08/01/28	50	47,139

Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A	6.530	11/15/28	200	207,287

Newmont Corp.,
Gtd. Notes	2.600	07/15/32	5	4,088
Gtd. Notes	2.800	10/01/29	122	106,502

				444,749

Miscellaneous Manufacturing 0.2%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	30	23,597

Textron, Inc.,
Sr. Unsec’d. Notes	3.375	03/01/28	84	77,253

				100,850

Multi-National 0.2%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	3.750	11/23/23	100	99,456

See Notes to Financial Statements.

PGIM Fixed Income ETFs    121

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 1.1%

Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	2.950%	01/15/23	42	$41,777

Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	5	3,849
Sr. Unsec’d. Notes	4.250	04/15/27	98	96,519
Sr. Unsec’d. Notes	5.400	06/15/47	57	55,618

Continental Resources, Inc.,
Gtd. Notes, 144A	2.268	11/15/26	15	13,259

Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	36	35,610

Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26	40	37,485

Exxon Mobil Corp.,
Sr. Unsec’d. Notes	3.452	04/15/51	8	6,613

Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31	30	25,367

Phillips 66,
Gtd. Notes	2.150	12/15/30	84	68,918

Phillips 66 Co.,
Gtd. Notes, 144A	3.550	10/01/26	17	16,338

Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.125	01/15/26	77	68,806

				470,159

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/21/29	100	91,414
Sr. Unsec’d. Notes	4.050	11/21/39	15	13,228
Sr. Unsec’d. Notes	4.550	03/15/35	60	57,548
Sr. Unsec’d. Notes	4.625	10/01/42	15	13,781

Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250	05/28/31	3	2,604

Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	53	52,326

Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.400	07/26/29	5	4,774

Cigna Corp.,
Gtd. Notes	4.375	10/15/28	30	29,563
Sr. Unsec’d. Notes	2.400	03/15/30	40	34,282

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

CVS Health Corp.,
Sr. Unsec’d. Notes	5.125%	07/20/45	82	$78,503
Johnson & Johnson,
Sr. Unsec’d. Notes	2.100	09/01/40	10	7,276
Merck & Co., Inc.,
Sr. Unsec’d. Notes	3.400	03/07/29	8	7,707
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	40	30,942
Pfizer, Inc.,
Sr. Unsec’d. Notes	2.550	05/28/40	13	9,988
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	26	25,662
Gtd. Notes	3.200	09/23/26	144	137,093
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	98	68,033

				664,724

Pipelines 1.8%

DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	65	63,431
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	133	130,841
Sr. Unsec’d. Notes	6.250	04/15/49	34	33,368
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	50	46,848
Enterprise Products Operating LLC,
Gtd. Notes	3.125	07/31/29	30	27,214
Gtd. Notes	4.850	03/15/44	15	13,968
Kinder Morgan, Inc.,
Gtd. Notes	2.000	02/15/31	34	27,037
Gtd. Notes	3.250	08/01/50	17	11,820
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	75	62,594
Sr. Unsec’d. Notes	4.500	04/15/38	63	55,712
Sr. Unsec’d. Notes	4.875	06/01/25	55	55,276
Sr. Unsec’d. Notes	5.500	02/15/49	17	16,186
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	25	24,153
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	82	70,813

See Notes to Financial Statements.

PGIM Fixed Income ETFs    123

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

ONEOK, Inc., (cont’d.)
Gtd. Notes	3.400%	09/01/29	15	$13,277
Gtd. Notes	4.950	07/13/47	21	18,107
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.500	12/15/26	17	16,569
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	10	8,990
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	66	58,936
Sr. Unsec’d. Notes	3.950	05/15/50	31	25,736

				780,876

Real Estate Investment Trusts (REITs) 1.6%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	130	126,996
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	15	12,680
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	5	4,047
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	5	3,894
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	55	47,200
Sr. Unsec’d. Notes	3.200	04/01/32	25	21,643
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	80	70,227
Sr. Unsec’d. Notes	3.100	12/15/29	29	26,368
Sr. Unsec’d. Notes	3.250	01/15/31	25	22,445
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	70	60,361
Sr. Unsec’d. Notes	3.750	02/01/24	105	104,546
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32	33	25,584
Ventas Realty LP,
Gtd. Notes	4.125	01/15/26	127	124,519
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	20	19,219

				669,729

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Retail 0.3%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	4.500%	07/26/47	27	$22,340
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.750	04/18/29	38	35,816
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	5.875	12/16/36	8	8,989
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	18	17,863
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	4.700	06/15/32	60	59,411

				144,419

Semiconductors 0.8%

Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes	3.924	06/01/32	160	154,726
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.500	01/15/28	45	41,761
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	42	31,841
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	120	98,970
Sr. Unsec’d. Notes, 144A	4.000	04/15/29	25	23,176

				350,474

Software 0.2%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	63	45,890
Oracle Corp.,
Sr. Unsec’d. Notes	3.850	04/01/60	8	5,311
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	10	9,549
Sr. Unsec’d. Notes	3.700	04/01/29	20	18,759

				79,509

Telecommunications 0.9%

AT&T, Inc.,
Sr. Unsec’d. Notes	3.500	09/15/53	140	103,985
Sr. Unsec’d. Notes	4.300	02/15/30	70	67,319

See Notes to Financial Statements.

PGIM Fixed Income ETFs    125

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.500%	05/15/35	65	$61,023
T-Mobile USA, Inc.,
Sr. Unsec’d. Notes	2.050	02/15/28	61	52,988
Sr. Unsec’d. Notes	3.000	02/15/41	40	29,002
Sr. Unsec’d. Notes	3.875	04/15/30	30	27,730
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.016	12/03/29	37	35,495

				377,542

Transportation 0.1%

CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	33	36,964

TOTAL CORPORATE BONDS (cost $14,736,731)				12,675,201

MUNICIPAL BONDS 0.3%

Michigan 0.1%

University of Michigan,
Taxable, Revenue Bonds, Series B	3.504	04/01/52	35	29,883

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	10	13,001

New York 0.1%

New York State Dormitory Authority,
Taxable, Revenue Bonds, Series C	2.202	03/15/34	15	12,100

Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	10	9,676

				21,776

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	10	9,422

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511%	12/01/45	10	$10,950

Texas 0.1%
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A	4.087	11/01/51	20	18,069

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	25	17,150

TOTAL MUNICIPAL BONDS (cost $151,044)				120,251

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.6%
Bellemeade Re Ltd.,
Series 2021-02A, Class M1A, 144A, 30 Day Average
SOFR + 1.200% (Cap N/A, Floor 1.200%)	3.383(c)	06/25/31	122	120,524
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average
SOFR + 2.100% (Cap N/A, Floor 0.000%)	4.283(c)	10/25/33	50	48,493
Series 2022-DNA03, Class M1B, 144A, 30 Day
Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	5.083(c)	04/25/42	30	29,823
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	69	63,030

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $271,430)				261,870

SOVEREIGN BONDS 0.9%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	194,350
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	50	50,056
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	4.125	08/25/27	50	48,963
Romanian Government International Bond (Romania),
Unsec’d. Notes, 144A, MTN	6.000	05/25/34	86	82,022

See Notes to Financial Statements.

PGIM Fixed Income ETFs    127

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

SOVEREIGN BONDS (Continued)
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	5.100%	06/18/50	15	$15,228

TOTAL SOVEREIGN BONDS (cost $435,497)				390,619

U.S. GOVERNMENT AGENCY OBLIGATIONS 24.6%
Federal Home Loan Mortgage Corp.	1.500	04/01/51	447	366,303
Federal Home Loan Mortgage Corp.	2.000	02/01/51	939	809,031
Federal Home Loan Mortgage Corp.	2.000	07/01/51	503	433,719
Federal Home Loan Mortgage Corp.	2.000	05/01/52	494	425,999
Federal Home Loan Mortgage Corp.	2.500	04/01/51	731	654,329
Federal Home Loan Mortgage Corp.	3.000	04/01/52	246	227,665
Federal National Mortgage Assoc.	1.500	12/01/50	357	292,680
Federal National Mortgage Assoc.	2.000	TBA	250	230,449
Federal National Mortgage Assoc.	2.000	05/01/36	410	378,732
Federal National Mortgage Assoc.	2.000	05/01/51	238	205,220
Federal National Mortgage Assoc.	2.500	TBA	250	223,203
Federal National Mortgage Assoc.	2.500	TBA	250	236,484
Federal National Mortgage Assoc.(k)	2.500	04/01/51	1,400	1,253,475
Federal National Mortgage Assoc.	2.500	05/01/52	491	440,819
Federal National Mortgage Assoc.	3.000	02/01/52	482	446,665
Federal National Mortgage Assoc.	3.000	03/01/52	476	444,691
Federal National Mortgage Assoc.	3.000	05/01/52	487	456,398
Federal National Mortgage Assoc.	3.500	TBA	250	238,184
Federal National Mortgage Assoc.	3.500	06/01/47	373	360,272
Federal National Mortgage Assoc.	4.000	03/01/49	420	416,389
Federal National Mortgage Assoc.	4.000	05/01/52	252	246,249
Federal National Mortgage Assoc.	4.500	TBA	500	496,953
Federal National Mortgage Assoc.	4.500	05/01/52	327	324,994
Government National Mortgage Assoc.	2.000	03/20/51	442	392,662
Government National Mortgage Assoc.	3.000	01/20/51	641	603,819
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	15	12,444

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,417,366)				10,617,828

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Bonds	1.250	05/15/50	55	34,014
U.S. Treasury Bonds	1.750	08/15/41	21	15,609
U.S. Treasury Bonds	1.875	02/15/41	915	701,262
U.S. Treasury Bonds	2.000	11/15/41	895	695,303
U.S. Treasury Bonds	2.250	05/15/41	105	85,641

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Bonds	2.375%	02/15/42	1,170	$970,369
U.S. Treasury Bonds	2.500	02/15/46	395	325,628
U.S. Treasury Bonds	2.500	05/15/46	690	568,495
U.S. Treasury Bonds	2.875	05/15/52	120	110,662
U.S. Treasury Bonds	3.000	05/15/47	340	308,922
U.S. Treasury Bonds	3.000	02/15/48	30	27,487
U.S. Treasury Bonds	3.250	05/15/42	45	43,059
U.S. Treasury Notes	0.250	05/15/24	215	203,561
U.S. Treasury Notes	0.375	01/31/26	50	45,012
U.S. Treasury Notes(k)	0.750	03/31/26	460	417,989
U.S. Treasury Notes	1.250	11/30/26	1,115	1,020,225
U.S. Treasury Notes	1.250	12/31/26	2,360	2,156,450
U.S. Treasury Notes	1.250	09/30/28	5	4,423
U.S. Treasury Notes	2.250	11/15/25	40	38,494
U.S. Treasury Notes	2.750	08/15/32	260	250,900
U.S. Treasury Notes	3.125	08/31/27	100	99,117
U.S. Treasury Strips Coupon	2.221(s)	02/15/42	1,395	675,867
U.S. Treasury Strips Coupon	2.527(s)	08/15/44	305	133,545
U.S. Treasury Strips Coupon	2.542(s)	02/15/46	450	187,330
U.S. Treasury Strips Coupon	2.561(s)	11/15/45	80	33,628

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,608,735)				9,152,992

TOTAL LONG-TERM INVESTMENTS (cost $47,881,245)				42,772,814

			Shares

SHORT-TERM INVESTMENT 3.9%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $1,701,049)			1,701,049	1,701,049

TOTAL INVESTMENTS 103.0% (cost $49,582,294)				44,473,863
Liabilities in excess of other assets(z) (3.0)%				(1,288,265)

NET ASSETS 100.0%				$43,185,598

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    129

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
18	2 Year U.S. Treasury Notes	Dec. 2022	$3,749,907	$(8,627)
4	5 Year U.S. Treasury Notes	Dec. 2022	443,281	(1,562)
37	10 Year U.S. Treasury Notes	Dec. 2022	4,325,531	(20,831)
6	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	897,000	(860)

				(31,880)

Short Positions:
20	10 Year U.S. Ultra Treasury Notes	Dec. 2022	2,503,750	17,890
23	20 Year U.S. Treasury Bonds	Dec. 2022	3,124,406	17,296

				35,186

				$3,306

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	1,580	$(13,810)	$(8,440)	$5,370

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$320,561

J.P. Morgan Securities LLC	—	190,821

Total	$—	$511,382

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    131

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$279,784	$—
Collateralized Loan Obligations	—	4,357,730	—
Consumer Loans	—	179,391	—
Commercial Mortgage-Backed Securities	—	4,737,148	—
Corporate Bonds	—	12,675,201	—
Municipal Bonds	—	120,251	—
Residential Mortgage-Backed Securities	—	261,870	—
Sovereign Bonds	—	390,619	—
U.S. Government Agency Obligations	—	10,617,828	—
U.S. Treasury Obligations	—	9,152,992	—
Short-Term Investment
Unaffiliated Fund	1,701,049	—	—

Total	$1,701,049	$42,772,814	$—

Other Financial Instruments*
Assets
Futures Contracts	$35,186	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	5,370	—

Total	$35,186	$5,370	$—

Liabilities
Futures Contracts	$(31,880)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

U.S. Government Agency Obligations	24.6%
U.S. Treasury Obligations	21.2
Commercial Mortgage-Backed Securities	11.0
Collateralized Loan Obligations	10.1
Banks	7.6
Unaffiliated Fund	3.9
Electric	2.2

Pipelines	1.8%
Real Estate Investment Trusts (REITs)	1.6
Pharmaceuticals	1.5
Media	1.1
Oil & Gas	1.1
Commercial Services	1.1
Mining	1.0

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Industry Classification (continued):

Healthcare-Services	1.0%
Sovereign Bonds	0.9
Telecommunications	0.9
Auto Manufacturers	0.8
Semiconductors	0.8
Aerospace & Defense	0.8
Automobiles	0.7
Residential Mortgage-Backed Securities	0.6
Beverages	0.6
Insurance	0.5
Home Builders	0.5
Engineering & Construction	0.4
Agriculture	0.4
Consumer Loans	0.4
Building Materials	0.4
Foods	0.4
Retail	0.3
Chemicals	0.3
Municipal Bonds	0.3
Iron/Steel	0.3
Miscellaneous Manufacturing	0.2

Multi-National	0.2%
Machinery-Diversified	0.2
Software	0.2
Lodging	0.2
Gas	0.2
Entertainment	0.2
Airlines	0.1
Computers	0.1
Biotechnology	0.1
Diversified Financial Services	0.1
Transportation	0.1
Auto Parts & Equipment	0.0 *
Machinery-Construction & Mining	0.0 *

103.0
Liabilities in excess of other assets	(3.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$5,370*	—	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs    133

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$35,186*	Due from/to broker-variation margin futures	$31,880*

		$40,556		$31,880

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(865)
Interest rate contracts	(138,373)	—

Total	$(138,373)	$(865)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$5,370
Interest rate contracts	(13,780)	—

Total	$(13,780)	$5,370

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$8,441,786
Futures Contracts - Short Positions (1)	5,122,550
Credit Default Swap Agreements - Buy Protection (1)	316,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Statement of Assets & Liabilities

as of August 31, 2022

Assets

Unaffiliated investments (cost $49,582,294)	$44,473,863
Cash	64,629
Receivable for investments sold	954,704
Dividends and interest receivable	229,784
Due from broker—variation margin futures	2,750
Due from broker—variation margin swaps	803
Other assets	1,720

Total Assets	45,728,253

Liabilities

Payable for investments purchased	2,535,564
Management fee payable	7,087
Due to broker	4

Total Liabilities	2,542,655

Net Assets	$43,185,598

Net assets were comprised of:
Shares of beneficial interest, at par	$1,000
Paid-in capital in excess of par	49,494,853
Total distributable earnings (loss)	(6,310,255)

Net assets, August 31, 2022	$43,185,598

Net asset value, offering price and redemption price per share. ($43,185,598 ÷ 1,000,000 shares of common stock issued and outstanding)	$43.19

See Notes to Financial Statements.

PGIM Fixed Income ETFs    135

PGIM Active Aggregate Bond ETF

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income	$835,624
Unaffiliated dividend income	8,823
Affiliated dividend income	2,465

Total income	846,912

Expenses
Management fee	72,741
Miscellaneous	51

Total expenses	72,792

Net investment income (loss)	774,120

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(846,248)
Futures transactions	(138,373)
Swap agreement transactions	(865)

(985,486)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,566,032)
Futures	(13,780)
Swap agreements	5,370

(5,574,442)

Net gain (loss) on investment transactions	(6,559,928)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,785,808)

See Notes to Financial Statements.

PGIM Active Aggregate Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2022	April 12, 2021* through August 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$774,120	$ 137,837
Net realized gain (loss) on investment transactions	(985,486)	106,616
Net change in unrealized appreciation (depreciation) on investments	(5,574,442)	474,687

Net increase (decrease) in net assets resulting from operations	(5,785,808)	719,140

Dividends and Distributions
Distributions from distributable earnings	(1,113,234)	(130,353)

Fund share transactions
Net proceeds from shares sold (475,000 and 625,000 shares, respectively)	23,274,700	31,322,713
Cost of shares purchased (0 and 100,000 shares, respectively)	—	(5,101,560)

Net increase (decrease) in net assets from Fund share transactions	23,274,700	26,221,153

Total increase (decrease)	16,375,658	26,809,940

Net Assets:

Beginning of period	26,809,940	—

End of period	$43,185,598	$26,809,940

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    137

PGIM Active Aggregate Bond ETF

Financial Highlights

	Year Ended August 31, 2022	April 12, 2021(a) through August 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$51.07	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.95	0.25
Net realized and unrealized gain (loss) on investment	(7.27)	1.05
Total from investment operations	(6.32)	1.30
Less Dividends and Distributions:
Dividends from net investment income	(1.02)	(0.23)
Distributions from net realized gains	(0.54)	-
Total dividends and distributions	(1.56)	(0.23)
Net asset value, end of period	$43.19	$51.07
Total Return(c):	(12.62)%	2.59%

Ratios/Supplemental Data:
Net assets, end of period (000)	$43,186	$26,810
Average net assets (000)	$38,280	$27,915
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19%	0.19	%(e)
Net investment income (loss)	2.02%	1.28	%(e)
Portfolio turnover rate(f)	409%	337%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.1%

ASSET-BACKED SECURITIES 20.4%

Automobiles 0.1%

Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630%	06/25/26		100	$91,182

Collateralized Loan Obligations 19.8%

AlbaCore Euro CLO (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.600(c)	07/15/35	EUR	500	496,548
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	3.867(c)	04/20/35		500	485,801
Atlas Senior Loan Fund (Cayman Islands),
Series 2019-14A, Class AR, 144A	0.000(cc)	07/20/32		500	486,857
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	5.100(c)	07/15/30		500	500,000
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	3.892(c)	10/21/34		500	488,524
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	2.219(c)	04/18/35		250	242,761
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	3.720(c)	10/20/31		250	246,004
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	3.522(c)	10/15/33		250	245,851
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	3.953(c)	01/25/35		1,000	980,380
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.933(c)	04/24/34		1,000	981,257
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-03A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.710(c)	07/20/29		153	151,838
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%) (original cost $990,500; purchased 03/18/22)(f)	3.612(c)	04/15/32		1,000	983,529

See Notes to Financial Statements.

PGIM Fixed Income ETFs    139

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.812%(c)	04/30/31		250	$247,738
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	3.710(c)	04/17/31		249	244,886
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	3.878(c)	01/25/33		500	490,653
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	3.869(c)	01/22/31		750	739,515
Cordatus CLO PLC (Ireland),
Series 23A, Class B1, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.300(c)	04/25/36	EUR	250	241,855
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	3.817(c)	04/20/35		250	243,078
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.860(c)	01/17/34		500	488,243
Elevation CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	3.993(c)	01/25/35		500	486,302
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	3.800(c)	04/20/32		250	246,694
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	3.522(c)	04/15/31		250	247,348
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	04/20/34		300	292,500
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.813(c)	04/25/31		249	245,807
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	4.110(c)	01/16/33		250	247,707

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.692%(c)	01/15/31		250	$247,177
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	3.880(c)	07/20/34		500	488,030
Madison Park Euro Funding (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.800(c)	07/15/32	EUR	250	245,188
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	2.883(c)	09/01/31		750	742,952
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	2.096(c)	01/15/33		250	246,575
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	3.618(c)	07/18/31		500	495,860
OZLM Ltd. (Cayman Islands),
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.532(c)	04/15/31		250	245,934
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A2R4, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.684(c)	05/21/34		465	449,729
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.840(c)	07/16/31		500	492,170
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.692(c)	10/15/34		500	486,752
Regatta Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.860(c)	01/20/35		750	733,954
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	4.328(c)	07/20/33		750	743,280
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	4.030(c)	10/20/32		1,000	988,030

See Notes to Financial Statements.

PGIM Fixed Income ETFs    141

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	3.757%(c)	10/20/32		250	$245,724
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	3.813(c)	10/25/28		64	63,741
Trinitas Euro CLO (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.750(c)	04/15/35	EUR	500	496,912
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)	4.854(c)	07/20/31		500	495,354
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)	3.752(c)	04/15/34		250	243,795

					18,902,833

Consumer Loans 0.5%

Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		150	145,397
Oportun Funding XIV LLC,
Series 2021-A, Class C, 144A	3.440	03/08/28		100	92,227
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		200	199,505
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		100	92,424

					529,553

TOTAL ASSET-BACKED SECURITIES (cost $19,926,771)					19,523,568

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.8%
BANK,
Series 2021-BN35, Class A4	2.031	06/15/64		500	414,449
Series 2021-BN38, Class A4	2.275	12/15/64		250	209,636
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.736(cc)	02/15/50		8,410	198,784

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class XB	1.100%(cc)	04/15/53	1,019	$63,360
Series 2022-C14, Class A4	2.692	02/15/55	200	173,648
Series 2022-C15, Class A5	3.662(cc)	04/15/55	250	234,347
Benchmark Mortgage Trust,
Series 2020-B19, Class A1	0.628	09/15/53	437	414,660
Series 2020-B21, Class A5	1.978	12/17/53	825	684,500
Series 2021-B31, Class A4	2.420	12/15/54	500	424,403
BMO Mortgage Trust,
Series 2022-C01, Class A5	3.374(cc)	02/15/55	200	182,692
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.391(c)	10/15/36	255	246,873
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	5.041(c)	10/15/36	340	325,182
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)	5.211(c)	12/15/38	150	140,625
BXP Trust,
Series 2021-601L, Class A, 144A	2.618	01/15/44	250	202,007
Citigroup Commercial Mortgage Trust,
Series 2019-GC43, Class A3	2.782	11/10/52	500	449,124
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	5.041(c)	05/15/36	900	868,499
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	250	234,036
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)	5.941(c)	10/15/36	180	171,076
GS Mortgage Securities Trust,
Series 2021-GSA03, Class A4	2.369	12/15/54	200	167,435
Series 2021-GSA03, Class XB, IO	0.747(cc)	12/15/54	2,000	101,480
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)	5.781(c)	06/15/38	150	141,260
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month LIBOR + 2.601% (Cap N/A, Floor 2.601%)	4.992(c)	04/15/38	369	350,618
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.341(c)	01/15/36	600	578,224

See Notes to Financial Statements.

PGIM Fixed Income ETFs    143

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

One New York Plaza Trust, (cont’d.)
Series 2020-01NYP, Class AJ, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.641%(c)	01/15/36	310	$300,035
Series 2020-01NYP, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.891(c)	01/15/36	175	165,852

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,033,115)				7,442,805

CORPORATE BONDS 37.5%

Aerospace & Defense 0.4%

Boeing Co. (The),
Sr. Unsec’d. Notes	3.900	05/01/49	275	199,000
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	75	71,475
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	175	145,594

				416,069

Agriculture 0.6%

Altria Group, Inc.,
Gtd. Notes	2.450	02/04/32	370	279,590
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	180	171,175
Gtd. Notes, 144A	3.950	06/15/25	160	156,560

				607,325

Airlines 0.2%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	220	224,502

Apparel 0.0%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	50	42,785

Auto Manufacturers 1.1%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	50	37,536
Sr. Unsec’d. Notes	6.100	08/19/32	330	321,809

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.271%	01/09/27	200	$183,602
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	230	219,813
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.000	04/09/27	275	271,125

				1,033,885

Banks 11.1%

Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	190	159,349
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	1,970	1,635,586
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	630	552,540
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	40	34,739
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	1,490	1,263,947
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33	270	257,981
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.773(ff)	03/28/25	220	214,197
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.311(ff)	11/16/27	470	400,789
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	55	47,178
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	1,110	1,061,001
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	190	166,542
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	1,840	1,593,572
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	785	679,662
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	680	579,987
Sr. Unsec’d. Notes, MTN	4.889(ff)	07/20/33	40	39,828
Sub. Notes, GMTN	4.350	09/08/26	290	286,672
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.797(ff)	01/19/28	400	352,454
State Street Corp.,
Sr. Unsec’d. Notes	4.164(ff)	08/04/33	290	280,241

See Notes to Financial Statements.

PGIM Fixed Income ETFs    145

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%	3.867%(c)	05/12/26	200	$200,456
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	395	346,365
Sr. Unsec’d. Notes, MTN	4.808(ff)	07/25/28	450	447,618

				10,600,704

Beverages 0.2%

Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000	01/17/43	185	155,244
Gtd. Notes	4.625	02/01/44	60	54,777

				210,021

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	4.875	03/01/53	130	126,133

Building Materials 1.1%

Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/29	270	235,677
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	48	44,408
Masco Corp.,
Sr. Unsec’d. Notes	3.500	11/15/27	350	326,135
Owens Corning,
Sr. Unsec’d. Notes	3.875	06/01/30	270	245,868
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	100	90,653
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	75	59,578

				1,002,319

Chemicals 0.6%

CF Industries, Inc.,
Gtd. Notes	5.150	03/15/34	195	188,140
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	50	46,122

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

LYB International Finance BV,
Gtd. Notes	5.250%	07/15/43		140	$132,032
RPM International, Inc.,
Sr. Unsec’d. Notes	2.950	01/15/32		30	24,420
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24		200	199,300

					590,014

Commercial Services 0.9%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		75	70,211
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26		250	236,161
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27		100	94,500
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29		75	65,628
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	252	195,581
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750	05/20/32		45	45,166
Thomas Jefferson University,
Sec’d. Notes	3.847	11/01/57		25	20,509
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		50	41,894
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122		80	67,576

					837,226

Distribution/Wholesale 0.2%

Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A	4.650	04/20/32		200	185,271
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		50	42,256

					227,527

See Notes to Financial Statements.

PGIM Fixed Income ETFs    147

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 0.7%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875%	05/01/24	250	$248,872
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	180	139,697
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	25	20,292
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	50	48,702
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	205,850

				663,413

Electric 1.3%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	75	61,642
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	50	42,167
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	200	179,600
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23	200	193,912
NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	50	41,336
Gtd. Notes, 144A	3.875	02/15/32	50	39,532
Pacific Gas & Electric Co.,
First Mortgage	3.500	08/01/50	150	99,632
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.224	03/15/32	220	203,350
Sempra Energy,
Jr. Sub. Notes	4.125(ff)	04/01/52	180	152,298
Southern California Edison Co.,
First Mortgage	3.450	02/01/52	45	34,527
Southern Co. (The),
Jr. Sub. Notes	5.113	08/01/27	60	60,017
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	25	23,250

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375%	05/01/29		50	$43,571
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.600	06/01/32		50	49,594

					1,224,428

Electronics 0.1%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25		50	47,813

Engineering & Construction 0.2%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	188,000

Entertainment 0.6%

Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A	5.750	07/01/25		50	49,130
Magallanes, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		145	118,495
Gtd. Notes, 144A	5.141	03/15/52		195	156,993
Gtd. Notes, 144A	5.391	03/15/62		25	20,104
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		50	40,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750	04/15/25		150	149,576

					534,798

Foods 0.8%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		50	41,086
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		50	44,633
Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	218	165,676
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		50	47,707

See Notes to Financial Statements.

PGIM Fixed Income ETFs    149

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.125%	02/01/28		70	$69,691
Gtd. Notes, 144A	6.500	04/15/29		29	30,037
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		75	67,554
Gtd. Notes, 144A	4.375	01/31/32		25	22,208
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	200	190,518
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32		50	40,632
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		75	63,769

					783,511

Gas 0.1%

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.050	05/15/52		110	107,575

Healthcare-Products 0.2%

Avantor Funding, Inc.,
Gtd. Notes	3.875	07/15/28	EUR	192	176,066
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		25	21,168
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		25	21,014

					218,248

Healthcare-Services 1.1%

DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30		200	160,369
Inova Health System Foundation,
Unsec’d. Notes	4.068	05/15/52		250	227,015
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		75	65,199
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52		220	215,548
Presbyterian Healthcare Services,
Unsec’d. Notes	4.875	08/01/52		150	153,124

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Queen’s Health Systems (The),
Sec’d. Notes	4.810%	07/01/52	90	$90,852
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	50	45,843
Sr. Sec’d. Notes, 144A	6.125	06/15/30	75	72,022

				1,029,972

Home Builders 0.4%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	50	39,264
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	75	64,899
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	125	96,250
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	50	49,022
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	50	43,125
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	50	42,533
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	50	40,345

				375,438

Housewares 0.0%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	50	37,808

Insurance 0.8%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	4.400	04/05/52	150	123,337
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	175	152,015
Sr. Unsec’d. Notes, 144A	5.625	08/16/32	200	196,149

See Notes to Financial Statements.

PGIM Fixed Income ETFs    151

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569%	02/01/29	245	$238,466
Gtd. Notes, 144A	5.500	06/15/52	75	73,113

				783,080

Internet 0.3%

NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	250	246,594

Iron/Steel 0.2%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	180	160,420

Lodging 0.1%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	5.750	05/01/28	50	48,904
MGM Resorts International,
Gtd. Notes	4.750	10/15/28	75	65,955

				114,859

Machinery-Diversified 0.2%

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950	09/15/28	215	209,000

Media 1.6%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	50	40,544
Sr. Unsec’d. Notes, 144A	4.000	03/01/23	175	174,813
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	25	19,032
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	100	79,097
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	615	417,156
CSC Holdings LLC,
Gtd. Notes, 144A	6.500	02/01/29	400	368,045
Sr. Unsec’d. Notes	5.875	09/15/22	50	50,000

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A	5.375%	08/15/26		200	$38,024
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29		50	29,613
Paramount Global,
Sr. Unsec’d. Notes	4.375	03/15/43		140	104,928
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	206	199,999

					1,521,251

Mining 0.9%

Freeport-McMoRan, Inc.,
Gtd. Notes	5.400	11/14/34		210	198,751
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.750	05/15/25		200	200,730
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27		230	222,985
Newmont Corp.,
Gtd. Notes	2.250	10/01/30		250	205,451
Gtd. Notes	2.600	07/15/32		40	32,701

					860,618

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26		220	197,599

Oil & Gas 2.3%

Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000	07/15/26		200	178,042
Gtd. Notes, 144A	3.100	07/15/31		200	167,771
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52		150	115,489
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29		50	47,806

See Notes to Financial Statements.

PGIM Fixed Income ETFs    153

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Continental Resources, Inc.,
Gtd. Notes	4.500%	04/15/23		250	$249,975
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.875	06/15/28		145	147,739
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30		30	27,806
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		75	74,119
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24		30	28,856
Sr. Sec’d. Notes, 144A	4.875	03/30/26		90	83,025
Sr. Sec’d. Notes, 144A	5.375	03/30/28		40	35,900
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31		100	84,557
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		25	23,062
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		25	22,484
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	100	79,391
Gtd. Notes	5.350	02/12/28		100	81,260
Gtd. Notes	6.500	03/13/27		200	176,160
Gtd. Notes	6.500	01/23/29		100	82,790
Gtd. Notes, EMTN	4.875	02/21/28	EUR	130	108,435
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	2.150	01/15/31		190	156,407
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		200	195,915

					2,166,989

Packaging & Containers 0.5%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32		215	187,232
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24		50	49,020

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375%	10/15/28		50	$44,056
Verallia SA (France),
Gtd. Notes	1.625	05/14/28	EUR	200	174,149

					454,457

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		405	357,162
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	6.250	02/15/29		50	18,750
Cigna Corp.,
Sr. Unsec’d. Notes	3.200	03/15/40		360	283,372
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40		195	139,946
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.900	12/10/61		190	132,046
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26		340	323,691
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40		190	131,900

					1,386,867

Pipelines 2.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26		150	152,760
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		85	77,656
Sr. Unsec’d. Notes	5.400	10/01/47		430	382,692
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27		25	24,749
Sr. Unsec’d. Notes, 144A	7.500	06/01/30		25	24,827
Kinder Morgan, Inc.,
Gtd. Notes	5.450	08/01/52		210	204,011
MPLX LP,
Sr. Unsec’d. Notes	4.950	03/14/52		80	70,452

See Notes to Financial Statements.

PGIM Fixed Income ETFs    155

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	5.200%	03/01/47	155	$140,657
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49	230	183,333
Gtd. Notes	5.200	07/15/48	100	89,832
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	5.150	06/01/42	90	75,285
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	75	64,423
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	60	53,940
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	2.600	03/15/31	325	271,422
Sr. Unsec’d. Notes	5.300	08/15/52	225	219,325

				2,035,364

Real Estate 0.1%

Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	30	29,722
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375	02/01/31	50	40,027

				69,749

Real Estate Investment Trusts (REITs) 2.6%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	215	191,294
Corporate Office Properties LP,
Gtd. Notes	2.750	04/15/31	175	137,650
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	75	51,452
Extra Space Storage LP,
Gtd. Notes	3.900	04/01/29	205	190,562
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	85	68,799
Kimco Realty Corp.,
Sr. Unsec’d. Notes	4.600	02/01/33	135	130,535

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000%	10/15/27		175	$158,158
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32		205	158,929
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28		235	198,590
Gtd. Notes	4.200	04/15/32		120	107,216
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		775	767,810
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28		90	86,485
Welltower, Inc.,
Sr. Unsec’d. Notes	4.250	04/15/28		260	252,929

					2,500,409

Retail 0.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.500	02/15/29		25	21,437
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	231	216,322
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		50	34,710
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	4.700	06/15/32		125	123,773
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		75	72,898
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		50	44,213

					513,353

Semiconductors 0.3%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		315	238,809

See Notes to Financial Statements.

PGIM Fixed Income ETFs    157

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 1.3%

AT&T, Inc.,
Sr. Unsec’d. Notes	3.550%	09/15/55	415	$303,215
T-Mobile USA, Inc.,
Sr. Unsec’d. Notes	2.550	02/15/31	685	570,688
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.016	12/03/29	355	340,557

				1,214,460

Transportation 0.0%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.450	01/15/53	20	19,344

TOTAL CORPORATE BONDS (cost $40,048,143)				35,822,736

MUNICIPAL BONDS 0.2%

Michigan 0.1%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	45	36,729
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	100	89,306

				126,035

Minnesota 0.1%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	95	89,767

TOTAL MUNICIPAL BONDS (cost $240,000)				215,802

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.5%

Bellemeade Re Ltd., Series 2019-02A, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 3.100%)	5.544(c)	04/25/29	200	196,611
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A	6.170	09/25/62	100	99,823

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Connecticut Avenue Securities Trust, Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	8.433%(c)	03/25/42		15	$15,432
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	7.433(c)	03/25/42		20	19,900
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	5.083(c)	04/25/42		110	109,351

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $446,556)					441,117

SOVEREIGN BONDS 0.9%

Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333	02/15/28		120	117,135
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		150	136,481
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	150	135,886
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	100	74,367
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	1.750	07/13/30	EUR	160	115,449
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	300	260,409
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/26(d)		100	20,250

TOTAL SOVEREIGN BONDS (cost $1,113,770)					859,977

U.S. GOVERNMENT AGENCY OBLIGATIONS 10.6%

Federal Home Loan Mortgage Corp.	2.500	03/01/51		624	559,153
Federal Home Loan Mortgage Corp.	3.000	01/01/52		494	457,741
Federal Home Loan Mortgage Corp.	3.000	02/01/52		487	451,286
Federal National Mortgage Assoc.	2.000	11/01/50		443	383,035
Federal National Mortgage Assoc.	2.000	08/01/51		250	214,887

See Notes to Financial Statements.

PGIM Fixed Income ETFs    159

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc.	2.000%	11/01/51	275	$237,014
Federal National Mortgage Assoc.	2.500	TBA	500	446,223
Federal National Mortgage Assoc.	3.000	12/01/51	490	453,953
Federal National Mortgage Assoc.	3.000	03/01/52	488	452,589
Federal National Mortgage Assoc.	3.500	02/01/52	971	926,412
Federal National Mortgage Assoc.	4.000	TBA	1,000	976,016
Federal National Mortgage Assoc.	4.000	05/01/52	1,229	1,201,254
Federal National Mortgage Assoc.	4.500	TBA	1,500	1,488,809
Federal National Mortgage Assoc.	4.500	06/01/52	491	489,079
Federal National Mortgage Assoc.	5.000	06/01/52	247	249,410
Federal National Mortgage Assoc.	5.000	07/01/52	501	506,031
Government National Mortgage Assoc.	3.000	08/20/51	720	679,067

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,308,296)				10,171,959

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Bonds	1.250	05/15/50	280	173,163
U.S. Treasury Bonds	2.000	11/15/41	2,830	2,198,556
U.S. Treasury Bonds	2.375	02/15/42	4,335	3,595,341
U.S. Treasury Bonds	2.375	05/15/51	510	420,033
U.S. Treasury Bonds	2.500	05/15/46	1,540	1,268,816
U.S. Treasury Bonds	2.875	05/15/52	260	239,769
U.S. Treasury Notes	0.375	01/31/26	2,415	2,174,066
U.S. Treasury Notes	0.750	03/31/26	6,615	6,010,864
U.S. Treasury Notes(k)	1.250	11/30/26	160	146,400
U.S. Treasury Notes(k)	1.250	12/31/26	2,620	2,394,025
U.S. Treasury Notes	2.625	07/31/29	460	441,025
U.S. Treasury Notes	2.750	08/15/32	240	231,600
U.S. Treasury Strips Coupon(k)	2.438(s)	11/15/41	1,880	921,934

TOTAL U.S. TREASURY OBLIGATIONS (cost $22,107,139)				20,215,592

TOTAL LONG-TERM INVESTMENTS (cost $102,223,790)				94,693,556

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Shares	Value

SHORT-TERM INVESTMENT 3.9%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $3,717,068)	3,717,068	$3,717,068

TOTAL INVESTMENTS 103.0%
(cost $105,940,858)		98,410,624
Liabilities in excess of other assets(z) (3.0)%		(2,871,199)

NET ASSETS 100.0%		$95,539,425

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $990,500. The aggregate value of $983,529 is 1.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
80	2 Year U.S. Treasury Notes	Dec. 2022	$16,666,250	$(35,090)
26	5 Year U.S. Treasury Notes	Dec. 2022	2,881,328	(10,015)
41	10 Year U.S. Treasury Notes	Dec. 2022	4,793,156	(26,414)
19	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	2,840,500	(17,258)

				(88,777)

See Notes to Financial Statements.

PGIM Fixed Income ETFs    161

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Futures contracts outstanding at August 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
5	5 Year Euro-Bobl	Sep. 2022	$615,400	$11,705
4	10 Year Euro-Bund	Sep. 2022	591,880	16,284
4	20 Year U.S. Treasury Bonds	Dec. 2022	543,375	2,872
1	Euro Schatz Index	Sep. 2022	108,610	789

				31,650

				$(57,127)

Forward foreign currency exchange contracts outstanding at August 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound, Expiring 09/02/22	Morgan Stanley & Co. International PLC	GBP	535	$632,541	$621,847	$—	$(10,694)
Euro, Expiring 09/02/22	BNP Paribas S.A.	EUR	3,014	3,006,004	3,029,337	23,333	—

				$3,638,545	$3,651,184	23,333	(10,694)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound, Expiring 09/02/22	The Toronto-Dominion Bank	GBP	535	$646,611	$621,847	$24,764	$—
Expiring 10/04/22	Morgan Stanley & Co. International PLC	GBP	535	632,918	622,268	10,650	—
Euro, Expiring 09/02/22	BNP Paribas S.A.	EUR	2,944	3,021,148	2,958,658	62,490	—
Expiring 09/02/22	The Toronto-Dominion Bank	EUR	70	71,542	70,678	864	—
Expiring 10/04/22	BNP Paribas S.A.	EUR	3,014	3,012,555	3,036,341	—	(23,786)
Expiring 10/04/22	Morgan Stanley & Co. International PLC	EUR	132	133,133	133,086	47	—

				$7,517,907	$7,442,878	98,815	(23,786)

						$122,148	$(34,480)

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.37.V2	12/20/26	5.000	%(Q)	1,733	4.973%	$89,331	$19,196	$(70,135)
CDX.NA.HY.38.V2	06/20/27	5.000	%(Q)	1,238	5.325%	(32,148)	(2,616)	29,532

						$57,183	$16,580	$(40,603)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    163

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Interest rate swap agreements outstanding at August 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP 140	05/08/27	1.050%(A)	1 Day SONIA(1)(A)	$(1,406)	$16,360	$17,766
GBP 120	05/08/32	1.150%(A)	1 Day SONIA(1)(A)	7,557	21,185	13,628

				$6,151	$37,545	$31,394

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$434,486
J.P. Morgan Securities LLC	—	611,499

Total	$—	$1,045,985

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$91,182	$—
Collateralized Loan Obligations	—	18,902,833	—
Consumer Loans	—	529,553	—
Commercial Mortgage-Backed Securities	—	7,442,805	—
Corporate Bonds.	—	35,822,736	—
Municipal Bonds.	—	215,802	—

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Residential Mortgage-Backed Securities	$—	$441,117	$—
Sovereign Bonds	—	859,977	—
U.S. Government Agency Obligations	—	10,171,959	—
U.S. Treasury Obligations	—	20,215,592	—
Short-Term Investment
Unaffiliated Fund	3,717,068	—	—

Total	$3,717,068	$94,693,556	$—

Other Financial Instruments*
Assets
Futures Contracts	$31,650	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	122,148	—
Centrally Cleared Credit Default Swap Agreement	—	29,532	—
Centrally Cleared Interest Rate Swap Agreements	—	31,394	—

Total	$31,650	$183,074	$—

Liabilities
Futures Contracts	$(88,777)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(34,480)	—
Centrally Cleared Credit Default Swap Agreement	—	(70,135)	—

Total	$(88,777)	$(104,615)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

U.S. Treasury Obligations	21.2%
Collateralized Loan Obligations	19.8
Banks	11.1
U.S. Government Agency Obligations	10.6
Commercial Mortgage-Backed Securities	7.8
Unaffiliated Fund	3.9
Real Estate Investment Trusts (REITs)	2.6
Oil & Gas	2.3

Pipelines	2.1%
Media	1.6
Pharmaceuticals	1.5
Electric	1.3
Telecommunications	1.3
Auto Manufacturers	1.1
Healthcare-Services	1.1
Building Materials	1.1

See Notes to Financial Statements.

PGIM Fixed Income ETFs    165

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

Industry Classification (continued):

Mining	0.9%
Sovereign Bonds	0.9
Commercial Services	0.9
Foods	0.8
Insurance	0.8
Diversified Financial Services	0.7
Agriculture	0.6
Chemicals	0.6
Entertainment	0.6
Consumer Loans	0.5
Retail	0.5
Packaging & Containers	0.5
Residential Mortgage-Backed Securities	0.5
Aerospace & Defense	0.4
Home Builders	0.4
Internet	0.3
Semiconductors	0.3
Distribution/Wholesale	0.2
Airlines	0.2
Healthcare-Products	0.2
Municipal Bonds	0.2
Beverages	0.2

Machinery-Diversified	0.2%
Office/Business Equipment	0.2
Engineering & Construction	0.2
Iron/Steel	0.2
Biotechnology	0.1
Lodging	0.1
Gas	0.1
Automobiles	0.1
Real Estate	0.1
Electronics	0.1
Apparel	0.0	*
Housewares	0.0	*
Transportation	0.0	*

	103.0
Liabilities in excess of other assets	(3.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$29,532*	Due from/to broker-variation margin swaps	$70,135*

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$122,148		Unrealized depreciation on OTC forward foreign currency exchange contracts	$34,480
Interest rate contracts	Due from/to broker-variation margin futures	31,650	*	Due from/to broker-variation margin futures	88,777	*
Interest rate contracts	Due from/to broker-variation margin swaps	31,394	*	—	—

		$214,724			$193,392

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(37,962)
Foreign exchange contracts	—	179,292	—
Interest rate contracts	(1,400,050)	—	(8,086)

Total	$(1,400,050)	$179,292	$(46,048)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(40,603)
Foreign exchange contracts	—	87,668	—
Interest rate contracts	(57,127)	—	31,394

Total	$(57,127)	$87,668	$(9,209)

See Notes to Financial Statements.

PGIM Fixed Income ETFs    167

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2022

For the period ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$28,922,429
Futures Contracts - Short Positions (1)	8,218,084
Forward Foreign Currency Exchange Contracts - Purchased (2)	4,635,497
Forward Foreign Currency Exchange Contracts - Sold (2)	9,311,721
Interest Rate Swap Agreements (1)	408,739
Credit Default Swap Agreements - Sell Protection (1)	2,985,000

*	Average volume is based on average quarter end balances as noted for the period ended August 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$85,823	$(23,786)	$62,037	$—	$62,037
Morgan Stanley & Co. International PLC	10,697	(10,694)	3	—	3
The Toronto-Dominion Bank	25,628	—	25,628	—	25,628

	$122,148	$(34,480)	$87,668	$—	$87,668

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statement of Assets & Liabilities

as of August 31, 2022

Assets
Unaffiliated investments (cost $105,940,858)	$98,410,624
Foreign currency, at value (cost $23)	23
Receivable for investments sold	7,354,433
Dividends and interest receivable	671,335
Unrealized appreciation on OTC forward foreign currency exchange contracts	122,148
Tax reclaim receivable	2,608
Other assets	520

Total Assets	106,561,691

Liabilities
Payable for investments purchased	10,928,661
Management fee payable	40,163
Unrealized depreciation on OTC forward foreign currency exchange contracts	34,480
Due to broker—variation margin futures	13,483
Other liabilities	2,937
Due to broker—variation margin swaps	2,542

Total Liabilities	11,022,266

Net Assets	$95,539,425

Net assets were comprised of:
Common stock, at par	$2,225
Paid-in capital in excess of par	105,630,514
Total distributable earnings (loss)	(10,093,314)

Net assets, August 31, 2022	$95,539,425

Net asset value, offering price and redemption price per share
($95,539,425 ÷ 2,225,000 shares of common stock issued and outstanding)	$42.94

See Notes to Financial Statements.

PGIM Fixed Income ETFs    169

PGIM Total Return Bond ETF

Statement of Operations

For the Period December 02, 2021* through August 31, 2022

Net Investment Income (Loss)
Income
Interest income (net of $667 foreign withholding tax)	$1,492,078
Unaffiliated dividend income	30,861
Affiliated dividend income	444

Total income	1,523,383

Expenses
Management fee	246,470

Net investment income (loss)	1,276,913

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,597,613)
Futures transactions	(1,400,050)
Forward currency contract transactions	179,292
Swap agreement transactions	(46,048)
Foreign currency transactions	151,516

(2,712,903)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,530,234)
Futures	(57,127)
Forward currency contracts	87,668
Swap agreements	(9,209)
Foreign currencies	(1,639)

(7,510,541)

Net gain (loss) on investment and foreign currency transactions	(10,223,444)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(8,946,531)

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statement of Changes in Net Assets

December 02, 2021* through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,276,913
Net realized gain (loss) on investment and foreign currency transactions	(2,712,903)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,510,541)

Net increase (decrease) in net assets resulting from operations	(8,946,531)

Dividends and Distributions
Distributions from distributable earnings	(1,146,783)

Fund share transactions
Net proceeds from shares sold (2,225,000 shares)	105,632,739

Total increase (decrease)	95,539,425

Net Assets:
Beginning of period	—

End of period	$95,539,425

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    171

PGIM Total Return Bond ETF

Financial Highlights

December 02, 2021(a) through August 31, 2022
Per Share Operating Performance(b) :
Net Asset Value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.86
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.23)
Total from investment operations	(6.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.69)
Net asset value, end of period	$42.94
Total Return(c) :	(12.81)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$95,539
Average net assets (000)	$67,327
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.49%(e)
Expenses before waivers and/or expense reimbursement	0.49%(e)
Net investment income (loss)	2.54%(e)
Portfolio turnover rate(f)	150%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.4%

ASSET-BACKED SECURITIES 2.4%

Collateralized Loan Obligations
Carlyle US CLO Ltd. (Cayman Islands), Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	3.878%(c)	01/25/33	250	$245,327
MidOcean Credit CLO (Cayman Islands), Series 2017-07A, Class A1R, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	3.552(c)	07/15/29	325	321,269
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-01A, Class A2R4, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.684(c)	05/21/34	250	241,790

TOTAL ASSET-BACKED SECURITIES (cost $805,567)				808,386

BANK LOANS 87.8%

Advertising 0.2%
Terrier Media Buyer, Inc., 2021 Refinancing Term B Loans, 1 Month LIBOR + 3.500%	6.024(c)	12/17/26	85	82,100

Aerospace & Defense 2.0%
Cobham Ultra U.S. Co-Borrower LLC, Facility B Loan, 3 Month LIBOR + 3.750%	7.063(c)	12/24/28	250	242,344
Dynasty Acquisition Co., Inc., 2020 Specified Refinancing Term B-1 Facility, 1 Month LIBOR + 3.500%	6.024(c)	04/06/26	97	93,785
2020 Specified Refinancing Term B-2 Facility, 1 Month LIBOR + 3.500%	6.024(c)	04/06/26	52	50,422
Spirit AeroSystems, Inc., Term Loan B, 1 Month LIBOR + 3.750%	6.274(c)	01/15/25	200	198,063
TransDigm, Inc., Tranche F Refinancing Term Loan, 1 Month LIBOR + 2.250%	4.774(c)	12/09/25	100	97,140

				681,754

Airlines 3.3%
Air Canada (Canada), Term Loan, 3 Month LIBOR + 3.500%	6.421(c)	08/11/28	150	144,804

See Notes to Financial Statements.

PGIM Fixed Income ETFs    173

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Airlines (cont’d.)
American Airlines, Inc., 2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%	4.391%(c)	12/15/23	250	$246,771
Initial Term Loan, 3 Month LIBOR + 4.750%	7.460(c)	04/20/28	300	295,125
Delta Air Lines, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%	6.460(c)	10/20/27	125	126,484
Mileage Plus Holdings LLC, Initial Term Loan, 3 Month LIBOR + 5.250%	7.313(c)	06/21/27	200	202,700
United Airlines, Inc., Class B Term Loan, 3 Month LIBOR + 3.750%	6.533(c)	04/21/28	100	96,629

				1,112,513

Apparel 0.4%
Calceus Acquisition, Inc., Term Loan, 1 Month LIBOR + 5.500%	8.024(c)	02/12/25	75	66,844
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan, 3 Month LIBOR + 3.250%^	6.056(c)	11/24/28	75	73,316

				140,160

Auto Manufacturers 0.2%
American Trailer World Corp., First Lien Initial Term Loan, 1 Month SOFR + 3.850%	6.305(c)	03/03/28	75	69,630

Auto Parts & Equipment 1.3%
Autokiniton U.S. Holdings, Inc., Closing Date Term B Loan, 1 Month LIBOR + 4.500%	6.873(c)	04/06/28	100	96,535
Dexko Global, Inc., First Lien Closing Date Dollar Term Loan, 3 Month LIBOR + 3.750%	6.000(c)	10/04/28	150	142,798
First Brands Group LLC, First Lien 2021 Term Loan, 6 Month SOFR + 5.000%	8.368(c)	03/30/27	50	48,081
Holley, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%	6.711(c)	11/17/28	50	46,851
Truck Hero, Inc., Initial Term Loan, 1 Month LIBOR + 3.500%	6.024(c)	01/31/28	100	90,533

				424,798

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Beverages 1.2%
Arctic Glacier USA, Inc., Specified Refinancing Term Loan, 3 Month LIBOR + 3.500%	5.750%(c)	03/20/24	100	$89,175
City Brewing Co. LLC, First Lien Closing Date Term Loan, 1 Month LIBOR + 3.500%	5.873(c)	04/05/28	200	173,448
Pegasus Bidco BV (Netherlands), Facility Term loan B2, 3 Month SOFR + 4.250%	6.962(c)	07/12/29	150	145,313

				407,936

Building Materials 1.1%
Cornerstone Building Brands, Inc., Term Loan, 1 Month SOFR + 5.625%	7.882(c)	08/01/28	75	70,313
Hunter Douglas, Inc. (Netherlands), Tranche B-1 Term Loan, 3 Month SOFR + 3.500%	6.340(c)	02/26/29	125	108,937
PHRG Intermediate LLC, Initial Term Loans, 1 Month LIBOR + 6.000%^	8.368(c)	12/16/26	99	96,891
Smyrna Ready Mix Concrete LLC, Initial Term Loan, 1 Month SOFR + 4.250%^	6.805(c)	04/02/29	100	97,250

				373,391

Chemicals 3.9%
Albaugh LLC, Term Loan B, 1 - 3 Month LIBOR + 3.750%	6.203(c)	04/06/29	125	123,337
Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan, 3 Month LIBOR + 4.750%	7.000(c)	08/27/26	200	198,937
DuBois Chemicals Group, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.500%^	7.024(c)	09/30/26	200	193,378
Geon Performance Solutions LLC, Initial Term Loans, 1 Month LIBOR + 4.500%	7.024(c)	08/18/28	75	73,502
Ineos U.S. Petrochem LLC, 2026 Tranche B Dollar Term Loan, 1 Month LIBOR + 2.750%	5.274(c)	01/29/26	50	48,586
Iris Holdings Ltd., Initial Term Loan, 1 - 3 Month SOFR + 4.750%	6.859(c)	06/28/28	75	71,031

See Notes to Financial Statements.

PGIM Fixed Income ETFs    175

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Chemicals (cont’d.)
LSF11 A5 HoldCo., LLC, Term Loan, 1 Month SOFR + 3.500%	6.070%(c)	10/15/28	115	$112,103
Olympus Water US Holding Corp., Initial Dollar Term Loan, 3 Month LIBOR + 3.750%	6.063(c)	11/09/28	100	96,047
Oxea Corp., Tranche B-2 Term Loan, 1 Month LIBOR + 3.250%	5.688(c)	10/14/24	50	47,802
Perstorp Holding AB (Sweden), Facility B Loan, 3 Month LIBOR + 4.750%	6.250(c)	02/27/26	250	247,292
Starfruit Finco BV (Netherlands), Initial Dollar Term Loan, 3 Month LIBOR + 2.825%	5.125(c)	10/01/25	50	48,499
Tronox Finance LLC, First Lien 2022 Incremental Term Loan, 3 Month SOFR + 3.250%	5.304(c)	04/04/29	75	73,036

				1,333,550

Commercial Services 5.3%
Adtalem Global Education, Inc., Term B Loan, 1 Month LIBOR + 4.500%	6.368(c)	08/12/28	150	148,500
AG Group Holdings, Inc., Term Loan, 3 Month SOFR + 4.000%	6.577(c)	12/29/28	75	73,223
Amentum Government Services Holdings LLC, Tranche 3 Term Loan, 3 Month SOFR + 4.000%	5.187(c)	02/15/29	125	121,563
ArchKey Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 5.250%^	7.774(c)	06/29/28	150	140,882
Avis Budget Car Rental LLC, New Tranche B Term Loan, 1 Month LIBOR + 1.750%	4.280(c)	08/06/27	199	192,216
CoreLogic Inc, First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	6.063(c)	06/02/28	75	64,163
EAB Global, Inc., Term Loan, 1 - 3 Month LIBOR + 3.500%	6.212(c)	08/16/28	200	191,817
Inmar, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 4.000%	6.524(c)	05/01/24	60	57,729
Kingpin Intermediate Holdings LLC, 2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%	6.030(c)	07/03/24	75	73,684
Latham Pool Products, Inc., Initial Term Loan, 3 Month SOFR + 3.750%	6.681(c)	02/23/29	50	48,129

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services (cont’d.)
Mavis Tire Express Services TopCo LP, First Lien Initial Term Loan, 1 Month SOFR + 4.000%	6.375%(c)	05/04/28	75	$72,847
MPH Acquisition Holdings LLC, Initial Term Loan, 3 Month LIBOR + 4.250%	7.320(c)	09/01/28	125	117,672
NAB Holdings LLC, Initial Term Loan, 3 Month SOFR + 3.000%	5.204(c)	11/23/28	50	48,142
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	07/07/28	75	72,100
Safe Fleet Holdings LLC, Term Loan^	— (p)	02/23/29	50	49,000
Spectrum Group Buyer, Inc., Initial Term Loan, 3 Month SOFR + 6.500%	9.440(c)	05/19/28	150	145,462
University Support Services LLC (Canada), Initial Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	02/10/29	75	72,194
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3 Month LIBOR + 3.750%	5.973(c)	08/01/25	5	4,581
First Lien 2021 Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	08/01/25	70	68,776
WMB Holdings, Inc., Term Loan^	— (p)	12/31/29	46	45,425

				1,808,105

Computers 3.1%
ConvergeOne Holdings Corp., First Lien Initial Term Loan, 1 Month LIBOR + 5.000%	7.372(c)	01/04/26	125	100,277
McAfee Corp., Tranche B-1 Term Loan, 1 - 3 Month SOFR + 3.750%	6.282(c)	03/01/29	150	142,200
Peraton Corp., First Lien Term B Loan, 1 Month LIBOR + 3.750%	6.274(c)	02/01/28	250	241,938
Procera Networks, Inc. (Canada), Term Loan, 1 Month LIBOR + 4.500%	7.024(c)	10/31/25	75	72,812
Redstone Holdco LP, First Lien Initial Term Loan, 3 Month LIBOR + 4.750%	7.533(c)	04/27/28	100	84,911
SonicWall U.S. Holdings, Inc., First Lien Term Loan, 3 Month LIBOR + 3.750%	6.730(c)	05/16/25	100	96,525

See Notes to Financial Statements.

PGIM Fixed Income ETFs    177

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Computers (cont’d.)
VeriFone Systems, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	6.997%(c)	08/20/25	200	$183,787
Vision Solutions, Inc., Third Amendment Term Loan (First Lien), 3 Month LIBOR + 4.000%	6.783(c)	04/24/28	125	118,125

				1,040,575

Cosmetics/Personal Care 0.4%
Conair Holdings LLC, First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	6.000(c)	05/17/28	150	127,590

Diversified Financial Services 3.2%
Castlelake Aviation One DAC, Initial Term Loan, 3 Month LIBOR + 2.750%	4.579(c)	10/22/26	135	131,968
Cowen, Inc., Initial Term Loan, 3 Month LIBOR + 3.250%	4.635(c)	03/24/28	300	298,248
Hightower Holding LLC, Initial Term Loan, 3 Month LIBOR + 4.000%	6.732(c)	04/21/28	75	72,442
Hudson River Trading LLC, Term Loan, 3 Month SOFR + 3.000%	6.164(c)	03/20/28	275	254,770
LHS Borrower LLC, Term Loan, 1 Month SOFR + 4.7500%	7.305(c)	02/18/29	75	67,144
Paysafe Holdings U.S. Corp., Facility B1, 1 Month LIBOR + 2.750%	5.274(c)	06/28/28	75	69,902
Setanta Aircraft Leasing DAC (Ireland), Term Loan, 3 Month LIBOR + 2.000%	4.250(c)	11/05/28	100	98,021
VFH Parent LLC, Initial Term Loan, 1 Month SOFR + 3.000%	5.397(c)	01/13/29	95	92,387

				1,084,882

Electric 0.7%
Lightstone HoldCo LLC, Extended Term Loan B, 3 Month SOFR + 5.750%	8.051(c)	02/01/27	95	84,236
Extended Term Loan C, 1 Month SOFR + 5.750%	8.051(c)	02/01/27	5	4,679

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electric (cont’d.)
Pike Corp., Term Loan B, 1 Month SOFR + 3.500%^	5.807%(c)	01/21/28	50	$49,125
Vistra Operations Co. LLC, Term Loan, 1 Month LIBOR + 1.7500%	4.274(c)	12/31/25	99	97,344

				235,384

Electronics 0.3%
II-VI, Inc., Term Loan B, 3 Month LIBOR + 2.750%	5.123(c)	07/02/29	75	73,195
Token Buyer, Inc., Initial Term Loan, 1 Month SOFR + 6.000%^	8.555(c)	05/31/29	25	23,375

				96,570

Energy-Alternate Sources 0.4%
WIN Waste Innovations Holdings, Inc., Initial Term Loan, 3 Month LIBOR + 2.750%	5.000(c)	03/24/28	125	121,880

Engineering & Construction 0.6%
Brand Industrial Services, Inc., Initial Term Loan, 3 Month LIBOR + 4.250%	6.944(c)	06/21/24	50	45,282
Brown Group Holding LLC, Incremental Term B-2 Facility, 1 Month SOFR + 3.750%	6.205(c)	07/02/29	25	24,588
Osmose Utilities Services, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.250%	5.774(c)	06/23/28	90	85,285
TMC Buyer, Inc., Term Loan, 1 Month SOFR + 6.000%^	8.054(c)	08/31/28	47	42,798

				197,953

Entertainment 3.2%
Allen Media LLC, Term B Loan, 3 Month SOFR + 5.500%	7.704(c)	02/10/27	165	143,321
AP Gaming I LLC, Term Loan B, 3 Month SOFR + 4.000%^	6.204(c)	02/15/29	75	72,755
CBAC Borrower LLC, Term B Loan, 1 Month LIBOR + 4.000%	6.372(c)	07/08/24	100	97,487

See Notes to Financial Statements.

PGIM Fixed Income ETFs    179

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Entertainment (cont’d.)
J&J Ventures Gaming LLC, Initial Term Loan, 3 Month LIBOR + 4.000%^	6.250%(c)	04/26/28	150	$142,321
Maverick Gaming LLC, Term B Loan, 3 Month LIBOR + 7.500%	10.570(c)	09/03/26	75	67,330
Raptor Acquisition Corp., Term B Loan, 3 Month LIBOR + 4.000%	6.096(c)	11/01/26	75	73,406
Scientific Games Holdings LP, Term Loan B-2, 3 Month SOFR + 3.500%	5.617(c)	04/04/29	250	240,625
Scientific Games International, Inc., Initial Term B Loan, 1 Month SOFR + 3.000%	5.407(c)	04/13/29	250	244,115

				1,081,360

Environmental Control 1.6%
EWT Holdings III Corp., Term Loan, 1 Month LIBOR + 2.500%	5.063(c)	04/01/28	75	73,782
Filtration Group Corp., Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	03/31/25	150	146,714
GFL Environmental, Inc. (Canada), 2020 Term Loan, 3 Month LIBOR + 3.000%	5.806(c)	05/30/25	100	99,141
Harsco Corp., Term Loan, 1 Month LIBOR + 2.250%	4.750(c)	03/10/28	100	93,763
Madison IAQ LLC, Initial Term Loan, 6 Month LIBOR + 3.250%	4.524(c)	06/21/28	54	52,446
Packers Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.250%	5.630(c)	03/09/28	75	70,793

				536,639

Foods 1.4%
American Seafoods Group LLC, Incremental Tranche B Term Loan, 1 - 3 Month LIBOR + 2.750%^	4.953(c)	08/21/23	150	146,250
BCPE North Star U.S. Holdco, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	6.250(c)	06/09/28	69	65,027
Term Loan, 3 Month LIBOR + 4.000%	4.000(c)	06/10/28	6	5,747
Chefs Warehouse, Term Loan, 1 Month SOFR + 4.750%^	7.163(c)	08/23/29	54	52,920
CHG PPC Parent LLC, Term Loan, 1 Month LIBOR + 3.000%^	5.563(c)	12/08/28	50	48,504

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Foods (cont’d.)
H-Food Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.688%	6.211%(c)	05/23/25	75	$69,328
Shearer’s Foods LLC, Refinancing Term Loan (First Lien), 1 Month LIBOR + 3.500%	6.024(c)	09/23/27	75	72,416

				460,192

Forest Products & Paper 0.5%
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan, 1 Month LIBOR + 1.750%	4.274(c)	09/07/27	75	73,621
Domtar Corp., Initial Term Loan, 1 Month LIBOR + 5.500%^	8.256(c)	11/30/28	100	94,500

				168,121

Hand/Machine Tools 0.2%
Alliance Laundry Systems LLC, Initial Term B Loan, 3 Month LIBOR + 3.500%	5.955(c)	10/08/27	75	73,106

Healthcare-Products 0.2%
Bausch + Lomb Corp., Initial Term Loan, 1 Month SOFR + 3.350%	5.653(c)	05/10/27	60	56,275

Healthcare-Services 4.1%
Accelerated Health Systems LLC, Initial Term B Loan, 3 Month SOFR + 4.500%	7.389(c)	02/15/29	200	188,750
Charlotte Buyer, Term Loan B - 1st Lien, 3 Month SOFR + 5.250%	7.980(c)	02/11/28	150	143,812
Electron Bidco, Inc., Initial Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	11/01/28	50	48,566
eResearch Technology, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	7.024(c)	02/04/27	150	142,392
Global Medical Response, Inc., 2017-2 New Term Loan, 1 Month LIBOR + 4.250%	6.774(c)	03/14/25	100	90,765
2020 Term Loan, 1 Month LIBOR + 4.250%	6.623(c)	10/02/25	100	91,125
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.750%	6.274(c)	11/16/25	150	145,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs    181

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Healthcare-Services (cont’d.)
Mamba Purchaser, Inc., Initial Term Loan, 1 Month LIBOR + 3.500%	5.662%(c)	10/16/28	50	$48,628
Phoenix Guarantor, Inc., Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	03/05/26	125	120,521
Radnet Management, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	5.493(c)	04/23/28	90	87,080
Surgery Center Holdings, Inc., 2021 New Term Loan, 1 Month LIBOR + 3.750%	6.140(c)	08/31/26	100	96,561
U.S. Anesthesia Partners, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	6.623(c)	10/02/28	50	47,796
Upstream Newco, Inc., August 2021 Incremental Term Loan, 1 Month SOFR + 4.250%	6.820(c)	11/20/26	75	71,008
WP CityMD Bidco LLC, Second Amendment Refinancing Term Loan, 1 Month LIBOR + 3.250%	5.504(c)	12/22/28	75	72,849

				1,394,853

Holding Companies-Diversified 0.3%
Belfor Holdings, Inc., First Lien Tranche B-2 Term Loan, 1 Month SOFR + 4.250%^	6.705(c)	04/06/26	100	98,500

Home Furnishings 0.6%
AI Aqua Merger Sub, Inc., Term Loan	— (p)	07/30/28	23	22,228
Culligan, Term Loan	— (p)	07/30/28	102	97,803
Snap One Holdings Corp., Term Loan, 6 Month LIBOR + 4.500%	7.377(c)	12/08/28	75	68,188

				188,219

Household Products/Wares 0.2%
Kronos Acquisition Holdings, Inc. (Canada), Tranche B-1 Term Loan, 3 Month LIBOR + 3.750%	6.820(c)	12/22/26	75	71,818

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Housewares 0.5%
Lifetime Brands, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%^	6.024%(c)	02/28/25	75	$72,375
SWF Holdings I Corp., Initial Term Loan, 1 Month LIBOR + 4.000%	6.368(c)	10/06/28	125	108,984

				181,359

Insurance 1.8%
Acrisure LLC, First Lien 2021-1 Additioanl Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	02/15/27	200	192,125
AmWINS Group, Inc., Term Loan, 1 Month LIBOR + 2.250%	4.774(c)	02/19/28	90	87,791
Asurion LLC, New B-10 Term Loan, 3 Month SOFR + 4.100%	6.401(c)	08/19/28	116	108,170
New B-9 Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	07/31/27	199	182,289
Second Lien Term Loan B3, 1 Month LIBOR + 5.250%	7.774(c)	01/31/28	50	42,812

				613,187

Internet 0.8%
CMI Marketing, Inc., Term Loan B, 1 Month LIBOR + 4.250%^	6.743(c)	03/23/28	100	92,267
MH Sub I LLC, 2020 June New Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	09/13/24	100	97,484
Northwest Fiber LLC, First Lien Term B-2 Loan, 1 Month LIBOR + 3.750%	6.127(c)	04/30/27	100	93,680

				283,431

Investment Companies 0.4%
EIG Management Co. LLC, Initial Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	02/24/25	125	122,181

See Notes to Financial Statements.

PGIM Fixed Income ETFs    183

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Leisure Time 0.8%
Fender Musical Instruments Corp., Initial Term Loan, 1 Month SOFR + 4.000%^	6.393%(c)	12/01/28	75	$71,456
Recess Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%	6.556(c)	09/30/24	200	194,995

				266,451

Lodging 0.6%
Caesars Resort Collection LLC, Term B Loan, 1 Month LIBOR + 2.750%	5.274(c)	12/23/24	75	73,738
Fertitta Entertainment LLC, Initial B Term Loan, 1 Month SOFR + 4.000%	6.455(c)	01/27/29	50	47,800
Spectacle Gary Holdings LLC, Term B Loan, 1 Month LIBOR + 4.250%^	6.743(c)	12/11/28	75	72,000

				193,538

Machinery-Construction & Mining 0.3%
Vertiv Group Corp., Term B Loan, 1 Month LIBOR + 2.750%	5.112(c)	03/02/27	100	96,006

Machinery-Diversified 2.3%
ASP Blade Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/13/28	135	125,217
Clark Equipment Co. (South Korea), Term Loan, 3 Month SOFR + 2.500%	4.654(c)	04/20/29	150	148,578
Columbus McKinnon Corp., Initial Term Loan, 3 Month LIBOR + 2.750%	5.063(c)	05/15/28	74	72,405
CPM Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	5.873(c)	11/17/25	75	73,240
Gardner Denver, Inc., New Tranche B-1 Dollar Term Loan, 1 Month LIBOR + 1.850%	4.305(c)	03/01/27	75	73,515
Pro Mach Group, Inc., Initial Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	08/31/28	65	63,342
Project Castle, Inc., Initial Term Loan, 3 Month SOFR + 5.500%^	6.900(c)	06/01/29	75	68,625

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Machinery-Diversified (cont’d.)
Vantage Elevator Solutions, First Lien Initial Term Loan, 3 Month LIBOR + 3.750%^	5.813%(c)	11/17/28	75	$71,625
Vertical Midco Gmbh (Germany), Term Loan B, 6 Month LIBOR + 3.500%	6.871(c)	07/30/27	100	96,653

				793,200

Media 4.0%
Charter Communications Operating LLC, Term Loan B-2, 1 Month LIBOR + 1.750%	4.280(c)	02/01/27	324	313,805
CSC Holdings LLC, September 2019 Term Loan, 1 Month LIBOR + 2.500%	4.891(c)	04/15/27	125	120,235
Diamond Sports Group LLC, Second Lien Term Loan, 1 Month SOFR + 3.350%	5.637(c)	08/24/26	399	71,891
Entercom Media Corp., Term Loan B-2, 1 Month LIBOR + 2.500%	4.993(c)	11/18/24	75	65,109
iHeartCommunications, Inc., New Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	05/01/26	130	125,396
Radiate Holdco LLC, Amendment No. 6 New Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	09/25/26	125	118,653
Sinclair Television Group, Inc., Term B-3 Loan, 1 Month LIBOR + 3.000%	5.530(c)	04/01/28	200	189,250
Univision Communications, Inc., Initial First Lien Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	01/31/29	100	96,695
Term Loan B, 3 Month SOFR + 4.250%	6.254(c)	06/24/29	50	49,000
WideOpenWest Finance LLC, Term B Loan, 1 Month SOFR + 3.000%	5.300(c)	12/20/28	199	195,359

				1,345,393

Metal Fabricate/Hardware 1.5%
AZZ, Inc., Initial Term Loan, 1 Month SOFR + 4.400%	6.893(c)	05/11/29	200	196,840
Crosby U.S. Acquisition Corp., First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	7.194(c)	06/26/26	100	94,706

See Notes to Financial Statements.

PGIM Fixed Income ETFs    185

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Metal Fabricate/Hardware (cont’d.)
Grinding Media, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%^	4.796%(c)	10/12/28	87	$83,789
WireCo WorldGroup, Inc., Initial Term Loan, 3 Month LIBOR + 4.250%	7.188(c)	11/13/28	150	147,187

				522,522

Oil & Gas 0.9%
Apro LLC, Replacement Term Loan, 3 Month LIBOR + 3.750%	5.380(c)	11/14/26	75	72,473
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 1 Month LIBOR + 6.250%	8.774(c)	03/28/24	145	144,225
Delek U.S. Holdings, Inc., Term Loan, 1 Month LIBOR + 2.250%	4.774(c)	03/31/25	100	97,531

				314,229

Packaging & Containers 4.2%
BWay Holding Co., Initial Term Loan, 1 Month LIBOR + 3.250%	5.623(c)	04/03/24	100	97,369
Charter Next Generation, Inc., Refinancing 2021 Term Loan, 3 Month LIBOR + 3.750%	6.556(c)	12/01/27	225	217,410
Clydesdale Acquisition Holdings, Inc., Term B Loan, 1 Month SOFR + 4.175%	6.730(c)	04/13/29	190	183,231
Graham Packaging Co., Inc., New Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	08/04/27	100	97,325
Pactiv Evergreen Group Holdings, Inc., Tranche B-3 U.S. Term Loan, 1 Month LIBOR + 3.500%	6.024(c)	09/25/28	100	96,881
Pregis Topco LLC, First Lien Initial Term Loan, 1 - 3 Month LIBOR + 4.000%	6.688(c)	07/31/26	50	48,345
Pretium PKG Holdings, Inc., First Lien Initial Term Loan, 1 - 3 Month LIBOR + 4.000%	6.314(c)	10/02/28	299	280,967
Proampac PG Borrower LLC, 2020-1 Term Loan, 1 - 3 Month LIBOR + 3.750%	6.035(c)	11/03/25	100	97,000

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Packaging & Containers (cont’d.)
Reynolds Group Holdings, Inc., Tranche B-2 US Term Loan, 1 Month LIBOR + 3.250%	5.774%(c)	02/05/26	100	$97,253
Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 3 Month LIBOR + 3.250%	5.500(c)	10/17/24	100	98,318
Tranche B-3 DDTL Commitments, 3 Month LIBOR + 4.000%	6.250(c)	09/15/28	12	12,020
Tranche B-3 Initial Term Loans, 3 Month LIBOR + 4.000%	6.250(c)	09/15/28	87	84,456

				1,410,575

Pharmaceuticals 2.3%
Amneal Pharmaceuticals LLC, Initial Term Loan, 1 - 3 Month LIBOR + 3.500%	5.938(c)	05/04/25	200	190,426
Bausch Health Cos., Inc., Second Amendment Term Loan, 1 Month SOFR + 5.350%	7.662(c)	02/01/27	125	99,509
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.500%	5.024(c)	03/01/24	225	223,347
Gainwell Acquisition Corp., Term B Loan, 3 Month LIBOR + 4.000%	6.250(c)	10/01/27	150	145,880
Milk Specialties Co., 2021 Refinancing Term Loan, 3 Month LIBOR + 4.000%	6.250(c)	08/15/25	125	122,628

				781,790

Pipelines 1.2%
AL GCX Holdings LLC, Term Loan B, 1 Month SOFR + 3.900%	6.066(c)	05/17/29	75	73,969
BCP Renaissance Parent LLC, Term Loan, 3 Month SOFR + 3.500%	5.554(c)	10/31/26	150	147,375
Prairie ECI Acquiror, LP, Initial Term Loan, 1 Month LIBOR + 4.750%	7.274(c)	03/11/26	200	190,286

				411,630

Real Estate 0.7%
Brookfield Property REIT, Inc., Initial Term B Loan, 1 Month SOFR + 2.500%	5.055(c)	08/27/25	247	243,095

See Notes to Financial Statements.

PGIM Fixed Income ETFs    187

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Real Estate Investment Trusts (REITs) 0.9%
Blackstone Mortgage Trust, Inc., Term Loan, 1 Month LIBOR + 2.750%	5.274%(c)	04/23/26	100	$96,875
Term Loan, 1 Month SOFR + 3.500%^	5.955(c)	05/09/29	200	195,000

				291,875

Retail 4.4%
Dave & Buster’s, Inc., Term Loan, 1 Month SOFR + 5.000%	7.427(c)	06/29/29	75	73,087
EG America LLC (United Kingdom), Additional Facility Loan, 3 Month LIBOR + 4.000%	6.250(c)	02/07/25	100	97,015
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	6.500(c)	03/31/26	100	97,406
Empire Today LLC, Closing Date Term Loan, 1 Month LIBOR + 5.000%	7.373(c)	04/03/28	125	100,223
Fogo de Chao, Inc., 2018 Refinancing Term Loan, 1 Month LIBOR + 4.250%	6.774(c)	04/07/25	125	118,646
Foundation Building Materials, Inc., Initial Term Loan (First Lien), 1 - 3 Month LIBOR + 3.250%	6.056(c)	01/31/28	100	94,939
Great Outdoors Group LLC, Term B-2 Loan, 1 Month LIBOR + 3.750%	6.274(c)	03/06/28	150	144,620
LBM Acquisition LLC, First Lien Initial Term Loan, 6 Month LIBOR + 3.750%	7.121(c)	12/17/27	150	136,209
Pacific Bells LLC, Initial Term Loan, 3 Month SOFR + 4.500%	6.816(c)	11/10/28	100	95,500
Park River Holdings, Inc., Intial Term Loan, 3 Month LIBOR + 3.250%	5.527(c)	12/28/27	175	158,256
Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.250%	5.500(c)	03/03/28	100	96,481
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 1 Month SOFR + 2.000%	4.555(c)	08/04/28	100	97,454

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail (cont’d.)
SRS Distribution, Inc., 2021 Refinancing Term Loan, 3 Month LIBOR + 3.500%	6.306%(c)	06/02/28	100	$95,571
White Cap Buyer LLC, Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	6.205(c)	10/19/27	100	96,196

				1,501,603

Semiconductors 0.4%
Altar Bidco, Inc., Initial Term Loan, 6 - 12 Month SOFR + 3.350%	5.750(c)	02/01/29	100	95,875
Natel Engineering Co., Inc., Initial Term Loan, 3 Month LIBOR + 6.250%^	7.743(c)	04/30/26	50	46,120

				141,995

Software 10.3%
AppLovin Corp., Amendment No. 6 New Term Loans, 3 Month LIBOR + 3.000%	5.250(c)	10/25/28	200	194,100
athenahealth, Inc., Initial Term Loan, 1 Month SOFR + 3.500%	5.800(c)	02/15/29	171	162,748
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	10/02/25	150	144,034
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	8.024(c)	02/27/26	125	117,000
CDK Global, Inc., Initial Term Loan, 3 Month SOFR + 4.500%	6.610(c)	07/06/29	225	218,625
Cloudera, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	10/08/28	115	109,404
ConnectWise LLC, Initial Term Loans, 3 Month LIBOR + 3.500%	5.750(c)	09/29/28	50	48,291
Cornerstone OnDemand, Inc., Initial Term Loans, 1 Month LIBOR + 3.750%	6.274(c)	10/16/28	200	186,750
CT Technologies Intermediate Holdings, Inc., Term Loan 2021 Reprice, 1 Month LIBOR + 4.250%	6.774(c)	12/16/25	75	71,070

See Notes to Financial Statements.

PGIM Fixed Income ETFs    189

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Dun & Bradstreet Corp., 2022 Incremental Term B-2 Loan, 1 Month SOFR + 3.250%	5.709%(c)	01/18/29	250	$243,646
EagleView Technology Corp., First Lien Term Loan, 3 Month LIBOR + 3.500%	5.750(c)	08/14/25	100	93,937
Finastra USA, Inc., Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	10.621(c)	06/13/25	100	88,312
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	6.871(c)	06/13/24	249	232,337
Greeneden U.S. Holdings II LLC, B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	12/01/27	75	73,434
HS Purchaser LLC, Term Loan, 3 Month SOFR + 4.000%	6.559(c)	11/19/26	75	72,222
MH Sub I LLC, Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%	6.274(c)	09/13/24	75	72,747
Polaris Newco LLC, First Lien Dollar Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	06/02/28	100	95,622
Rackspace Technology Global, Inc., Term B Loan, 3 Month LIBOR + 2.750%	5.617(c)	02/15/28	100	80,646
Red Planet Borrower LLC, First Lien Initial Term Loan, 1 Month LIBOR + 3.750%^	6.274(c)	10/02/28	100	81,295
Renaissance Holding Corp., Term Loan, 1 Month SOFR + 4.500%	7.095(c)	03/30/29	117	113,929
Skillsoft Finance II, Inc., Initial Term Loan, 1 Month SOFR + 5.250%	7.652(c)	07/14/28	190	182,130
Sovos Compliance LLC, First Lien Initial Term Loan, 1 Month LIBOR + 4.500%	7.024(c)	08/11/28	100	97,092
TIBCO Software, Inc., Term Loan B-3, 1 Month LIBOR + 3.750%	6.280(c)	06/30/26	698	693,520

				3,472,891

Telecommunications 7.8%
CCI Buyer, Inc., First Lien Initial Term Loan, 3 Month SOFR + 4.000%	6.054(c)	12/17/27	250	239,601
Cincinnati Bell, Inc., Term B-2 Loan, 1 Month SOFR + 3.350%	5.805(c)	11/22/28	100	97,455

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
CommScope, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%	5.774%(c)	04/06/26	75	$71,067
Connect Finco Sarl (United Kingdom), Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR + 3.500%	6.030(c)	12/11/26	105	101,459
Crown Subsea Communications Holding, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	7.123(c)	04/27/27	200	194,500
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	5.774(c)	05/27/24	130	119,179
Global Tel Link Corp., First Lien Term Loan, 3 Month LIBOR + 4.250%	7.056(c)	11/29/25	100	91,866
Gogo Intermediate Holdings LLC, Initial Term Loan, 3 Month LIBOR + 3.750%	6.556(c)	04/30/28	200	195,361
Intelsat Jackson Holdings SA (Luxembourg), Term B Loan, 3 Month SOFR + 4.250%	7.445(c)	02/01/29	310	293,384
Iridium Satellite LLC, Term B-2 Loan, 1 Month LIBOR + 2.500%	5.024(c)	11/04/26	100	98,332
Maxar Technologies, Inc., Initial Term Loan, 1 Month SOFR + 4.250%	6.805(c)	06/14/29	250	240,521
MLN U.S. HoldCo., LLC, Term B Loan (First Lien), 1 Month LIBOR + 4.500%	6.873(c)	11/30/25	50	26,500
ORBCOMM, Inc., Closing Date Term Loan, 1 - 3 Month LIBOR + 4.250%	6.956(c)	09/01/28	100	94,512
Patagonia Holdco LLC, Term Loan, 3 Month SOFR + 5.750%	8.386(c)	08/01/29	140	118,300
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%	6.750(c)	11/01/24	100	89,516
Viasat, Inc., Initial Term Loan, 1 Month SOFR + 4.614%	7.070(c)	03/02/29	175	160,672
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/10/24	250	203,125
Xplornet Communications, Inc. (Canada), Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/02/28	100	91,769
Zacapa Sarl (Luxembourg), Initial Term Loans 2022, 3 Month SOFR + 4.250%	6.304(c)	03/22/29	125	120,323

				2,647,442

See Notes to Financial Statements.

PGIM Fixed Income ETFs    191

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Textiles 0.4%
ASP Unifrax Holdings, Inc., USD Term Loan (First Lien), 3 Month LIBOR + 3.750%	6.000%(c)	12/12/25	150	$137,924

Transportation 1.4%
Daseke Cos., Inc., Term Loan, 1 Month LIBOR + 4.000%	6.370(c)	03/09/28	62	60,368
First Student Bidco, Inc., 2022 Incremental Term B Loans, 3 Month SOFR + 4.100%	6.154(c)	07/21/28	164	157,705
Incremental Term C Loan, 3 Month SOFR + 4.100%	6.154(c)	07/21/28	11	10,952
LaserShip, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.500%	7.377(c)	05/08/28	50	44,014
PODS LLC, Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	03/31/28	75	72,260
Savage Enterprises LLC, Term Loan B, 1 Month LIBOR + 3.250%	5.700(c)	09/15/28	73	71,989
XPO Logistics, Inc., Refinancing Term Loan, 1 Month LIBOR + 1.750%	4.123(c)	02/24/25	50	48,992

				466,280

TOTAL BANK LOANS (cost $29,925,360)				29,706,451

CORPORATE BONDS 7.2%

Auto Manufacturers 0.3%
General Motors Co., Sr. Unsec’d. Notes	5.600	10/15/32	105	100,649

Banks 4.6%
Bank of America Corp., Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	150	125,801
Jr. Sub. Notes, Series RR	4.375(ff)	01/27/27(oo)	150	128,714
Citigroup, Inc., Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	400	338,704
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	100	81,396
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	200	171,554

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., Jr. Sub. Notes, Series HH	4.600%(ff)	02/01/25(oo)	800	$701,228

				1,547,397

Building Materials 0.1%
SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	50	45,327

Commercial Services 0.4%
Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A	5.500	03/01/28	150	141,569

Electric 0.5%
Calpine Corp., Sr. Unsec’d. Notes, 144A	4.625	02/01/29	100	85,544
Vistra Corp., Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	100	93,000

				178,544

Healthcare-Products 0.2%
Medline Borrower LP, Sr. Sec’d. Notes, 144A	3.875	04/01/29	70	59,272

Media 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.400	04/01/33	75	66,266

Oil & Gas 0.2%
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.125	02/01/27	80	80,490

Packaging & Containers 0.2%
Sealed Air Corp., Gtd. Notes, 144A	5.000	04/15/29	50	47,556

See Notes to Financial Statements.

PGIM Fixed Income ETFs    193

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 0.4%
Energy Transfer LP, Sr. Unsec’d. Notes	3.750%	05/15/30	75	$67,590
Targa Resources Corp., Gtd. Notes	4.200	02/01/33	75	67,425

				135,015

Real Estate Investment Trusts (REITs) 0.1%
Diversified Healthcare Trust, Gtd. Notes	4.375	03/01/31	60	41,161

TOTAL CORPORATE BONDS (cost $2,494,910)				2,443,246

TOTAL LONG-TERM INVESTMENTS (cost $33,225,837)				32,958,083

			Shares

SHORT-TERM INVESTMENT 16.8%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $5,688,016)			5,688,016	5,688,016

TOTAL INVESTMENTS 114.2% (cost $38,913,853)				38,646,099
Liabilities in excess of other assets(z) (14.2)%				(4,818,519)

NET ASSETS 100.0%				$33,827,580

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,321,759 and 6.9% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at August 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
athenaHealth, Inc., Initial Delayed Draw Term Loan, 1 Month SOFR + 3.500%, 3.500%(c), Maturity Date 02/15/29 (cost $27,882)	29	$27,627	$—	$(255)
TMC Buyer, Inc., Delayed Draw Term Loan, 1 Month LIBOR + 0.000%, 1.000%(c), Maturity Date 06/30/28 (cost $2,935)^	3	2,952	17	—
Trident TPI Holdings, Inc., Tranche B-3 DDTL Commitments, 3 Month LIBOR + 4.000%, 6.250%(c), Maturity Date 09/15/28 (cost $4,418)	5	4,490	72	—

		$35,069	$89	$(255)

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
8	5 Year U.S. Treasury Notes	Dec. 2022	$886,563	$3,187
5	10 Year U.S. Treasury Notes	Dec. 2022	584,531	2,188

				$5,375

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%	594	5.325%	$(1,625)	$(1,256)	$369

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Fixed Income ETFs    195

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$130,000	$—
J.P. Morgan Securities LLC	150,000	—

Total	$280,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$808,386	$—
Bank Loans	—	27,384,709	2,321,742
Corporate Bonds	—	2,443,246	—
Short-Term Investment
Unaffiliated Fund	5,688,016	—	—

Total	$5,688,016	$30,636,341	$2,321,742

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$72	$17
Futures Contracts	5,375	—	—
Centrally Cleared Credit Default Swap Agreement	—	369	—

Total	$5,375	$441	$17

Liabilities
Unfunded Loan Commitment	$—	$(255)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Unfunded loan commitments

Balance as of 08/31/21	$—	$—
Realized gain (loss)	374	—
Change in unrealized appreciation (depreciation)	(28,398)	17
Purchases/Exchanges/Issuances	2,917,286	—
Sales/Paydowns	(568,865)	—
Accrued discount/premium	1,345	—
Transfers into Level 3*	—	—
Transfers out of Level 3*	—	—

Balance as of 08/31/22	$2,321,742	$17

See Notes to Financial Statements.

PGIM Fixed Income ETFs    197

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

	Bank Loans	Unfunded loan commitments
Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(28,398)	$17

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

As of August 31, 2022, the aggregate value of Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers was $2,321,759. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

Unaffiliated Fund	16.8%
Software	10.3
Telecommunications	7.8
Commercial Services	5.7
Banks	4.6
Retail	4.4
Packaging & Containers	4.4
Media	4.2
Healthcare-Services	4.1
Chemicals	3.9
Airlines	3.3
Diversified Financial Services	3.2
Entertainment	3.2
Computers	3.1
Collateralized Loan Obligations	2.4
Machinery-Diversified	2.3
Pharmaceuticals	2.3
Aerospace & Defense	2.0
Insurance	1.8
Pipelines	1.6
Environmental Control	1.6

Metal Fabricate/Hardware	1.5%
Transportation	1.4
Foods	1.4
Auto Parts & Equipment	1.3
Building Materials	1.2
Electric	1.2
Beverages	1.2
Oil & Gas	1.1
Real Estate Investment Trusts (REITs)	1.0
Internet	0.8
Leisure Time	0.8
Real Estate	0.7
Engineering & Construction	0.6
Lodging	0.6
Home Furnishings	0.6
Housewares	0.5
Auto Manufacturers	0.5
Forest Products & Paper	0.5
Semiconductors	0.4
Apparel	0.4
Textiles	0.4

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

Industry Classification (continued):

Cosmetics/Personal Care	0.4%
Investment Companies	0.4
Energy-Alternate Sources	0.4
Healthcare-Products	0.4
Holding Companies-Diversified	0.3
Electronics	0.3
Machinery-Construction & Mining	0.3
Advertising	0.2

Hand/Machine Tools	0.2%
Household Products/Wares	0.2

114.2
Liabilities in excess of other assets	(14.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risks and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$369	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	5,375	*	—	—

		$5,744			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs    199

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2022

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$1,045
Interest rate contracts	15,734	—

Total	$15,734	$1,045

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$369
Interest rate contracts	5,375	—

Total	$5,375	$369

For the period ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$1,021,180
Credit Default Swap Agreements - Sell Protection (1)	547,000

*	Average volume is based on average quarter end balances as noted for the period ended August 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statement of Assets & Liabilities

as of August 31, 2022

Assets
Unaffiliated investments (cost $38,913,853)	$38,646,099
Receivable for investments sold	712,199
Deposit with broker for centrally cleared/exchange-traded derivatives	280,000
Dividends and interest receivable	100,973
Due from broker—variation margin futures	859
Unrealized appreciation on unfunded loan commitment	89
Due from broker	9

Total Assets	39,740,228

Liabilities
Payable for investments purchased	5,883,298
Management fee payable	18,724
Payable to custodian	9,293
Due to broker—variation margin swaps	812
Other liabilities	266
Unrealized depreciation on unfunded loan commitments	255

Total Liabilities	5,912,648

Net Assets	$33,827,580

Net assets were comprised of:
Common stock, at par	$6,750
Paid-in capital in excess of par	33,888,042
Total distributable earnings (loss)	(67,212)

Net assets, August 31, 2022	$33,827,580

Net asset value, offering price and redemption price per share. ($33,827,580 ÷ 675,000 shares of common stock issued and outstanding)	$50.11

See Notes to Financial Statements.

PGIM Fixed Income ETFs    201

PGIM Floating Rate Income ETF

Statement of Operations

For the Period May 17, 2022* through August 31, 2022

Net Investment Income (Loss)
Income
Interest income	$341,659
Unaffiliated dividend income	45,442

Total income	387,101

Expenses
Management fee	55,323

Net investment income (loss)	331,778

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	10,262
Futures transactions	15,734
Swap agreement transactions	1,045

27,041

Net change in unrealized appreciation (depreciation) on:
Investments	(267,754)
Futures	5,375
Swap agreements	369
Unfunded loan commitments	(166)

(262,176)

Net gain (loss) on investment transactions	(235,135)

Net Increase (Decrease) In Net Assets Resulting From Operations	$96,643

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statement of Changes in Net Assets

May 17, 2022* through August 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$331,778
Net realized gain (loss) on investment transactions	27,041
Net change in unrealized appreciation (depreciation) on investments	(262,176)

Net increase (decrease) in net assets resulting from operations	96,643

Dividends and Distributions
Distributions from distributable earnings	(163,855)

Fund share transactions
Net proceeds from shares sold (675,000 shares)	33,894,792

Total increase (decrease)	33,827,580

Net Assets:
Beginning of period	—

End of period	$33,827,580

*	Commencement of operations.

See Notes to Financial Statements.

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PGIM Floating Rate Income ETF

Financial Highlights

	May 17, 2022(a) through August 31, 2022

Per Share Operating Performance(b):
Net Asset Value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)
Total from investment operations	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.33)
Net asset value, end of period	$50.11
Total Return(c):	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,828
Average net assets (000)	$26,460
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.72	%(e)
Expenses before waivers and/or expense reimbursement	0.72	%(e)
Net investment income (loss)	4.32	%(e)
Portfolio turnover rate(f)	9%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF and PGIM Floating Rate Income ETF (each a “Fund” and collectively, the “Funds”). The Funds are classified as diversified funds for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM Ultra Short Bond ETF	Seeks total return through a combination of current income and capital appreciation, consistent with preservation of capital.
PGIM Active High Yield Bond ETF	Seeks total return through a combination of current income and capital appreciation.
PGIM Active Aggregate Bond ETF	Seeks total return through a combination of current income and capital appreciation.
PGIM Total Return Bond ETF	Seeks total return through a combination of current income and capital appreciation.
PGIM Floating Rate Income ETF	Seeks to maximize current income with a secondary objective of capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’

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Notes to Financial Statements (continued)

investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

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Notes to Financial Statements (continued)

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated

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Notes to Financial Statements (continued)

by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objective. The Funds used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. The Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans (i.e. bank loans): Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan.

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Notes to Financial Statements (continued)

Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Funds, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Funds held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held

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Notes to Financial Statements (continued)

as long positions by the Funds until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Funds invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: Certain Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to a management agreement with the RIC on behalf of the Funds (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

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Notes to Financial Statements (continued)

Pursuant to the management agreement relating to each Fund, there is a unitary fee structure for the funds whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Funds’ Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from each Fund’s inception date, to waive any management fees it receives from the Funds in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of their excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Funds remain invested or intend to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary Fee Rate
PGIM Ultra Short Bond ETF	0.15%

PGIM Active High Yield Bond ETF	0.53%

PGIM Active Aggregate Bond ETF	0.19%

PGIM Total Return Bond ETF	0.49%

PGIM Floating Rate Income ETF	0.72%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income (and, for the PGIM Ultra Short Bond ETF and PGIM Total Return Bond ETF, PGIM Limited) (the “subadviser”). The Manager pays for the services of the subadviser.

Effective June 6, 2022, the Bank of New York Mellon (“BNY”) serves as the Custodian, Transfer Agent and Administrative Agent for the Trust. BNY receives compensation from the Manager and is reimbursed for expenses, including custodian, transfer agency and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BNY under the Custodian, Transfer Agency and Service and Administration and Accounting Agreements.

Prior to June 6, 2022, Brown Brothers Harriman & Co. (“BBH”) served as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. The Manager was responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH was responsible for marketing to approved borrowers available securities from the Funds’ portfolios. BBH received as compensation for its services a portion of the amount earned by the Funds for lending securities.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Funds changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2022, no 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2022, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Ultra Short Bond ETF	$1,063,831,395	$149,000,433

PGIM Active High Yield Bond ETF	63,418,204	23,549,624

PGIM Active Aggregate Bond ETF	26,031,348	12,003,001

PGIM Total Return Bond ETF	106,948,300	31,181,733

PGIM Fixed Income ETFs    217

Notes to Financial Statements (continued)

Fund	Cost of Purchases	Proceeds from Sales
PGIM Floating Rate Income ETF	$ 32,204,243	$ 2,158,111

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2022, is presented as follows:

PGIM Ultra Short Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$145,724,638	$434,575,635	$580,300,273	$—	$—	$—	—	$30,823

PGIM Institutional Money Market Fund(1)(b)(wa)
2,327,971	12,186,672	14,514,119	600	(1,124)	—	—	426	(2)
$148,052,609	$446,762,307	$594,814,392	$600	$(1,124)	$—		$31,249
PGIM Active High Yield Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$3,188,704	$7,920,241	$11,108,945	$—	$—	$—	—	$1,355

PGIM Institutional Money Market Fund(1)(b)(wa)
408,020	1,333,136	1,619,682	24	(13)	121,485	121,558	351	(2)
$3,596,724	$9,253,377	$12,728,627	$ 24	$(13)	$121,485		$1,706

PGIM Active Aggregate Bond ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$5,752,344	$3,923,197	$9,675,541	$—	$—	$—	—	$2,465

PGIM Total Return Bond ETF
Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$—	$30,950,414	$30,950,414	$—	$—	$—	—	$444

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital for the fund indicated below.

For the year ended August 31, 2022, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
PGIM Active High Yield Bond ETF (a)	$(443,931)	$443,931

(a)	Due to redemption in-kind adjustments.

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions

PGIM Ultra Short Bond ETF	$29,966,721	$ —	$29,966,721

PGIM Active High Yield Bond ETF	5,040,362	180,517	5,220,879

PGIM Active Aggregate Bond ETF	1,113,234	—	1,113,234

PGIM Total Return Bond ETF	1,146,783	—	1,146,783

PGIM Floating Rate Income ETF	163,855	—	163,855
For the year ended August 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions

PGIM Ultra Short Bond ETF	$18,216,405	$—	$18,216,405

PGIM Fixed Income ETFs    219

Notes to Financial Statements (continued)

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
PGIM Active High Yield Bond ETF	$3,547,447	$112,691	$3,660,138
PGIM Active Aggregate Bond ETF	130,353	—	130,353
PGIM Total Return Bond ETF	—	—	—
PGIM Floating Rate Income ETF	—	—	—

For the year ended August 31, 2022, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Ultra Short Bond ETF	$6,458,856	$ —
PGIM Active High Yield Bond ETF	646,002	—
PGIM Active Aggregate Bond ETF	96,057	—
PGIM Total Return Bond ETF	695,632	—
PGIM Floating Rate Income ETF	194,455	12,112

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2022 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
PGIM Ultra Short Bond ETF	$2,436,772,647	$24,011,486	$(41,572,667)	$(17,561,181)
PGIM Active High Yield Bond ETF	105,647,100	1,413,642	(14,190,676)	(12,777,034)
PGIM Active Aggregate Bond ETF	49,717,426	9,285	(5,244,858)	(5,235,573)
PGIM Total Return Bond ETF	106,181,684	107,305	(7,910,276)	(7,802,971)
PGIM Floating Rate Income ETF	38,913,985	182,291	(456,070)	(273,779)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales, swaps, straddle loss deferral, differences in the treatment of premium amortization for GAAP and tax purposes and other cost basis adjustments.

For federal income tax purposes, the following Funds had a capital loss carryforward as of August 31, 2022 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward
PGIM Ultra Short Bond ETF	$25,219,000

Fund	Capital Loss Carryforward
PGIM Active High Yield Bond ETF	$2,067,000
PGIM Active Aggregate Bond ETF	1,170,000
PGIM Total Return Bond ETF	2,976,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”, and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”.

A Creation Unit consists of 25,000 shares of each Fund. Authorized Participants generally are required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. From time to time, the Funds may waive all or a portion of their applicable transaction fee(s). An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions when deemed appropriate. For

PGIM Fixed Income ETFs    221

Notes to Financial Statements (continued)

the reporting period ended August 31, 2022, the following fixed transaction fees were waived by the Funds through June 3, 2022 which PGIM Investments paid on behalf of the Authorized Participants. Effective June 6, 2022, such waiver will no longer be applicable.:

Fund	Amount
PGIM Ultra Short Bond ETF	$14,500
PGIM Active High Yield Bond ETF	1,500
PGIM Active Aggregate Bond ETF	250
PGIM Total Return Bond ETF	750

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Ultra Short Bond ETF	3,525,179	7.1%
PGIM Active High Yield Bond ETF	1,526,600	56.0%
PGIM Active Aggregate Bond ETF	965,000	96.5%
PGIM Total Return Bond ETF	470,000	21.1%
PGIM Floating Rate Income ETF	498,500	73.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Ultra Short Bond ETF	1	7.0%
PGIM Active High Yield Bond ETF	2	54.4
PGIM Active Aggregate Bond ETF	3	96.5
PGIM Total Return Bond ETF	1	18.9
PGIM Floating Rate Income ETF	2	73.9
Unaffiliated:
PGIM Ultra Short Bond ETF	5	60.8
PGIM Active High Yield Bond ETF	4	34.5
PGIM Active Aggregate Bond ETF	—	—
PGIM Total Return Bond ETF	2	72.0
PGIM Floating Rate Income ETF	2	25.0

The Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2022, the Funds had no subscriptions in-kind and had redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA*	Prior SCA**
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	The Current SCA did not include PGIM Total Return Bond ETF and PGIM Floating Rate Income ETF.
**	The Prior SCA did not include PGIM Active Aggregate Bond ETF and PGIM Floating Rate Income ETF.

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 through September 28, 2023 will provide a commitment of $1,325,000,000 of which $1,200,000,000 (“Tranche A”) will be available for all Participating Funds (including the PGIM Floating Rate Income ETF and the PGIM Total Return Bond ETF), and of which $125,000,000 (“Tranche B”) will be solely available to the PGIM Floating Rate Income Fund and the PGIM Floating Rate Income ETF (the “Floating Rate Funds”). The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the Tranche A SCA and the commitment fee paid by the Floating Rate Funds will be 0.15% of the unused portion of the Tranche B SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the year ended August 31, 2022.

PGIM Fixed Income ETFs    223

Notes to Financial Statements (continued)

9.	Risks of Investing in the Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Ultra Short Bond ETF	PGIM Active High Yield Bond ETF	PGIM Active Aggregate Bond ETF	PGIM Total Return Bond ETF	PGIM Floating Rate Income ETF
Active Trading	—	—	X	X	X
Adjustable and Floating Rate Securities	—	—	—	—	X
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
Collateralized Loan Obligations	X	—	—	X	—
Covenant-Lite	—	X	—	X	X
Credit	X	X	X	X	X
Currency	—	—	—	X	—
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	—	X	—	—	—
Economic and Market Events	X	X	X	X	X
Emerging Markets	—	X	X	X	X
ETF Shares Trading	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Floating Rate and Other Loans	—	X	—	X	X
Interest Rate	X	X	X	X	X
Junk Bonds	—	X	—	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Liquidity	—	X	X	X	X
Loan Liquidity and Settlement	—	—	—	—	X
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	X	—	—	—	—
Mortgage-Backed and Asset-Backed Securities	X	X	X	X	—
New/Small Fund	—	—	X	X	X
Non-Money Market Fund	X	—	—	—	—
Prepayment	X	—	—	—	—
Reference Rate	X	—	—	X	X
Small Fund	—	X	—	—	—
Structured Products	—	—	X	—	—
U.S. Government and Agency Securities	X	—	X	X	—
Variable and Floating Rate Bonds	X	—	—	—	—

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk: Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and

PGIM Fixed Income ETFs    225

Notes to Financial Statements (continued)

declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Distressed and Defaulted Securities Risk: Distressed and defaulted securities are subject to particularly high credit risk, market risk and illiquidity risk. These securities are at a high risk for default, especially during economic downturns, and they are subject to greater volatility than securities of more stable issuers. To the extent that the Fund invests in bankrupt issuers, the Fund may be subject to litigation risks and costs.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

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Notes to Financial Statements (continued)

ETF Shares Trading Risk: Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund’s shares.

During such periods, you may incur significant losses if you sell your shares of the Fund. The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund’s shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s trading day on the Exchange and this may lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction

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Notes to Financial Statements (continued)

with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Loan Liquidity and Settlement Risk: The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Fund’s Prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

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Notes to Financial Statements (continued)

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Money Market Fund Risk: The Fund is not a money market fund. The Fund does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds.

Prepayment Risk: The Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

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Notes to Financial Statements (continued)

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Small Fund Risk: When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund may face the risk of being delisted if it does not meet certain conditions of the listing exchange due to small size. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Variable and Floating Rate Bonds Risk: Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. The settlement period for such bonds can be longer than seven days.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria

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Notes to Financial Statements (continued)

are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF and PGIM Floating Rate Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF and PGIM Floating Rate Income ETF (five of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein ended on or subsequent to August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Ultra Short Bond ETF PGIM Active High Yield Bond ETF	Statements of operations for the year ended August 31, 2022 and statements of changes in net assets for each of the two years in the period ended August 31, 2022

PGIM Active Aggregate Bond ETF	Statement of operations for the year ended August 31, 2022 and statement of changes in net assets for the year ended August 31, 2022 and for the period April 12, 2021 (commencement of operations) through August 31, 2021

PGIM Total Return Bond ETF	Statements of operations and changes in net assets for the period December 2, 2021 (commencement of operations) through August 31, 2022

PGIM Floating Rate Income ETF	Statements of operations and changes in net assets for the period May 17, 2022 (commencement of operations) through August 31, 2022

The financial statements of PGIM Ultra Short Bond ETF and PGIM Active High Yield Bond ETF as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

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Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended August 31, 2022, the Fund reported the maximum amount allowed per share for Class Z share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Fund	Capital Gain Distributions
PGIM Active High Yield Bond ETF	$0.11

For the year ended August 31, 2022, the following Funds reports the maximum amount allowable but not less than the following percentages as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

Fund	IRD
PGIM Ultra Short Bond ETF	81.01%
PGIM Active High Yield Bond ETF	54.55%
PGIM Active Aggregate Bond ETF	57.12%
PGIM Total Return Bond ETF	61.13%
PGIM Floating Rate Income ETF	92.87%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the two below funds qualifies for such deduction.

Fund	Federal Obligations Interest
PGIM Active Aggregate Bond ETF	12.07%
PGIM Total Return Bond ETF	14.89%

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Fixed Income ETFs    239

Liquidity Risk Management Program

(unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

The LRMP Report also noted that given the PGIM Floating Rate Income Fund’s portfolio of investments (that is, more than 50% of the Fund’s assets were classified as less than highly liquid), the Fund maintained a Highly Liquid Investment Minimum (“HLIM”) throughout the Reporting Period.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Fixed Income ETFs

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Fixed Income ETFs

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund, President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund, Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Fixed Income ETFs

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund, Chief Legal Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; Secretary (since September 2022) of the PGIM Private Credit Fund, Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund, Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund, Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

PGIM Fixed Income ETFs

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

PGIM Ultra Short Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Ultra Short Bond ETF1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from

1PGIM Ultra Short Bond ETF is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM

Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the

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Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management agreement and the subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments for the year ended December 31, 2021. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2021. The Board considered that the Fund commenced operations on April 5, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed both of its benchmark indices over the one-year and three-year periods.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadvisers should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Active High Yield Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active High Yield Bond ETF2 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

2PGIM Active High Yield Bond ETF is a series of PGIM ETF Trust.

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Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2021. The Board considered that the Fund commenced operations on September 24, 2018 and that longer-term performance was not yet available.

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The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-and three-year periods.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Active Aggregate Bond ETF

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active Aggregate Bond ETF3 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser

3 PGIM Active Aggregate Bond ETF is a series of PGIM ETF Trust.

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and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

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Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the three-month period ended December 31, 2021. The Board considered that the Fund commenced operations on April 12, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	Latest Quarter	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the three-month period ended December 31, 2021.

●	The Board noted that the Fund does not yet have a one-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to a contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM, Inc. (PGIM), through its PGIM Fixed Income division, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, to serve as the subadviser (together, the Subadviser) with respect to the Fund. The Board, including all of the Independent Trustees, met on September 15, 2021 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

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In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of the officers of the Trust and Trustees of the Trust who are affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Manager had engaged personnel and consultants with experience in the management of exchanged-traded funds. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board reviewed the performance information of a mutual fund advised by the Manager and subadvised by the Subadviser that utilizes the same investment strategy. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

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Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the third quartile and anticipated total expenses were in the fourth quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

* * *

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Floating Rate Income ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM, Inc. (PGIM), through its PGIM Fixed Income division, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, to serve as the subadviser (together, the Subadviser) with respect to the Fund. The Board, including all of the Independent Trustees, met on January 27, 2022 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

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A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of the officers of the Trust and Trustees of the Trust who are affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Manager had engaged personnel and consultants with experience in the management of exchanged-traded funds. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board reviewed the performance information of a mutual fund advised by the Manager and subadvised by the Subadviser that utilizes the same investment strategy. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the fourth quartile and anticipated total expenses were in the third quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management and subadvisory agreements.

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Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

* * *

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Fixed Income ETFs

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN/TRANSFER AGENT	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Fixed Income ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM FIXED INCOME ETFS

Fund	Ticker Symbol

PGIM Ultra Short Bond ETF	PULS

PGIM Active High Yield Bond ETF	PHYL

PGIM Active Aggregate Bond ETF	PAB

PGIM Total Return Bond ETF	PTRB

PGIM Floating Rate Income ETF	PFRL

ETF1000E

PGIM QUANT SOLUTIONS STRATEGIC ALPHA

INTERNATIONAL EQUITY ETF

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Strategic Alpha International Equity ETF informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Strategic Alpha International Equity ETF

October 14, 2022

PGIM Quant Solutions Strategic Alpha International Equity ETF 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22
	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	-18.75	2.17 (12/04/2018)

Market Price*	-18.91	2.13 (12/04/2018)

MSCI EAFE Index
	-19.80	3.07

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns. Since inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of operations (December 4, 2018) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on December 4, 2018, while the benchmark and the Index assume that the initial investment occurred on November 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

MSCI EAFE Index—The MSCI EAFE Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada.

PGIM Quant Solutions Strategic Alpha International Equity ETF 5

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of operating expenses or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 8/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Electricite de France SA	Electric Utilities	France	0.4%
Norsk Hydro ASA	Metals & Mining	Norway	0.3%
Flutter Entertainment plc	Hotels, Restaurants & Leisure	Ireland	0.3%
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	Singapore	0.3%
Seiko Epson Corp.	Technology Hardware, Storage & Peripherals	Japan	0.3%
Hermes International	Textiles, Apparel & Luxury Goods	France	0.3%
Hoya Corp.	Health Care Equipment & Supplies	Japan	0.3%
Suzuki Motor Corp.	Automobiles	Japan	0.3%
Prysmian SpA	Electrical Equipment	Italy	0.3%
Porsche Automobil Holding SE (PRFC)	Automobiles	Germany	0.3%

Holdings reflect only long term investments and are subject to change.

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Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quant Solutions Strategic Alpha International Equity ETF (the Fund) returned –18.75%, based on net asset value, in the 12-month reporting period that ended on August 31, 2022, outperforming the –19.80% return of the MSCI EAFE Index (the Index).

What were the market conditions?

Developed international equity markets declined meaningfully during the reporting period as global growth gave way to higher inflation and higher interest rates. At the same time, Russia’s invasion of Ukraine negatively impacted economic activity across Europe and sent energy prices spiraling higher.

Large-cap stocks generally outperformed their small- and mid-cap counterparts during the period, while value stocks outperformed growth stocks across all market capitalizations.

What worked?

•

The Fund added value in six of the Index’s eleven sectors during the reporting period, driven by better relative returns from its value factor, as cheaper stocks within the Index outperformed their more expensive peers.

•

A meaningful underweight position relative to the Index in information technology stocks (the Index’s worst-performing sector), along with an emphasis on more profitable companies through the Fund’s quality factor, aided performance.

•

The Fund’s results were also helped by good selection among communications services stocks, mainly by avoiding high-valued issues in the entertainment industry, where stock prices were down nearly 40%.

•

Among individual stocks, the Fund’s top relative contributors to performance were semiconductor & semiconductor equipment company ASML Holding N.V., software company SAP SE, and communication services company Sea Group.

What didn’t work?

•	The Fund’s relative performance during the reporting period was hurt most by holdings in the healthcare and energy sectors.

•

In healthcare, which was among the better-performing Index sectors, the Fund performed well from a security selection standpoint. However, an underweight position in larger pharmaceutical companies stemming from the Fund’s equal-weighting approach more than offset the benefit from positive security selection.

PGIM Quant Solutions Strategic Alpha International Equity ETF 7

Strategy and Performance Overview* (continued)

•

In energy, which was by far the Index’s best-performing sector, performance was hindered by the Fund’s underweight position relative to the Index—largely as a result of the Fund’s equal-weighting approach—which left it underexposed to the bigger-capitalization stocks in the sector.

•	Among individual stocks, the Fund’s largest detractors included energy companies BP plc and Shell plc, and food products company Nestle N.A.

Current outlook

•

The turning of the calendar to 2022 presented a number of new challenges for international equity markets, which were reflected in a meaningful pullback in global stock prices. COVID-19 vaccines continued to demonstrate significant effectiveness, allowing an expanded reopening of many international markets, but significant outbreaks continued to occur on the global level, adding to the well-advertised, lagging performance of global supply chains. The recovery of both consumer and corporate demand in many parts of the world continued to fuel a fairly robust economic bounce into 2022. However, this came at a cost of much higher inflation, leading to a sea change in monetary policy from very accommodative to increasingly restrictive, and depressing both equity and fixed income valuations. Russia’s invasion of Ukraine caused further economic disruption and sent global energy prices skyrocketing.

•

The challenges to equity performance across the EAFE (Europe, Australasia, Far East) landscape remain daunting, but PGIM Quantitative Solutions continues to see significant long-term opportunity across the space. The positive diversifying effects of maintaining a consistent commitment to EAFE exposure still stand, especially if the relative performance of US and international equities reverts to more typical proportions. EAFE stocks remain very cheap, both on an absolute and relative basis, with valuations at historically low levels, even when assuming very pessimistic future-earnings expectations. In addition, the market appears to be ignoring the opportunities that could spring from an improvement in, or cessation of, hostilities in the Ukrainian/Russian conflict.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Strategic Alpha International Equity ETF	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Actual	$1,000.00	$ 868.80	0.29%	$1.37

Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Strategic Alpha International Equity ETF 9

Schedule of Investments

as of August 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS 97.0%

Australia 4.4%
Aristocrat Leisure Ltd.	3,382	$82,615
Aurizon Holdings Ltd.	32,089	81,899
Australia & New Zealand Banking Group Ltd.	5,202	81,263
BHP Group Ltd.	2,887	80,203
BlueScope Steel Ltd.	7,385	84,490
Coles Group Ltd.	6,633	79,699
Dexus, REIT	11,619	69,406
Fortescue Metals Group Ltd.	6,668	84,043
Lottery Corp. Ltd. (The)*	25,109	75,939
Rio Tinto Ltd.	1,146	74,102
Rio Tinto PLC	1,415	78,426
Scentre Group, REIT	44,084	88,684
Sonic Healthcare Ltd.	3,358	78,122
Stockland, REIT	31,818	78,813
Transurban Group	8,105	77,420
Vicinity Centres, REIT	63,154	83,618
Westpac Banking Corp.	5,872	86,827
Woolworths Group Ltd.	3,314	81,838

		1,447,407

Austria 0.7%
Mondi PLC	4,688	79,839
OMV AG	1,833	74,199
voestalpine AG	3,820	77,239

		231,277

Belgium 0.5%
Solvay SA	1,021	82,741
UCB SA	925	65,164

		147,905

Brazil 0.2%
Yara International ASA	1,809	76,708

Chile 0.3%
Antofagasta PLC	6,442	82,395

China 0.7%
ESR Group Ltd., 144A*	29,242	82,152

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 11

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)
Wilmar International Ltd.	26,763	$77,372
Xinyi Glass Holdings Ltd.	35,985	66,755

		226,279

Denmark 1.4%
AP Moller - Maersk A/S (Class A Stock)	33	77,408
AP Moller - Maersk A/S (Class B Stock)	36	86,367
Carlsberg A/S (Class B Stock)	624	81,432
Danske Bank A/S	5,879	78,787
Demant A/S*	1,948	60,145
Novo Nordisk A/S (Class B Stock)	715	76,565

		460,704

Finland 0.7%
Elisa OYJ	1,479	79,162
Nokia OYJ	15,951	80,342
Orion OYJ (Class B Stock)	1,747	79,303

		238,807

France 10.1%
Amundi SA, 144A	1,570	79,993
Arkema SA	887	75,216
BioMerieux	822	75,387
BNP Paribas SA	1,740	81,285
Bollore SE	16,950	81,354
Bouygues SA	2,760	81,269
Bureau Veritas SA	3,193	79,483
Capgemini SE	492	85,538
Carrefour SA	4,220	70,569
Cie de Saint-Gobain	1,932	78,342
Cie Generale des Etablissements Michelin SCA	3,056	74,644
Covivio, REIT	1,483	83,161
Credit Agricole SA	9,064	83,711
Danone SA	1,443	76,147
Dassault Aviation SA	557	76,687
Eiffage SA	872	76,994
Electricite de France SA	9,586	114,976
Engie SA	7,239	86,338
EssilorLuxottica SA	547	82,044
Eurazeo SE	1,314	78,768
Gecina SA, REIT	892	79,737
Hermes International	72	92,798

See Notes to Financial Statements.
12

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)
Ipsen SA	846	$81,236
Kering SA	160	80,879
Klepierre SA, REIT*	4,283	88,237
La Francaise des Jeux SAEM, 144A	2,262	73,584
Legrand SA	1,077	78,231
L’Oreal SA	219	75,544
LVMH Moet Hennessy Louis Vuitton SE	134	87,195
Orange SA	6,857	69,585
Pernod Ricard SA	433	79,871
Publicis Groupe SA	1,840	90,144
Sanofi	854	70,529
SEB SA	822	61,129
Thales SA	702	84,763
TotalEnergies SE	1,679	85,530
Unibail-Rodamco-Westfield, REIT*	1,656	85,540
Valeo	4,334	83,364
Veolia Environnement SA	3,438	76,978
Vinci SA	921	85,383
Vivendi SE	8,248	75,047

		3,307,210

Germany 6.7%
adidas AG	459	68,398
Aroundtown SA	27,250	79,636
BASF SE	1,943	82,147
Bayer AG	1,251	66,129
Bayerische Motoren Werke AG	1,020	75,311
Beiersdorf AG	773	78,149
Brenntag SE	1,273	83,692
Covestro AG, 144A	2,481	75,098
Daimler Truck Holding AG*	3,345	85,804
Deutsche Post AG	2,161	79,039
Deutsche Telekom AG	4,050	76,468
E.ON SE	9,652	82,545
Evonik Industries AG	4,025	75,216
Fresenius Medical Care AG & Co. KGaA	1,616	55,525
Fresenius SE & Co. KGaA	2,464	61,063
GEA Group AG	2,150	74,953
HeidelbergCement AG	1,747	79,180
Henkel AG & Co. KGaA	1,355	84,835
LEG Immobilien SE	978	74,028
Mercedes-Benz Group AG	1,497	84,428
Merck KGaA	433	74,584
Puma SE	1,252	76,775

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 13

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)
Rational AG	135	$73,058
Rheinmetall AG	406	64,629
Siemens AG	815	82,788
Symrise AG	712	74,665
Telefonica Deutschland Holding AG	27,684	71,918
United Internet AG	2,611	59,170
Volkswagen AG	460	85,152

		2,184,383

Hong Kong 3.1%
CK Asset Holdings Ltd.	10,956	74,122
CK Infrastructure Holdings Ltd.	13,093	79,739
CLP Holdings Ltd.	8,441	72,809
HK Electric Investments & HK Electric Investments Ltd.	84,585	70,589
HKT Trust & HKT Ltd.	57,933	77,798
Hongkong Land Holdings Ltd.	15,435	74,705
Jardine Matheson Holdings Ltd.	1,566	83,155
New World Development Co. Ltd.	22,343	73,018
Power Assets Holdings Ltd.	13,613	81,518
Sino Land Co. Ltd.	52,757	77,300
Swire Pacific Ltd. (Class A Stock)	13,010	90,091
Swire Properties Ltd.	32,354	74,777
WH Group Ltd., 144A	101,502	69,317

		998,938

Ireland 1.1%
CRH PLC	2,223	82,200
Flutter Entertainment PLC*	803	101,074
Kerry Group PLC (Class A Stock)	797	82,378
Smurfit Kappa Group PLC	2,500	84,291

		349,943

Israel 1.2%
Check Point Software Technologies Ltd.*	634	76,232
ICL Group Ltd.	9,001	86,462
Nice Ltd.*	386	83,693
Tower Semiconductor Ltd.*	1,701	79,962
ZIM Integrated Shipping Services Ltd.	1,842	66,478

		392,827

See Notes to Financial Statements.
14

Description	Shares	Value

COMMON STOCKS (Continued)

Italy 2.4%
Assicurazioni Generali SpA	5,255	$77,314
Atlantia SpA	3,423	78,534
Coca-Cola HBC AG*	3,560	81,472
Enel SpA	15,050	71,018
Ferrari NV	419	81,352
Mediobanca Banca di Credito Finanziario SpA	9,536	75,784
Moncler SpA	1,929	86,537
Prysmian SpA	2,985	91,824
Snam SpA	14,332	68,213
Terna - Rete Elettrica Nazionale	10,653	76,011

		788,059

Japan 35.2%
Advantest Corp.	1,499	86,320
AGC, Inc.	2,214	75,699
Ajinomoto Co., Inc.	3,132	87,044
Asahi Group Holdings Ltd.	2,390	80,392
Asahi Kasei Corp.	10,274	75,655
Astellas Pharma, Inc.	5,369	76,694
Bandai Namco Holdings, Inc.	1,062	80,152
Bridgestone Corp.	2,323	89,509
Brother Industries Ltd.	4,399	84,734
Canon, Inc.	3,423	82,172
Capcom Co. Ltd.	2,993	82,083
Chiba Bank Ltd. (The)	15,477	83,777
Chugai Pharmaceutical Co. Ltd.	2,980	77,415
CyberAgent, Inc.	7,913	77,977
Dai Nippon Printing Co. Ltd.	3,833	81,033
Daikin Industries Ltd.	482	84,951
Daito Trust Construction Co. Ltd.	837	82,781
Dentsu Group, Inc.	2,346	76,244
Disco Corp.	331	81,484
Eisai Co. Ltd.	1,889	77,464
Fuji Electric Co. Ltd.	1,826	79,783
FUJIFILM Holdings Corp.	1,461	74,783
Fujitsu Ltd.	584	69,634
GLP J-REIT, REIT	64	78,270
Hamamatsu Photonics KK	2,008	86,000
Hirose Electric Co. Ltd.	614	87,730
Hitachi Construction Machinery Co. Ltd.	3,468	71,869
Hitachi Ltd.	1,620	81,580
Honda Motor Co. Ltd.	3,182	85,296
Hoya Corp.	903	92,624
Hulic Co. Ltd.	9,860	75,232

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 15

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Ibiden Co. Ltd.	2,834	$91,390
Idemitsu Kosan Co. Ltd.	3,364	88,383
Inpex Corp.	7,535	86,998
Isuzu Motors Ltd.	6,843	85,264
ITOCHU Corp.	2,807	77,648
Itochu Techno-Solutions Corp.	3,107	79,059
Japan Post Bank Co. Ltd.	9,919	72,398
Japan Post Holdings Co. Ltd.	11,645	80,578
Japan Post Insurance Co. Ltd.	5,082	77,990
Japan Real Estate Investment Corp., REIT	16	74,285
Japan Tobacco, Inc.	4,518	76,750
JFE Holdings, Inc.	7,365	79,521
Kajima Corp.	7,177	75,890
KDDI Corp.	2,688	82,754
Keyence Corp.	227	86,339
Kikkoman Corp.	1,350	83,182
Kintetsu Group Holdings Co. Ltd.	2,546	86,867
Kirin Holdings Co. Ltd.	5,440	89,848
Komatsu Ltd.	3,475	73,290
Konami Group Corp.	1,372	69,921
Kubota Corp.	4,820	75,479
Kurita Water Industries Ltd.	2,128	83,634
Kyocera Corp.	1,533	85,828
Kyowa Kirin Co. Ltd.	3,416	77,086
Lixil Corp.	4,073	71,507
Marubeni Corp.	7,830	81,837
Mazda Motor Corp.	10,127	89,734
MEIJI Holdings Co. Ltd.	1,545	73,733
MISUMI Group, Inc.	3,524	87,513
Mitsubishi Chemical Group Corp.	13,574	71,620
Mitsubishi Corp.	2,436	80,028
Mitsubishi Estate Co. Ltd.	5,469	74,009
Mitsubishi HC Capital, Inc.	17,111	83,261
Mitsubishi Heavy Industries Ltd.	2,174	84,096
Mitsubishi UFJ Financial Group, Inc.	14,307	74,261
Mitsui & Co. Ltd.	3,630	85,338
Mitsui Chemicals, Inc.	3,652	82,674
Mitsui Fudosan Co. Ltd.	3,718	75,564
Murata Manufacturing Co. Ltd.	1,363	74,113
NEC Corp.	2,005	73,604
NGK Insulators Ltd.	6,332	91,112
Nintendo Co. Ltd.	179	73,430
Nippon Building Fund, Inc., REIT	16	79,928
NIPPON EXPRESS HOLDINGS, Inc.	1,348	74,617

See Notes to Financial Statements.
16

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Nippon Sanso Holdings Corp.	4,746	$86,909
Nippon Shinyaku Co. Ltd.	1,221	67,235
Nippon Steel Corp.	5,307	84,366
Nippon Telegraph & Telephone Corp.	2,731	74,091
Nippon Yusen KK	1,132	87,105
Nissan Chemical Corp.	1,632	83,054
Nitto Denko Corp.	1,243	77,125
Nomura Real Estate Holdings, Inc.	3,244	79,976
Nomura Real Estate Master Fund, Inc., REIT	63	77,183
NTT Data Corp.	5,506	78,235
Obayashi Corp.	10,972	76,293
Oji Holdings Corp.	19,311	77,425
Olympus Corp.	3,930	85,149
Ono Pharmaceutical Co. Ltd.	3,068	73,495
ORIX Corp.	4,739	78,321
Osaka Gas Co. Ltd.	4,403	74,289
Otsuka Holdings Co. Ltd.	2,394	78,597
Pan Pacific International Holdings Corp.	5,068	91,383
Persol Holdings Co. Ltd.	4,002	81,235
Recruit Holdings Co. Ltd.	2,643	85,288
Renesas Electronics Corp.*	8,781	83,686
Ricoh Co. Ltd.	10,156	80,195
Rohm Co. Ltd.	1,152	87,234
SBI Holdings, Inc.	4,007	79,203
SCSK Corp.	4,568	74,969
Secom Co. Ltd.	1,218	78,222
Seiko Epson Corp.	6,027	95,269
Sekisui Chemical Co. Ltd.	5,698	78,174
Sekisui House Ltd.	4,631	79,136
Seven & i Holdings Co. Ltd.	2,002	79,734
SG Holdings Co. Ltd.	4,642	77,486
Shimadzu Corp.	2,559	75,338
Shin-Etsu Chemical Co. Ltd.	673	79,035
Shionogi & Co. Ltd.	1,523	74,591
SMC Corp.	176	84,374
SoftBank Corp.	7,494	82,505
Square Enix Holdings Co. Ltd.	1,747	76,331
Subaru Corp.	4,518	82,457
SUMCO Corp.	6,209	85,364
Sumitomo Chemical Co. Ltd.	18,492	73,209
Sumitomo Corp.	5,790	81,896
Sumitomo Metal Mining Co. Ltd.	2,582	81,869
Sumitomo Mitsui Financial Group, Inc.	2,791	84,257
Sumitomo Mitsui Trust Holdings, Inc.	2,544	79,401

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 17

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Sumitomo Realty & Development Co. Ltd.	3,251	$80,032
Suntory Beverage & Food Ltd.	2,062	75,697
Suzuki Motor Corp.	2,625	92,189
Taisei Corp.	2,522	76,881
Takeda Pharmaceutical Co. Ltd.	3,059	84,773
TDK Corp.	2,498	88,376
Terumo Corp.	2,595	84,168
TIS, Inc.	2,981	85,616
Toho Co. Ltd.	2,111	80,687
Tokyo Electric Power Co. Holdings, Inc.*	16,299	63,823
Tokyo Electron Ltd.	250	79,467
Tokyo Gas Co. Ltd.	4,160	78,214
TOPPAN, Inc.	4,571	72,090
Toray Industries, Inc.	13,933	80,123
Toshiba Corp.	1,952	72,600
Tosoh Corp.	6,104	79,395
TOTO Ltd.	2,271	79,037
Toyota Tsusho Corp.	2,381	84,066
USS Co. Ltd.	4,457	79,050
Yakult Honsha Co. Ltd.	1,355	80,271
Yamaha Corp.	2,058	80,883
Yamaha Motor Co. Ltd.	4,027	84,033
Yaskawa Electric Corp.	2,349	77,440
Yokogawa Electric Corp.	4,851	85,375

		11,483,717

Jordan 0.2%
Hikma Pharmaceuticals PLC	4,010	61,165

Luxembourg 0.5%
ArcelorMittal SA	3,657	87,302
Eurofins Scientific SE	1,046	72,637

		159,939

Netherlands 2.6%
EXOR NV	1,321	79,998
Heineken Holding NV	1,163	82,748
Heineken NV	950	85,675
JDE Peet’s NV	2,813	86,844
Koninklijke Ahold Delhaize NV	2,799	77,073
Koninklijke KPN NV	22,499	71,675
Koninklijke Philips NV	3,808	63,710
NN Group NV	1,816	74,770

See Notes to Financial Statements.
18

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands (cont’d.)
Randstad NV	1,527	$71,342
Shell PLC	3,227	85,847
Wolters Kluwer NV	840	82,255

		861,937

New Zealand 0.7%
Mercury NZ Ltd.	21,481	76,230
Meridian Energy Ltd.	26,562	81,341
Spark New Zealand Ltd.	26,180	86,819

		244,390

Norway 1.5%
Aker BP ASA	1,978	69,205
Equinor ASA	2,359	90,844
Mowi ASA	3,406	70,020
Norsk Hydro ASA	14,958	103,103
Orkla ASA	9,620	80,752
Telenor ASA	5,933	65,074

		478,998

Portugal 0.3%
Jeronimo Martins SGPS SA	3,810	84,618

Russia 0.0%
Evraz PLC^	10,559	1

Singapore 3.1%
Capitaland Investment Ltd.	30,158	79,633
City Developments Ltd.	15,211	88,494
DBS Group Holdings Ltd.	3,554	82,908
Keppel Corp. Ltd.	16,852	87,670
Mapletree Pan Asia Commercial Trust, REIT	61,137	80,498
Oversea-Chinese Banking Corp. Ltd.	9,687	83,807
Singapore Airlines Ltd.*	21,662	82,466
Singapore Technologies Engineering Ltd.	29,427	78,545
STMicroelectronics NV	2,732	95,394
United Overseas Bank Ltd.	3,826	74,825
UOL Group Ltd.	15,074	74,644
Venture Corp. Ltd.	6,893	90,216

		999,100

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 19

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

South Africa 0.2%
Anglo American PLC	2,521	$81,504

Spain 2.5%
Acciona SA	438	85,877
ACS Actividades de Construccion y Servicios SA	3,344	74,638
Banco Santander SA	29,754	72,272
Enagas SA	3,679	67,252
Endesa SA	4,150	71,317
Iberdrola SA	8,185	85,422
Industria de Diseno Textil SA	3,509	75,994
Naturgy Energy Group SA	3,029	83,649
Red Electrica Corp. SA	4,029	73,833
Repsol SA	6,007	78,387
Telefonica SA	15,577	64,433

		833,074

Sweden 3.1%
Assa Abloy AB (Class B Stock)	3,778	76,801
Getinge AB (Class B Stock)	3,411	63,404
H & M Hennes & Mauritz AB (Class B Stock)	6,382	66,490
Holmen AB (Class B Stock)	2,060	88,623
Investor AB (Class B Stock)	4,847	76,706
Securitas AB (Class B Stock)	9,237	81,105
Skanska AB (Class B Stock)	5,317	78,882
SKF AB (Class B Stock)	5,468	82,354
Swedish Orphan Biovitrum AB*	3,704	81,863
Telefonaktiebolaget LM Ericsson (Class B Stock)	10,740	80,580
Telia Co. AB	20,779	73,253
Volvo AB (Class A Stock)	4,715	78,687
Volvo AB (Class B Stock)	4,861	77,192

		1,005,940

Switzerland 2.2%
ABB Ltd.	3,026	83,490
Adecco Group AG*	2,409	76,521
Baloise Holding AG	506	73,195
Chocoladefabriken Lindt & Spruengli AG	8	84,624
Geberit AG	163	75,522
Kuehne + Nagel International AG	321	74,216
Novartis AG	975	78,928

See Notes to Financial Statements.
20

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
Swatch Group AG (The)	344	$83,862
Swiss Prime Site AG	920	79,341

		709,699

United Kingdom 9.6%
3i Group PLC	5,979	84,426
abrdn PLC	44,097	75,227
Associated British Foods PLC	4,098	72,600
Auto Trader Group PLC, 144A	11,662	88,304
Aviva PLC	17,181	83,569
BAE Systems PLC	8,163	73,606
Barclays PLC	44,537	85,110
Barratt Developments PLC	14,645	72,697
Berkeley Group Holdings PLC	1,775	75,367
British American Tobacco PLC	2,108	84,522
British Land Co. PLC (The), REIT	14,870	74,418
BT Group PLC	37,395	65,467
Bunzl PLC	2,205	73,286
Burberry Group PLC	4,157	84,414
CK Hutchison Holdings Ltd.	12,184	78,782
Coca-Cola Europacific Partners PLC	1,511	74,296
Compass Group PLC	3,891	84,030
Diageo PLC	1,872	81,856
Haleon PLC*	3,676	11,054
Imperial Brands PLC	3,694	81,385
Informa PLC	12,768	81,104
Intertek Group PLC	1,560	71,747
J Sainsbury PLC	31,188	73,694
JD Sports Fashion PLC	58,050	76,170
Kingfisher PLC	26,250	70,778
Land Securities Group PLC, REIT	10,205	77,129
Lloyds Banking Group PLC	158,828	80,963
National Grid PLC	5,911	74,024
NatWest Group PLC	29,471	84,375
Next PLC	1,108	74,810
Pearson PLC	9,090	91,110
Persimmon PLC	3,577	61,334
Reckitt Benckiser Group PLC	1,056	81,554
RELX PLC	3,031	79,647
Sage Group PLC (The)	10,298	85,560
Segro PLC, REIT	6,673	73,101
Smiths Group PLC	4,771	82,638
SSE PLC	3,934	75,521
Taylor Wimpey PLC	57,718	72,616

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 21

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Tesco PLC	25,707	$74,271
Vodafone Group PLC	56,839	76,383

		3,122,945

United States 1.8%
Ferguson PLC	670	77,725
GSK PLC	2,940	47,112
Nestle SA	612	71,737
QIAGEN NV*	1,742	79,216
Roche Holding AG (Bearer Shares)	190	72,734
Roche Holding AG (Genusschein)	238	76,793
Schneider Electric SE	681	81,290
Stellantis NV	6,798	91,230

		597,837

TOTAL COMMON STOCKS (cost $34,011,240)		31,657,706

PREFERRED STOCKS 1.1%

Germany
Bayerische Motoren Werke AG (PRFC)	1,155	80,380
Henkel AG & Co. KGaA (PRFC)	1,348	87,025
Porsche Automobil Holding SE (PRFC)	1,293	91,582
Volkswagen AG (PRFC)	632	90,278

TOTAL PREFERRED STOCKS (cost $429,637)		349,265

TOTAL LONG-TERM INVESTMENTS (cost $34,440,877)		32,006,971

SHORT-TERM INVESTMENT 0.9%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $299,811)	299,811	299,811

TOTAL INVESTMENTS 99.0% (cost $34,740,688)		32,306,782
Other assets in excess of liabilities 1.0%		339,760

NET ASSETS 100.0%		$32,646,542

See Notes to Financial Statements.
22

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1 and 0.0% of net assets.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$1,447,407	$—	$—
Austria	231,277	—	—
Belgium	147,905	—	—
Brazil	76,708	—	—
Chile	82,395	—	—
China	226,279	—	—
Denmark	460,704	—	—
Finland	238,807	—	—
France	3,307,210	—	—
Germany	2,184,383	—	—
Hong Kong	998,938	—	—
Ireland	349,943	—	—
Israel	392,827	—	—
Italy	788,059	—	—
Japan	11,483,717	—	—
Jordan	61,165	—	—
Luxembourg	159,939	—	—
Netherlands	861,937	—	—
New Zealand	244,390	—	—
Norway	478,998	—	—
Portugal	84,618	—	—
Russia	—	—	1
Singapore	999,100	—	—

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 23

Schedule of Investments  (continued)

as of August 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
South Africa	$81,504	$—	$—
Spain	833,074	—	—
Sweden	1,005,940	—	—
Switzerland	709,699	—	—
United Kingdom	3,122,945	—	—
United States	597,837	—	—
Preferred Stocks
Germany	349,265	—	—
Short-Term Investment
Unaffiliated Fund	299,811	—	—

Total	$32,306,781	$—	$1

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2022 were as follows:

Pharmaceuticals	4.7%
Real Estate Management & Development	4.6
Banks	4.4
Chemicals	4.3
Equity Real Estate Investment Trusts (REITs)	3.9
Machinery	3.7
Automobiles	3.7
Electric Utilities	3.4
Food Products	3.4
Metals & Mining	3.3
Diversified Telecommunication Services	2.9
Electronic Equipment, Instruments & Components	2.6
Beverages	2.5
Textiles, Apparel & Luxury Goods	2.3
Trading Companies & Distributors	2.2
Semiconductors & Semiconductor Equipment	2.1
Oil, Gas & Consumable Fuels	2.0
Professional Services	1.9
Construction & Engineering	1.9
Food & Staples Retailing	1.9
Building Products	1.9
Industrial Conglomerates	1.7
IT Services	1.7
Health Care Equipment & Supplies	1.6
Household Durables	1.5

Media	1.5%
Insurance	1.4
Entertainment	1.4
Hotels, Restaurants & Leisure	1.3
Technology Hardware, Storage & Peripherals	1.3
Electrical Equipment	1.3
Diversified Financial Services	1.2
Marine	1.2
Aerospace & Defense	1.2
Gas Utilities	1.1
Specialty Retail	1.1
Multi-Utilities	1.0
Capital Markets	1.0
Commercial Services & Supplies	1.0
Unaffiliated Fund	0.9
Household Products	0.8
Auto Components	0.8
Paper & Forest Products	0.8
Software	0.7
Tobacco	0.7
Wireless Telecommunication Services	0.7
Air Freight & Logistics	0.7
Health Care Providers & Services	0.6
Road & Rail	0.5
Multiline Retail	0.5

See Notes to Financial Statements.
24

Industry Classification (continued):

Personal Products	0.5%
Construction Materials	0.5
Leisure Products	0.5
Communications Equipment	0.5
Transportation Infrastructure	0.5
Life Sciences Tools & Services	0.5
Interactive Media & Services	0.3
Containers & Packaging	0.3
Airlines	0.2

Biotechnology	0.2%
Independent Power & Renewable Electricity Producers	0.2

99.0
Other assets in excess of liabilities	1.0

100.0%

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 25

Statement of Assets and Liabilities

as of August 31, 2022

Assets

Unaffiliated investments (cost $34,740,688)	$32,306,782
Foreign currency, at value (cost $177,895)	175,929
Dividends receivable	97,220
Tax reclaim receivable	74,992

Total Assets	32,654,923

Liabilities
Management fee payable	8,381

Net Assets	$32,646,542

Net assets were comprised of:
Common stock, at par	$700
Paid-in capital in excess of par	34,905,030
Total distributable earnings (loss)	(2,259,188)

Net assets, August 31, 2022	$32,646,542

Net asset value, offering price and redemption price per share, ($32,646,542 ÷ 700,000 shares of common stock issued and outstanding)	$46.64

See Notes to Financial Statements.
26

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $160,354 foreign withholding tax)	$1,179,884
Income from securities lending, net (including affiliated income of $88)	8,356
Miscellaneous income	32

Total income	1,188,272

Expenses
Management fee	110,436

Net investment income (loss)	1,077,836

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14))	(141,186)
Foreign currency transactions	(41,145)

(182,331)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,477,386)
Foreign currencies	7,219

(8,470,167)

Net gain (loss) on investment and foreign currency transactions	(8,652,498)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(7,574,662)

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 27

Statements of Changes in Net Assets

	Year Ended August 31,
	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,077,836	$1,005,336
Net realized gain (loss) on investment and foreign currency transactions	(182,331)	4,315,646
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,470,167)	3,348,057

Net increase (decrease) in net assets resulting from operations	(7,574,662)	8,669,039

Dividends and Distributions
Distributions from distributable earnings	(3,368,106)	(940,968)

Total increase (decrease)	(10,942,768)	7,728,071

Net Assets:
Beginning of year	43,589,310	35,861,239

End of year	$32,646,542	$43,589,310

See Notes to Financial Statements.
28

Financial Highlights

				December 04, 2018(a)
	Year Ended August 31,			through August 31,
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$62.27	$51.23	$49.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.54	1.44	1.09	1.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.36)	10.94	1.88	(0.63)
Total from investment operations	(10.82)	12.38	2.97	0.53
Less Dividends and Distributions:
Dividends from net investment income	(1.49)	(1.34)	(1.29)	(0.98)
Distributions from net realized gains	(3.32)	-	-	-
Total dividends and distributions	(4.81)	(1.34)	(1.29)	(0.98)
Net asset value, end of period	$46.64	$62.27	$51.23	$49.55
Total Return(c):	(18.75)%	24.43%	6.05%	1.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,647	$43,589	$35,861	$34,687
Average net assets (000)	$38,070	$40,415	$34,722	$27,908
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.29%(e)
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.29%(e)
Net investment income (loss)	2.83%	2.49%	2.20%	3.12%(e)
Portfolio turnover rate(f)	90%	79%	92%	63%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Quant Solutions Strategic Alpha International Equity ETF 29

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Strategic Alpha International Equity ETF (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

30

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Quant Solutions Strategic Alpha International Equity ETF 31

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

32

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Quant Solutions Strategic Alpha International Equity ETF 33

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Quarterly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to a management agreement with the RIC on behalf of the Fund (the Management Agreement), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser.

Pursuant to the management agreement relating to the Fund, there is a unitary fee structure for the fund whereby PGIM Investments is responsible for substantially all expenses of the Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. The Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to the Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of the Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from the Fund’s inception date, to waive any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund due to the Fund’s investment of its excess overnight cash

34

in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary Fee Rate

PGIM Quant Solutions Strategic Alpha International Equity ETF	0.29%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM Quantitative Solutions LLC (formerly known as QMA LLC), (“PGIM Quantitative Solutions”) (the “subadviser”). The Manager pays for the services of the subadviser.

Effective June 6, 2022, the Bank of New York Mellon (“BNY”) serves as the Custodian, Transfer Agent and Administrative Agent for the Trust. BNY receives compensation from the Manager and is reimbursed for expenses, including custodian, transfer agency and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BNY under the Custodian, Transfer Agency and Service and Administration and Accounting Agreements.

Prior to June 6, 2022, Brown Brothers Harriman & Co. (“BBH”) served as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. The Manager was responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH was responsible for marketing to approved borrowers available securities from the Funds’ portfolios. BBH received as compensation for its services a portion of the amount earned by the Funds for lending securities.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. The Distributor is a subsidiary of Prudential. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money

PGIM Quant Solutions Strategic Alpha International Equity ETF 35

Notes to Financial Statements (continued)

Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$32,622,666	$34,543,790

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$95,793	$1,207,074	$1,302,853	$—	$(14)	$—	—	$88(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

36

For the year ended August 31, 2022, the tax character of dividends paid by the Fund were $3,263,764 of ordinary income and $104,342 of long-term capital gains. For the year ended August 31, 2021, the tax character of dividends paid by the Fund was $940,968 of ordinary income.

As of August 31, 2022, the accumulated undistributed earnings on a tax basis was $420,029 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$34,788,264	$1,960,981	$(4,442,463)	$(2,481,482)

The difference between GAAP basis and tax basis was primarily attributable to investments in passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2022 of approximately $207,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated

PGIM Quant Solutions Strategic Alpha International Equity ETF 37

Notes to Financial Statements (continued)

portfolio of securities, assets or other positions (a “creation basket”, and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other propositions (the “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets”. A Creation Unit of PGIM Quant Solutions Strategic Alpha International Equity ETF consists of 100,000 shares of the Fund.

Authorized Participants generally are required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. From time to time, the Fund may waive all or a portion of their applicable transaction fee(s). An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions when deemed appropriate.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Quant Solutions Strategic Alpha International Equity ETF	695,000	99.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	2	91.5%
Unaffiliated	—	—

The Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2022, the Fund had no subscriptions in-kind and no redemptions in-kind.

There were no transactions in shares of beneficial interest for the periods ended August 31, 2022 and August 31, 2021

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8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 will provide a commitment of $1,200,000,000 through September 28, 2023. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to

PGIM Quant Solutions Strategic Alpha International Equity ETF 39

Notes to Financial Statements (continued)

proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the

40

shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund’s shares. During such periods, you may incur significant losses if you sell your shares of the Fund.

The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund’s shares on the

Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s trading day on the Exchange and this may lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

● Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

● No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards

PGIM Quant Solutions Strategic Alpha International Equity ETF 41

Notes to Financial Statements (continued)

as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

42

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative

PGIM Quant Solutions Strategic Alpha International Equity ETF 43

Notes to Financial Statements (continued)

investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Small Fund Risk: When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. The Fund may face the risk of being delisted if it does not meet certain conditions of the listing exchange due to small size. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Quant Solutions Strategic Alpha International Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Strategic Alpha International Equity ETF (the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions Strategic Alpha International Equity ETF 45

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $.20 for Class Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2022, the Fund reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

Fund	QDI

PGIM Quant Solutions Strategic Alpha International Equity ETF	37.98%

For the year ended August 31, 2022, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $110,138 foreign tax credit from recognized foreign source income of $1,136,411.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2021.

46

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Quant Solutions Strategic Alpha International Equity ETF

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Strategic Alpha International Equity ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions Strategic Alpha International Equity ETF

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund, President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund, Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions Strategic Alpha International Equity ETF

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund, Chief Legal Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; Secretary (since September 2022) of the PGIM Private Credit Fund, Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund, Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund, Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund, Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

PGIM Quant Solutions Strategic Alpha International Equity ETF

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Strategic Alpha International Equity ETF (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Quant Solutions Strategic Alpha International Equity ETF is a series of PGIM ETF Trust.

PGIM Quant Solutions Strategic Alpha International Equity ETF

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The

PGIM Quant Solutions Strategic Alpha International Equity ETF

Approval of Advisory Agreements (continued)

Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2021. The Board considered that the Fund commenced operations in Q4 of 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	4th Quartile	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-and three-year periods.

•

The Board considered PGIM Investments assertions that the Fund’s bias towards small cap stocks detracted from relative results, but that PGIM Investments expects a recovery for small cap stocks to drive a performance improvement for the Fund.

•	The Board also considered that the Fund outperformed its peer group for the first quarter of 2022.

•	The Board noted PGIM Investments’ commitment to taking actions to address performance.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*   *   *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Strategic Alpha International Equity ETF

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer •
Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer •
Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant
Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin,
Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus for the Fund by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus for the Fund should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Strategic Alpha International Equity ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.pgiminvestments.com the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS STRATEGIC ALPHA INTERNATIONAL EQUITY ETF

Fund	Ticker Symbol

PGIM Quant Solutions Strategic Alpha International Equity ETF	PQIN

ETF1002E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $143,500 and $156,500, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $50,000 and $0 were billed to the registrant for services rendered by PwC in connection with the custodian and accounting conversion.

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $0 and $796 were billed to the registrant for services rendered by KPMG LLP (the registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(d) All Other Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2021
4(b)	0%	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (Chair), Laurie Simon Hodrick, Brian K. Reid and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 26, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 26, 2022